Exhibit 10.3







            =======================================================




                         MASTER DISBURSEMENT AGREEMENT

                                     among

                             WYNN LAS VEGAS, LLC,

                                as the Company,

                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as the Bank Agent,

                        U.S. BANK NATIONAL ASSOCIATION,
                     as the 2014 Notes Indenture Trustee,

                                      and

                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as the Disbursement Agent




           =======================================================



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                                                  TABLE OF CONTENTS

                                                                                                                  PAGE

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ARTICLE 1. - definitions; rules of interpretation.................................................................6

         1.1      Definitions.....................................................................................6
         1.2      Rules of Interpretation.........................................................................6

ARTICLE 2. - ACCOUNTS, ADVANCES AND DISBURSEMENTS.................................................................6

         2.1      Availability of Advances........................................................................6
         2.2      Company Accounts................................................................................6
         2.3      Mechanics for Obtaining Advances................................................................6
         2.4      Order of Sources of Funding.....................................................................6
         2.5      Disbursements...................................................................................6
         2.6      Phase I Substantial Completion Date Procedures..................................................6
         2.7      Completion Date Procedures......................................................................6
         2.8      Completion Guaranty Release Procedures..........................................................6
         2.9      Final Completion Procedures.....................................................................6
         2.10     No Approval of Work.............................................................................6
         2.11     Security........................................................................................6

ARTICLE 3. - CONDITIONS PRECEDENT TO  THE CLOSING DATE, Phase II Approval Date AND ADVANCES.......................6

         3.1      Conditions Precedent to the Closing Date........................................................6
         3.2      Conditions Precedent to Advances to the Phase I Project and, After Phase II Approval
                  Date, the Phase II Project......................................................................6
         3.3      Conditions Precedent to Advances for Phase II Project Prior to Phase II Approval Date...........6
         3.4      Conditions Precedent to Phase II Approval Date..................................................6
         3.5      No Waiver or Estoppel...........................................................................6
         3.6      Waiver of Conditions............................................................................6
         3.7      Special Procedures Regarding Reimbursements to Company and its Affiliates.......................6

ARTICLE 4. - REPRESENTATIONS AND WARRANTIES.......................................................................6

         4.1      Permits.........................................................................................6
         4.2      In Balance Requirement..........................................................................6
         4.3      Sufficiency of Interests and Project Documents..................................................6
         4.4      Project Budget; Summary Anticipated Cost Report.................................................6
         4.5      Project Schedule................................................................................6
         4.6      Plans and Specifications........................................................................6

ARTICLE 5. - AFFIRMATIVE COVENANTS................................................................................6

         5.1      Use of Proceeds.................................................................................6
         5.2      Diligent Construction of the Projects...........................................................6
         5.3      Reports; Cooperation............................................................................6
         5.4      Notices.........................................................................................6
         5.5      Certain Transfers from Company Accounts.........................................................6
         5.6      Material Project Documents and Permits..........................................................6
         5.7      Storage Requirements for Off-Site Materials and Deposits........................................6
         5.8      Plans and Specifications........................................................................6
         5.9      Payment and Performance Bonds...................................................................6
         5.10     Retainage Amounts...............................................................................6
         5.11     Construction Consultant.........................................................................6
         5.12     Governmental and Environmental Reports..........................................................6
         5.13     Insurance.......................................................................................6
         5.14     Application of Insurance and Condemnation Proceeds..............................................6
         5.15     Compliance with Material Project Documents......................................................6
         5.16     Utility Easement Modifications..................................................................6
         5.17     Construction on Site............................................................................6

ARTICLE 6. - NEGATIVE COVENANTS...................................................................................6

         6.1      Waiver, Modification, Termination and Amendment of Permits and Contracts........................6
         6.2      Scope Changes; Completion; Drawings.............................................................6
         6.3      Project Budget and Project Schedule Amendment...................................................6
         6.4      Opening.........................................................................................6
         6.5      Additional Construction Agreements..............................................................6
         6.6      Unincorporated Materials........................................................................6

ARTICLE 7. - EVENTS OF DEFAULT....................................................................................6

         7.1      Events of Default...............................................................................6
         7.2      Remedies........................................................................................6

ARTICLE 8. - CONSULTANTS AND REPORTS..............................................................................6

         8.1      Removal and Fees................................................................................6
         8.2      Duties..........................................................................................6
         8.3      Acts of Disbursement Agent......................................................................6

ARTICLE 9. - THE DISBURSEMENT AGENT...............................................................................6

         9.1      Appointment and Acceptance......................................................................6
         9.2      Duties and Liabilities of the Disbursement Agent Generally......................................6
         9.3      Particular Duties and Liabilities of the Disbursement Agent.....................................6
         9.4      Segregation of Funds and Property Interest......................................................6
         9.5      Compensation and Reimbursement of the Disbursement Agent........................................6
         9.6      Qualification of the Disbursement Agent.........................................................6
         9.7      Resignation and Removal of the Disbursement Agent...............................................6
         9.8      Merger or Consolidation of the Disbursement Agent...............................................6
         9.9      Statements; Information.........................................................................6
         9.10     Limitation of Liability.........................................................................6

ARTICLE 10. - SAFEKEEPING OF ACCOUNTS.............................................................................6

         10.1     Application of Funds in Company Accounts........................................................6
         10.2     Event of Default................................................................................6
         10.3     Liens...........................................................................................6
         10.4     Perfection......................................................................................6

ARTICLE 11. - MISCELLANEOUS.......................................................................................6

         11.1     Addresses.......................................................................................6
         11.2     Delay and Waiver................................................................................6
         11.3     Entire Agreement................................................................................6
         11.4     Governing Law...................................................................................6
         11.5     Severability....................................................................................6
         11.6     Headings........................................................................................6
         11.7     Limitation on Liability.........................................................................6
         11.8     Waiver of Jury Trial............................................................................6
         11.9     Consent to Jurisdiction.........................................................................6
         11.10    Successors and Assigns..........................................................................6
         11.11    Reinstatement...................................................................................6
         11.12    No Partnership; Etc.............................................................................6
         11.13    Costs and Expenses..............................................................................6
         11.14    Counterparts....................................................................................6
         11.15    Termination; Removal of 2014 Notes Indenture Trustee and 2014 Noteholders as
                  Beneficiaries...................................................................................6
         11.16    Amendments......................................................................................6
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                                  EXHIBITS


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Exhibit A                     Definitions

Exhibit B-1                   The Company's Closing Certificate

Exhibit B-2                   Construction Consultant's Closing Certificate

Exhibit B-3                   Insurance Advisor's Closing Certificate

Exhibit B-4                   Company's Insurance Broker's Closing Certificate (Willis)

Exhibit C-1                   Form of Advance Request and Certificate

Exhibit C-2                   Form of Construction Consultant's Advance Certificate

Exhibit C-3                   Form of Phase I Architect's Advance Certificate

Exhibit C-4                   Form of Phase I Primary Contractor's Advance Certificate

Exhibit C-5                   Form of Phase I Golf Course Designer's Advance Certificate

Exhibit C-6                   Form of Phase I Golf Course Contractor's Advance Certificate

Exhibit C-7                   Form of Phase I Aqua Theater and Showroom Designer's Advance Certificate

Exhibit C-8                   Form of Phase II Major Architect's Advance Certificate

Exhibit C-9                   Form of Phase II Major Contractor's Advance Certificate

Exhibit D                     Notice of Advance Request

Exhibit E                     Project Budget/Schedule Amendment Certificate

Exhibit F-1                   Phase I Project Budget

Exhibit F-2                   Phase I Summary Anticipated Cost Report

Exhibit F-3                   Phase I Anticipated Cost Report

Exhibit F-4                   Phase II Project Budget

Exhibit F-5                   Phase II Summary Anticipated Cost Report

Exhibit F-6                   Phase II Anticipated Cost Report

Exhibit F-7                   Phase I Projected Excess Cash Flow Schedule

Exhibit G-1                   Phase I Project Schedule

Exhibit G-2                   Phase II Project Schedule

Exhibit H-1                   Form of Unconditional Release of Lien Upon Progress Payment

Exhibit H-2                   Form of Conditional Release of Lien Upon Progress Payment

Exhibit H-3                   Form of Unconditional Release of Lien Upon Final Payment

Exhibit H-4                   Form of Conditional Release of Lien Upon Final Payment

Exhibit I                     Form of Local Company Collateral Account Agreement

Exhibit J-1                   Schedule of Permits Phase I Project

Exhibit J-2                   Schedule of Permits Phase II Project

Exhibit K-1                   Wynn Las Vegas Permitted Encumbrances

Exhibit K-2                   Wynn Golf Permitted Encumbrances

Exhibit K-3                   Wynn Sunrise Permitted Encumbrances

Exhibit L                     Insurance Requirements

Exhibit M                     [Intentionally Omitted]

Exhibit N                     Opinion List

Exhibit O                     Form of Payment and Performance Bond

Exhibit P                     Form of Consent to Assignment

Exhibit Q-1                   Description of the Phase I Project

Exhibit Q-2                   Description of the Phase II Project

Exhibit Q-3                   Description of the Site

  Part A                      Description of the Golf Course Land

  Part B                      Description of the Wynn Sunrise Land

  Part C                      Description of the Phase II Land

Exhibit Q-4                   List of Plans and Specifications

Exhibit Q-5                   List of Contracts and all other Material Project Documents

Exhibit R-1                   Form of Company's Phase II Approval Date Certificate

Exhibit R-2                   Form of Company's Phase II Twenty-Five Percent Completion Date Certificate

Exhibit R-3                   Form of Construction Consultant's Phase II Twenty-Five Percent Completion Date Certificate

Exhibit R-4                   Form of Company's Phase II Fifty Percent Completion Date Certificate

Exhibit R-5                   Form of Construction Consultant's Phase II Fifty Percent Completion Date Certificate

Exhibit R-6                   Form of Company's Completion Guaranty Release Certificate

Exhibit R-7                   Form of Construction Consultant's Completion Guaranty Release Certificate

Exhibit S-1                   Form of Company's Opening Date Certificate

Exhibit S-2                   Form of Construction Consultant's Opening Date Certificate

Exhibit S-3                   Form of Phase I Primary Contractor's Opening Date Certificate

Exhibit S-4                   Form of Phase I Architect's Opening Date Certificate

Exhibit S-5                   Form of Phase II Primary Contractor's Opening Date Certificate

Exhibit S-6                   Form of Phase II Architect's Opening Date Certificate

Exhibit T-1                   Form of Company's Completion Certificate

Exhibit T-2                   Form of Construction Consultant's Completion Certificate

Exhibit T-3                   Form of Phase I Architect's Completion Certificate

Exhibit T-4                   Form of Phase I Primary Contractor's Completion Certificate

Exhibit T-5                   Form of Phase I Golf Course Designer's Completion Certificate

Exhibit T-6                   Form of Phase I Aqua Theater and Showroom Designer's Completion Certificate

Exhibit T-7                   Form of Phase I Golf Course Contractor's Completion Certificate

Exhibit T-8                   Form of Phase I Parking Structure Contractor's Completion Certificate

Exhibit T-9                   Form of Phase II Major Architect's Completion Certificate

Exhibit T-10                  Form of Phase II Major Contractor's Completion Certificate

Exhibit U-1                   Form of Company's Final Completion Certificate

Exhibit U-2                   Form of Construction Consultant's Final Completion Certificate

Exhibit U-3                   Form of Phase I Architect's Final Completion Certificate

Exhibit U-4                   Form of Phase I Primary Contractor's Final Completion Certificate

Exhibit U-5                   Form of Phase II Primary Architect's Final Completion Certificate

Exhibit U-6                   Form of Phase II Primary Contractor's Final Completion Certificate

Exhibit V-1                   Minimum Phase I Project Requirements

Exhibit V-2                   Minimum Phase II Project Requirements

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         THIS MASTER DISBURSEMENT AGREEMENT (this "Agreement"), dated as of
December 14, 2004, is entered into by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Company"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as the initial Bank Agent, U.S. BANK NATIONAL ASSOCIATION, as the initial 2014 Notes Indenture Trustee, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the initial Disbursement Agent.

                                    RECITALS
                                    --------

         A. The Projects. The Company is in the process of developing and constructing and proposes to operate the Phase I Project and, at the Company's option and subject to certain conditions, may develop, construct and operate the Phase II Project. Prior to the date hereof, the Company has entered into certain Contracts in respect of the Phase I Project and has incurred and paid for certain Project Costs.

         B. Bank Credit Agreement. Concurrently herewith, the Company, the Bank Agent, Deutsche Bank Securities Inc., as lead arranger and joint book-running manager, Bank of America, N.A., as syndication agent, Banc of America Securities LLC, as lead arranger and joint book-running manager, Bear Stearns Corporate Lending, Inc., as joint documentation agent, Bear, Stearns & Co. Inc., as arranger and joint book-running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book-running manager, Societe Generale, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book-running manager, and the Bank Lenders have entered into the Bank Credit Agreement pursuant to which the Bank Lenders have agreed, subject to the terms thereof and hereof, to provide certain revolving loans to the Company in an aggregate principal amount not to exceed $600,000,000 and certain term loans to the Company in an aggregate principal amount not to exceed $400,000,000, as more particularly described therein.

         C. 2014 Notes Indenture. Concurrently herewith, the Company, Wynn Las Vegas Capital Corp. ("Capital Corp."), certain guarantors signatory thereto and the 2014 Notes Indenture Trustee have entered into the 2014 Notes Indenture pursuant to which the Company and Capital Corp. will issue the 2014 Notes, as more particularly described therein. The Bank Lenders and the 2014 Noteholders will share first priority Liens on the Project Security (subject to certain exceptions).

         D. Purpose. The parties are entering into this Agreement in order to set forth, among other things, (a) the mechanics for and allocation of the Company's requests for Advances under the various Facilities and from the Company's Funds Account, and (b) the conditions precedent to the Closing Date, to the initial Advance and to subsequent Advances.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1.
                     - DEFINITIONS; RULES OF INTERPRETATION
                     --------------------------------------

         1.1 DEFINITIONS. Except as otherwise expressly provided herein, capitalized terms used in this Agreement and its exhibits shall have the meanings given in Exhibit A hereto.

         1.2 RULES OF INTERPRETATION. Except as otherwise expressly provided herein, the rules of interpretation set forth in Exhibit A hereto shall apply to this Agreement.

                                   ARTICLE 2.
                     - ACCOUNTS, ADVANCES AND DISBURSEMENTS
                     --------------------------------------

         2.1 AVAILABILITY OF ADVANCES. Subject to the satisfaction of all conditions precedent listed in Article 3 and the other terms and provisions of this Agreement, Advances under the Facilities and from the Company's Funds Account shall be made during the Availability Period. Advances shall be made no more frequently than once in any calendar month (unless approved by the Disbursement Agent, such approval not to be given more than once per calendar quarter); provided that the advances and transfers of funds contemplated in Sections 2.5.3, 2.8 and 2.9 shall be disregarded for purposes of this sentence.

         2.2 COMPANY ACCOUNTS.

             2.2.1 Company's Funds Account. On or prior to the Closing Date, the Company's Funds Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. There shall be deposited into the Company's Funds Account (a) the amounts required pursuant to Sections 5.5.1 and 5.5.2, (b) all funds received by the Company relating to the Phase I Project prior to the Phase I Final Completion Date (i) consisting of liquidated or other damages under the Construction Agreements, (ii) under the Construction Guaranty, (iii) under any Payment and Performance Bond, or (iv) consisting of any amounts related to construction of the Phase I Project or to any other Construction Agreement, (c) all funds received by the Company relating to the Phase II Project prior to the Phase II Final Completion Date (i) consisting of liquidated or other damages under the Construction Agreements, (ii) under any Construction Guaranty, (iii) under any Payment and Performance Bond, or (iv) consisting of any amounts related to construction of the Phase II Project or to any other Construction Agreement, (d) prior to the Phase I Substantial Completion Date, all Loss Proceeds in respect of the Phase I Project required to be deposited into the Company's Funds Account pursuant to Section 5.14, (e) prior to the Phase II Completion Date, all Loss Proceeds in respect of the Phase II Project required to be deposited into the Company's Funds Account pursuant to Section 5.14, (f) investment income from Permitted Investments on amounts on deposit in the Disbursement Account pursuant to the last sentence of
Section 2.2.3, (g) at the Company's option, any additional equity contributions made to the Company prior to the Last Project Final Completion Date and (h) investment income from Permitted Investments in the Company's Payment Account, the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account required to be transferred to the Company's Funds Account as provided in this Agreement. From and after the Phase II Approval Date, amounts may be transferred from the "Funding Accounts" as defined in the Bank Credit
Agreement) to the Company's Funds Account pursuant to Section 5.1.4. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, amounts on deposit in the Company's Funds Account shall from time to time, be transferred by the Disbursement Agent to the Disbursement Account for application in accordance with the provisions of this Agreement or applied to prepay the Obligations in accordance with Section 5.14. The Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the Company's Funds Account to be deposited at all times therein until applied as provided in this Agreement.

             2.2.2 2014 Notes Proceeds Account. On or prior to the Closing Date, the 2014 Notes Proceeds Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. There shall be deposited into the 2014 Notes Proceeds Account (a) the 2014 Notes Proceeds and
(b) investment income from Permitted Investments on amounts on deposit in the Disbursement Account pursuant to the last sentence of Section 2.2.3. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, amounts on deposit in the 2014 Notes Proceeds Account shall, from time to time, be transferred by the Disbursement Agent to the Disbursement Account for application in accordance with the provisions of this Agreement. The Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the 2014 Notes Proceeds Account to be deposited at all times therein until applied as provided in this Agreement.

             2.2.3 Disbursement Account. On or prior to the Closing Date, the Disbursement Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. There shall be deposited in the Disbursement Account (a) all funds from time to time advanced by the Bank Lenders under the Bank Credit Facility pursuant to Section 2.5(a) of the Bank Credit Agreement, (b) all funds transferred from the Bank Proceeds Account (other than amounts withdrawn from the Bank Proceeds Account pursuant to Section 2.5.3), the Company's Funds Account and the 2014 Notes Proceeds Account pursuant to the provisions of this Agreement, and (c) all funds transferred from the Completion Guaranty Deposit Account or Project Liquidity Reserve Account pursuant to Section 5.5.3. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, amounts on deposit in the Disbursement Account shall, from time to time, be transferred by the Disbursement Agent to the Cash Management Account, the Bank Proceeds Account, the 2014 Notes Proceeds Account, the Company's Payment Account and/or applied by the Disbursement Agent to pay Project Costs, in each case, in accordance with Section 2.5. The deposit of funds into the Disbursement Account shall not create, vest in, or give the Company any rights to such funds, and the Company shall have no right to draw, obtain the release or otherwise use such funds until (x) the requirements of Section 2.3 have been satisfied and (y) the conditions set forth in Sections 3.1, 3.2 or 3.3, as applicable, have been satisfied or waived in accordance with the terms hereof. If any funds deposited in the Disbursement Account are, for any reason, not withdrawn therefrom on or before the next Banking Day after the day on which they were deposited, such funds shall, on the Second Banking Day after the day on which they were deposited, be transferred by the Disbursement Agent (A) in the case of funds advanced by the Bank Lenders or transferred from the Bank Proceeds Account, to the Bank Proceeds Account, (B) in the case of funds transferred from the Company's Funds Account, to the Company's Funds Account, and (C) in the case of funds transferred from the 2014 Notes Proceeds Account, to the 2014 Notes Proceeds Account. The Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the Disbursement Account to be transferred to (1) the Bank Proceeds Account, to the extent attributable to funds advanced by the Bank Lenders or transferred from the Bank Proceeds Account, (2) the Company's Funds Account, to the extent attributable to funds transferred from the Company's Funds Account, and (3) the 2014 Notes Proceeds Account, to the extent attributable to funds transferred from the 2014 Notes Proceeds Account, in each case at the same time as the corresponding funds giving rise to the investment income are transferred to the respective accounts.

             2.2.4 Cash Management Account. On or prior to the Closing Date, the Company shall establish a local deposit account (the "Cash Management Account") in Las Vegas, Nevada with a bank (i) that is reasonably acceptable to the Disbursement Agent and (ii) that enters into a control agreement substantially in the form of Exhibit I hereto or otherwise satisfactory to the Disbursement Agent. On or prior to the Closing Date, the Company shall deposit or cause to be deposited not less than $6,900,000 in the Cash Management Account. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, the Company shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in the Cash Management Account to pay Project Costs then due and payable. The Company shall be permitted from time to time to replace amounts drawn from, and/or to increase the funds on deposit in, the Cash Management Account (i) from Advances, by including a request to such effect in Advance Requests and satisfying the conditions precedent set forth in Sections 3.2 or 3.3, as applicable (unless such conditions precedent are waived in accordance with the terms hereof) or
(ii) by requesting a transfer of funds previously deposited in the Bank Proceeds Account and satisfying the conditions precedent set forth in Section
2.5.3 (unless such conditions precedent are waived in accordance with the terms hereof). Any deposit of funds into the Cash Management Account which would cause the balance thereof to exceed $20,000,000 shall be subject to the Disbursement Agent's approval, which approval shall be given if the Disbursement Agent, in consultation with the Construction Consultant, is reasonably satisfied that such amounts are necessary to pay Project Costs anticipated to become due and payable through the end of the ensuing calendar month; provided, however, that amounts intended to cover Company payroll that have been transferred from the Bank Proceeds Account to the Cash Management Account pursuant to Section 2.5.3 shall be excluded for purposes of determining whether the foregoing thresholds have been exceeded. The Company shall cause investment income from Permitted Investments on amounts on deposit in the Cash Management Account to be deposited therein until applied to the payment of Project Costs as described above.

             2.2.5 Bank Proceeds Account. On or prior to the Closing Date, the Bank Proceeds Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. There shall be deposited in the Bank Proceeds Account (a) all amounts deposited by the Bank Lenders in the Disbursement Account (or transferred to the Disbursement Account from the Bank Proceeds Account) which are not withdrawn therefrom on or before the next Banking Day after the day on which they were deposited, (b) amounts intended to cover Company payroll in accordance with Section 2.5.3, (c) "Term Loans" funded from time to time by the Bank Lenders pursuant to Section 2.5(c) of the Bank Credit Agreement; and (d) investment income from Permitted Investments on amounts on deposit in the Disbursement Account pursuant to the last sentence of
Section 2.2.3. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, amounts on deposit in the Bank Proceeds Account shall from time to time be transferred by the Disbursement Agent for application in accordance with the provisions of this Agreement. Upon receipt of a written request from the Company on or within one (1) Banking Day after the Phase II Revolving Commitment Sunset Date (if the Phase II Approval Date shall have not occurred), the Disbursement Agent shall release any proceeds of "Term Loans" funded under Section 2.5(c) of the Bank Credit Agreement then on deposit in the Bank Proceeds Account to the Bank Agent for application to the repayment of "Term Loans" pursuant to Section 2.12(e) of the Bank Credit Agreement. The Disbursement Agent shall cause investment income from Permitted Investments in amounts on deposit in the Bank Proceeds Account to be deposited at all times therein until applied as provided in this Agreement.

             2.2.6 Company's Payment Account. On or prior to the Closing Date, the Company shall establish a local deposit account (the "Company's Payment Account") in Las Vegas, Nevada with a bank (i) that is reasonably acceptable to the Disbursement Agent and (ii) that enters into a control agreement substantially in the form of Exhibit I hereto or otherwise satisfactory to the Disbursement Agent. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, on each Advance Date, the Disbursement Agent shall transfer from the Disbursement Account to the Company's Payment Account the amounts provided in clause (c) of Section 2.5.1. Subject to the provisions of Section 10.2 and the Company Collateral Account Agreements, the Company shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in the Company's Payment Account to pay Project Costs in the amounts and to the Contractors and/or Subcontractors listed in the most recent Advance Request (other than the Primary Contractors and any other Contractor or Subcontractor to whom the Disbursement Agent wired funds pursuant to Section 2.5.1(b)); provided, that the amount paid during any calendar month to any one Contractor or Subcontractor from funds in the Company Payment Account shall not exceed $7,000,000. The Company shall cause investment income from Permitted Investments on amounts on deposit in the Company's Payment Account to be transferred to and deposited in the Company's Funds Account within two (2) Banking Days following the end of each calendar month.

             2.2.7 Completion Guaranty Deposit Account. On or prior to the Closing Date, the Completion Guaranty Deposit Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. On the Closing Date, the Company shall cause $50,000,000 to be on deposit in the Completion Guaranty Deposit Account. There shall also be deposited into the Completion Guaranty Deposit Account all amounts described in Section 5.1.3. Subject to the provisions of Section 10.2 and the Completion Guaranty Collateral Account Agreement, amounts on deposit in the Completion Guaranty Deposit Account shall, from time to time, be (a) transferred or applied by the Disbursement Agent to the Company's Funds Account or the Disbursement Account, as the case may be, for application as provided in accordance with Sections
5.5.1 or 5.5.3, as applicable or (b) applied to prepayment of the Obligations in accordance with Section 5.14. The Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the Completion Guaranty Deposit Account to be transferred to and deposited in the Company's Funds Account within two (2) Banking Days after realization of such investment income and deposit of such income into the Completion Guaranty Deposit Account, which transfer shall be deemed to be a dividend by the Completion Guarantor to the Company. The Disbursement Agent shall release all amounts remaining on deposit in the Completion Guaranty Deposit Account, other than the Reserved Amounts, to the Company on the Completion Guaranty Release Date, which released amounts shall be deemed to be a dividend by the Completion Guarantor to the Company. The Disbursement Agent shall release all amounts remaining on deposit in the Completion Guaranty Deposit Account to the Company on the Last Project Final Completion Date. 2.2.8 Project Liquidity Reserve Account. On or prior to the Closing Date, the Project Liquidity Reserve Account shall be established at Deutsche Bank Trust Company Americas, as the Securities Intermediary. On or prior to the Closing Date, the Company shall cause $30,000,000 to be on deposit in the Project Liquidity Reserve Account. Subject to the provisions of Section
10.2 and the Company Collateral Account Agreements, amounts on deposit in the Project Liquidity Reserve Account shall, from time to time, be (a) transferred by the Disbursement Agent to the Disbursement Account for application in accordance with Section 5.5.3 or (b) applied by the Disbursement Agent to prepayment of the Obligations in accordance with Section 5.14. Upon receipt of a written request from the Company pursuant to Section 7.27(b) of the Bank Credit Agreement, the Disbursement Agent shall withdraw the amounts requested by the Company from the Project Liquidity Reserve Account and apply such amounts to pay Debt Service relating to the Bank Credit Facility or the 2014 Notes (pro rata according to such amounts then due and owing) in accordance with the Company's written request. After the Phase I Final Completion Date, upon receipt of a written request from the Company pursuant to Section 2.12(f) of the Bank Credit Agreement, the Disbursement Agent shall release all amounts remaining on deposit in the Project Liquidity Reserve Account to the Bank Agent for application to the repayment of "Revolving Credit Loans" under the Bank Credit Agreement (such amounts to be applied in accordance with Section 2.12(f) of the Bank Credit Agreement and without reduction of any commitments thereunder). Prior to the Phase I Substantial Completion Date, the Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the Project Liquidity Reserve Account to be transferred to and deposited in the Company's Funds Account within two (2) Banking Days after realization of such investment income and deposit of such income into the Project Liquidity Reserve Account. From and after the Phase I Substantial Completion Date, the Disbursement Agent shall cause investment income from Permitted Investments on amounts on deposit in the Project Liquidity Reserve Account to be deposited at all times therein until applied by the Bank Agent as described above.

         2.3 MECHANICS FOR OBTAINING ADVANCES.

             2.3.1 Advance Requests.

                   (a) Other than as provided in Section 3.7, the Company shall have the right, from time to time, to deliver to the Disbursement Agent and the Construction Consultant an Advance Request containing all exhibits, attachments and certificates (other than the Construction Consultant's Advance Certificate), all appropriately completed and duly executed, requesting that an Advance be made on or after the tenth (10th) Banking Day after delivery of such Advance Request (or, solely with respect to the December 2004 Advance Request, on or after the fifth (5th) Banking Day after delivery of such Advance Request). Except with respect to Advances under Section 3.3, Advance Requests with respect to the Phase II Project may only be submitted after the Phase II Approval Date.

                   (b) For each Advance with respect to Project Costs allocated to the Phase I Project in the Phase I Project Budget, the Company's Advance Request shall include the Phase I Required Contractor and Architect Advance Certificates (in each case, to the extent that such Advance Request requests that payment be made to such Person or to any Contractor or Subcontractor implementing the work designed by such Person).

                   (c) For each Advance with respect to Project Costs allocated to the Phase II Project in the Phase II Project Budget from and after the Phase II Approval Date, the Company's Advance Request shall include the Phase II Major Contractors' Advance Certificate(s) and the Phase II Major Architects' Advance Certificate(s) (in each case, to the extent that such Advance Request requests that payment be made to such Person or to any Contractor or Subcontractor implementing the work designed by such Person).

                   (d) Each Advance Request shall request Advances in order to
(i) until the Phase I Opening Date, pay interest and fees under the Bank Credit Agreement and the 2014 Notes which are scheduled to become due and payable on or after the requested Advance Date and prior to the next succeeding Advance Date, (ii) pay other Project Costs specifically allocated to either the Phase I Project or (subject to Section 3.3) the Phase II Project in the applicable Project Budget and estimated to become due and payable on or prior to the requested Advance Date, (iii) issue a Letter of Credit under the Bank Credit Facility and/or (iv) replenish funds, or increase funds on deposit, in the Cash Management Account. If the Company fails to set forth the information described in clause (i) above in any Advance Request or fails to timely deliver any Advance Request, then the Bank Agent and/or the 2014 Notes Indenture Trustee may deliver such information and a request for payment of interest and fees to the Disbursement Agent, upon which request the Disbursement Agent shall, if applicable, revise the Advance Request and related Notice of Advance Request to provide for such payment. From and after the Phase I Opening Date, the Company shall only be permitted to obtain Advances hereunder for the purpose of paying Debt Service accruing with respect to Advances made under the Bank Credit Agreement or from the 2014 Notes Proceeds Account to pay Project Costs allocated to the Phase II Project under the Phase II Project Budget. Each such Advance Request shall request Advances from the various Funding Sources consistent with the requirements of Section 2.4 and shall include an estimated use of proceeds for the requested Advance broken down for each Project by Contractor and Line Item and shall certify as to the matters set forth therein. Promptly after delivery of each Advance Request, the Disbursement Agent shall, and shall instruct the Construction Consultant to, review such Advance Request and attachments thereto to determine whether all required documentation has been provided, and shall use commercially reasonable efforts to notify the Company of any deficiency within three (3) Banking Days after delivery thereof by the Company, it being acknowledged that any failure to notify the Company of any deficiency in the Advance Request so delivered within the aforesaid time period shall in no event be deemed an approval thereof. The Disbursement Agent shall also instruct the Construction Consultant to promptly review the work referenced in such Advance Request, including work estimated to be completed through the applicable Advance Date, as such work is being performed.

                   (e) Concurrently with the delivery by the Company of each Advance Request, the Company shall deliver to the Funding Agents and the Disbursement Agent a Notice of Advance Request substantially in the form of Exhibit D, appropriately completed and duly executed by a Responsible Officer of the Company. Each Funding Agent shall, as soon as practicable (but no later than two (2) Banking Days) after receiving each Notice of Advance Request, deliver a notice confirming such receipt to the Disbursement Agent and, in the case of the Bank Agent, confirming that the Company's calculation of interest and fees scheduled to become due and payable under its Facility on and after the requested Advance Date and through the scheduled next succeeding Advance Date is accurate (or, if not accurate, shall provide the appropriate revisions to the Disbursement Agent).

                   (f) Within three (3) Banking Days prior to the requested Advance Date, the Construction Consultant shall deliver directly to the Disbursement Agent (with a copy to the Company) its certificate with respect to such Advance Request, in the form of Exhibit C-2 either approving or disapproving the Advance Request (the "Construction Consultant's Advance Certificate"); provided that if the Construction Consultant disapproves one or more particular payments or disbursements to any Contractor or Subcontractor requested by the Advance Request, but the Advance Request otherwise complies with the requirements hereof, then the Advance Request shall be deemed approved with respect to all payments and disbursements requested therein other than the particular payments or disbursements so disapproved. If the Construction Consultant disapproves the Advance Request or any one or more particular payments requested therein, the Disbursement Agent shall instruct the Construction Consultant to provide the Company, in reasonable detail, its reason(s) for such disapproval.

                   (g) Promptly after receipt of a request therefor, the Disbursement Agent shall deliver copies of any Advance Request to the Funding Agents.

             2.3.2 Funding Notices from Disbursement Agent.

                   (a) (i) Promptly after delivery of each Advance Request and related Notice of Advance Request by the Company pursuant to Section 2.3.1, the Disbursement Agent shall review the same in order to reconcile the information set forth in the Advance Request with the information set forth in the related Notice of Advance Request and determine whether all required documentation has been provided and whether all applicable conditions precedent pursuant to this Agreement have been satisfied. In particular, and without limiting the generality of the foregoing, the Disbursement Agent shall verify, to the extent set forth herein, based on information provided to it by the Funding Agents, the Company and the Construction Consultant, (A) the Company's calculation of Available Funds, including Anticipated Earnings, set forth in the Advance Request, (B) that the Projects are In Balance, (C) that the allocation of the requested Advance among the various funding sources complies with the provisions of Section 2.4 and (D) that the Company's calculation of interest and fees scheduled to become due and payable under the Bank Credit Agreement and the 2014 Notes, in each case, from and after the requested Advance Date and prior to the immediately succeeding Advance Date, is accurate. Subject to the other subsections of this Section 2.3, at such time as the Disbursement Agent has received the Construction Consultant's Advance Certificate and otherwise determines that the applicable conditions precedent set forth in Article 3 with respect to a requested Advance have been satisfied, but no less than three (3) Banking Days prior to the requested Advance Date, the Disbursement Agent shall countersign the Notice of Advance Request and deliver the same to the Company and each Funding Agent (or otherwise electronically notify the Company and each Funding Agent that the applicable conditions precedent set forth in Article 3 with respect to a requested Advance have been satisfied) (such delivery or notification, an "Advance Confirmation Notice").

                      (ii) In the event that the Construction Consultant approves only a portion of the payments or disbursements requested by the Advance Request (as contemplated by Section 2.3.1(f)) or, if based on the Disbursement Agent's review of the Advance Request and accompanying Notice of Advance Request, the Disbursement Agent finds any errors or inaccuracies in the Advance Request or the Notice of Advance Request (including any inaccuracy in the allocations made pursuant to Section 2.4 hereof), but the Advance Request and Notice of Advance Request otherwise conform to the requirements of this Agreement, the Disbursement Agent shall (A) notify the Company thereof, (B) revise (to the extent it is able to do so and with the Company's consent, which may be provided electronically) or request that the Company revise such certificates to remove the request for the disapproved payment and/or rectify any errors or inaccuracies, (C) deliver or request that the Company execute and deliver to the Funding Agents the revised Notice of Advance Request and (D) approve the requested Advance and issue the Advance Confirmation Notice after making the required revisions (or receiving from the Company the revised certificates) on the basis of the certificates as so revised. In the event that the Disbursement Agent revises the Advance Request and Notice of Advance Request so as to increase the amount to be advanced under the Bank Credit Facility, the amount of such increase shall constitute the same type of Loans as requested in such Advance Request (unless otherwise prohibited under the Bank Credit Agreement). In the event that the Disbursement Agent revises the Advance Request and Notice of Advance Request so as to decrease the amount to be advanced under the Bank Credit Facility, the amount of such decrease shall (unless otherwise requested by the Company and permitted under the Bank Credit Agreement) first reduce the amount of "Base Rate Loans" requested under such Facility and then reduce the amount of "Eurodollar Loans" requested under such Facility. All references to a particular requested Advance, Advance Request or Notice of Advance Request in the ensuing provisions of this Article 2 shall, to the extent the context so requires, refer to the same as revised or modified pursuant to this clause (ii).

                   (b) In the event that the Disbursement Agent (i) on or prior to the requested Advance Date determines that the conditions precedent to an Advance have not been satisfied or (ii) prior to the requested Advance Date receives notice from any Funding Agent that a Potential Event of Default or an Event of Default has occurred and is continuing, then the Disbursement Agent shall notify the Company and each Funding Agent thereof as soon as reasonably possible but in no event later than one (1) Banking Day after such determination or receipt, as the case may be (a "Stop Funding Notice"). The Stop Funding Notice shall specify, in reasonable detail, the conditions precedent which the Disbursement Agent has determined have not been satisfied and/or shall attach a copy of any notice of default received by the Disbursement Agent. Upon such written notice from the Disbursement Agent, and subject to the provisions of Section 3.5, (i) no Bank Lender shall have any obligation to advance its portion of the requested Advance, if any, (ii) the Disbursement Agent shall not withdraw any funds from the 2014 Notes Proceeds Account for the purpose of transferring such funds to the Disbursement Account (provided that the Disbursement Agent shall withdraw funds from the 2014 Notes Proceeds Account for the purpose of paying scheduled Debt Service on the 2014 Notes), (iii) the Disbursement Agent shall not withdraw any funds from the Company's Funds Account to satisfy such requested Advance, (iv) the Disbursement Agent shall not withdraw, transfer or release to the Company any funds then on deposit in the Bank Proceeds Account (provided that the Disbursement Agent shall withdraw funds from the Bank Proceeds Account for the purpose of paying scheduled Debt Service on the Bank Credit Facility), (v) the Disbursement Agent shall not withdraw, transfer or release to the Company any funds then on deposit in the Disbursement Account (other than in respect of wires previously issued under Section 2.5.1(b)) and (vi) any Advance Confirmation Notice issued prior to the issuance of a Stop Funding Notice (if the Advance to which such Advance Confirmation Notice relates has not been made) shall become null and void and of no force or effect; provided that such nullification of any such Advance Confirmation Notice shall not affect the obligations of the Company for break funding costs under the Bank Credit Facility.

                   (c) Prior to the earliest of (i) termination of the "Term Loan Commitments" (as defined in the Bank Credit Agreement) other than due to the funding in full thereof, (ii) termination of the "Revolving Credit Commitments" (as defined in the Bank Credit Agreement) and (iii) acceleration by any Funding Agent of amounts owed under its Facility, unless any such action has been rescinded, at such time, if ever, as the Disbursement Agent (x) determines that the condition precedent to the requested Advance which had not been satisfied has become satisfied or (y) receives notice from the Funding Agent who issued the notice of default described in the preceding paragraph that the Potential Event of Default or Event of Default has been cured or waived, as the case may be, the Disbursement Agent shall deliver another Advance Confirmation Notice with respect to the applicable Advance Request to the Company and each of the Funding Agents.

                   (d) In the event that a Funding Agent entitled to waive conditions precedent to funding pursuant to Section 3.5 or the Bank Agent pursuant to Section 3.6 informs the Disbursement Agent in writing that it has waived the event or events giving rise to the Stop Funding Notice, the Disbursement Agent shall deliver an Advance Confirmation Notice (modified, if applicable, to apply only to amounts to be advanced under such Funding Agent's Facility unless all Funding Agents entitled to waive conditions with respect to such Advance Request have waived the conditions or the Bank Agent has waived such conditions pursuant to Section 3.6, in which case the Disbursement Agent shall deliver an Advance Confirmation Notice with respect to all Advances requested by the Company) to the Company and each of the Funding Agents.

             2.3.3 Provision of Funds by the Bank Lenders.

                   (a) (i) (A) In the case of an Advance Confirmation Notice issued pursuant to Section 2.3.2(a) above, on the requested Advance Date and
(B) in the case of an Advance Confirmation Notice issued pursuant to Section 2.3.2(c) or (d) above, on the third (3rd) Banking Day after such issuance, before 12:00 p.m. New York, New York time, (x) the Bank Agent (subject to
Section 2.4.3) shall deposit or cause to be deposited in the Disbursement Account, in immediately available funds, the Bank Credit Facility's portion of the requested Advance, if any, as determined pursuant to Sections 2.4.1 and
2.4.2 and set forth in the related Advance Confirmation Notice and (y) if the related Notice of Advance Request includes a request for the issuance of one or more Letters of Credit under the Bank Credit Agreement, the Bank Agent shall also send written notice to the Disbursement Agent that the "Issuing Lenders" (as defined in the Bank Credit Agreement) have advised the Bank Agent that they are committed to issue each such Letter of Credit.

                       (ii) Upon confirming that all funds required to be deposited in the Disbursement Account pursuant to clause (i) above have been deposited and, if applicable, upon receipt of the Bank Agent's confirmation that the "Issuing Lenders" (as defined in the Bank Credit Agreement) have advised the Bank Agent that they are committed to issue each requested Letter of Credit, the Disbursement Agent shall (subject to Section 2.3.2(b)) promptly withdraw from the Company's Funds Account, the 2014 Notes Proceeds Account and the Bank Proceeds Account the portion of the Advance to be funded from each such account as determined pursuant to Section 2.4 and set forth in the related Advance Confirmation Notice, deposit such funds in the Disbursement Account and shall notify the Bank Agent that such transfer to the Disbursement Account has been made. Upon receipt of such notice, if applicable, the Bank Agent shall instruct the "Issuing Lenders" (as defined in the Bank Credit Agreement) under the Bank Revolving Facility to issue the requested Letters of Credit. All funds so deposited in the Disbursement Account shall thereafter be applied by the Disbursement Agent as provided in Section 2.5.

                   (b) Neither the Disbursement Agent nor the Bank Agent shall be responsible for any Bank Lender's failure to make any required Advance or, if applicable, the failure of any "Issuing Lender" under the Bank Credit Agreement to issue any Letter of Credit. The Disbursement Agent shall not release to the Company any amounts properly advanced until all Advances requested by the relevant Advance Request have been deposited in the Disbursement Account and, if applicable, the Bank Agent has confirmed that the "Issuing Lenders" (as defined in the Bank Credit Agreement) under the Bank Revolving Facility have advised the Bank Agent that they are committed to issue each requested Letter of Credit, unless one or more of the Lenders who have made the Advances request the release of any funds Advanced by each such Lender (the Disbursement Agent shall promptly notify all Funding Agents upon receiving any such request). However, the withholding of such Advances by the Disbursement Agent shall not release the Lender who failed to make the Advance under its Facility or any "Issuing Lender" who failed to issue a Letter of Credit from liability. The Disbursement Agent shall have no liability to the Company arising from any Stop Funding Notice issued pursuant to Section 2.3.2(b) at the request of any Funding Agent (a "Stop Funding Request"), whether or not such Funding Agent was entitled to issue such Stop Funding Request. A Funding Agent shall not have any liability to the Company, the Disbursement Agent, any other Funding Agent or any Lender arising from any Stop Funding Notice issued by the Disbursement Agent in response to a Stop Funding Request by such Funding Agent; provided, however, that nothing herein shall release from liability the Funding Agent who issued the Stop Funding Request if such issuance resulted from, or constituted an act of gross negligence or willful misconduct on the part of such Funding Agent, as finally judicially determined by a court of competent jurisdiction.

             2.3.4 Change in Facts Certified. The Company shall promptly notify the Disbursement Agent prior to the making of any Advances in the event that the Company obtains knowledge that any of the matters to which the Company certified in the corresponding Advance Request are no longer true and correct in all material respects. The acceptance by the Company of the proceeds of any Advance shall constitute a re-certification by the Company, as of the applicable Advance Date, of all matters certified to in the related Advance Request, except to the extent that any matter so certified to relates to a specific earlier date in which case such certification shall be true and correct in all material respects as of such earlier date.

             2.3.5 References to Dates. In the event that any day or date referred to in the foregoing provisions of this Section 2.3 occurs on a day that is not a Banking Day, the reference shall be deemed to be to the next succeeding Banking Day.

         2.4 ORDER OF SOURCES OF FUNDING.

             2.4.1 Order of Withdrawals From Funding Sources. The full amount of all Advances to be made on any given date shall be made from the following sources and in the following order of priority:

                   (a) first, from funds from time to time on deposit in the Company's Funds Account, until Exhausted;

                   (b) second, until the funds on deposit in the 2014 Notes Proceeds Account have been Exhausted and subject to Section 2.4.2, from funds from time to time on deposit in the 2014 Notes Proceeds Account and from funds available to be drawn under the Bank Credit Facility, in such amounts so that the aggregate amount of Advances on any given date pursuant to this Section 2.4.1(b) shall have been made in the following percentages: (A) sixty-six and two-thirds percent (66 2/3%) shall have been Advanced from the 2014 Notes Proceeds Account and (B) thirty-three and 1/3 percent (33 1/3%) shall have been Advanced from the Bank Credit Facility;

                   (c) third, from funds available to be drawn under the Bank Credit Facility, until Exhausted;

                   (d) fourth, from funds available to be transferred from the Completion Guaranty Deposit Account under Section 5.5.3, until Exhausted; and

                   (e) fifth, from funds available to be transferred from the Project Liquidity Reserve Account under Section 5.5.3, until Exhausted.

             2.4.2 Advances for Letters of Credit. All Advances consisting of Letters of Credit shall be counted as an Advance made from the Bank Credit Facility in an amount equal to the stated amount of such Letters of Credit outstanding from time to time for purposes of determining the funding ratio of the Bank Credit Facility under Section 2.4.1 (second clause) above.

             2.4.3 Advances Under the Bank Credit Facility. All issuances of Letters of Credit under the Bank Credit Facility shall be satisfied through the Bank Revolving Facility pursuant to the procedures set forth in Article 3 of the Bank Credit Agreement. All other amounts required to be obtained from the Bank Credit Facility for deposit in the Disbursement Account shall be satisfied as follows:

                   (a) first, from amounts on deposit in the Bank Proceeds Account on the relevant date, to the extent thereof (excluding amounts previously advanced to the Bank Proceeds Account pursuant to Section 2.5.1(a) which are intended to be used for Company payroll); and

                   (b) second, from funds available to be drawn under the Bank Credit Facility.

             2.4.4 Post-Funding Reallocations. In the event that at any time the Disbursement Agent determines that the allocations made in any previous Advance Request pursuant to the foregoing provisions of this Section 2.4 were erroneous or inaccurate, the parties shall cooperate to rectify such misallocations by allocating future Advances in a manner that accounts for the previous misallocation or by using such other methods reasonably determined by the Disbursement Agent.

         2.5 DISBURSEMENTS.

             2.5.1 Disbursement Procedures. No later than 2:00 p.m. New York, New York time on the requested Advance Date, or such later date as may occur pursuant to Section 2.3.3(a), after the Disbursement Agent has (i) confirmed receipt of funds in the Disbursement Account from each Bank Lender required to make an Advance pursuant to the relevant Advance Request other than any portion of such Advance for which a Letter of Credit is to be issued under the Bank Credit Facility, (ii) if applicable, received confirmation from the Bank Agent that the "Issuing Lenders" (as defined in the Bank Credit Agreement) have advised the Bank Agent that they are committed to issue each requested Letter of Credit and (iii) transferred funds from the Company's Funds Account, the 2014 Notes Proceeds Account, the Bank Proceeds Account, the Completion Guaranty Reserve Account and/or the Project Liquidity Reserve Account to the Disbursement Account as required pursuant to the terms hereof, the Disbursement Agent shall:

                   (a) to the extent set forth in the Advance Request transfer funds to the Bank Proceeds Account and/or the Cash Management Account;

                   (b) with respect to amounts requested in the Advance Request to be paid from the Disbursement Account to (i) the Primary Contractors, (ii) each other Contractor and Subcontractor owed Project Costs to be paid in excess of $7,000,000 and (iii) any financial institution that will be issuing a commercial letter of credit for the account of the Company that will be cash-collateralized in accordance with clause (g) of the definition of "Project Costs," by wiring funds from the Disbursement Account directly to the account of such Person as set forth in the Advance Request; and

                   (c) by transferring any remaining funds in the Disbursement Account to the Company's Payment Account for further distribution by the Company to each Contractor and Subcontractor owed Project Costs less than or equal to $7,000,000 (excluding the Primary Contractors).

             2.5.2 Special Procedures for Unpaid Contractors. Notwithstanding
Section 2.5.1 above, the Company agrees that the Disbursement Agent may make payments from the Disbursement Account to any Contractor for amounts due and owing to such Contractor under the relevant Contract, or any other Subcontractors in payment of amounts due and owing to such party from the Company without further authorization from the Company, and the Company hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact to make such direct payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable; provided that, except upon the occurrence and continuation of an Event of Default, the Disbursement Agent shall not exercise its rights under this power of attorney except to make payments as directed by the Company pursuant to an Advance Request. No further direction or authorization from the Company shall be necessary to warrant or permit the Disbursement Agent to make such payments in accordance with the foregoing sentence and, to the extent funds in the Disbursement Account are not sufficient to make such payments, the Disbursement Agent may withdraw the shortfall from any other Company Account and transfer sufficient funds from such Company Accounts to the Disbursement Account as needed to make such payments.

             2.5.3 Special Procedures for Payroll. From time to time (but no more frequently than once every week) upon satisfaction of the following conditions precedent, the Disbursement Agent shall transfer amounts previously advanced to the Bank Proceeds Account pursuant to Section 2.5.1(a) to the Cash Management Account:

                   (a) the Company shall have certified to the Disbursement Agent that the amount requested to be transferred is necessary to pay Soft Costs consisting of Company payroll in accordance with the applicable Project Budget during the ensuing seven (7) days; and

                   (b) the Company shall have substantiated to the Disbursement Agent's reasonable satisfaction that amounts previously transferred by the Disbursement Agent from the Bank Proceeds Account to the Cash Management Account pursuant to this Section 2.5.3 have been used to pay Project Costs associated with Company payroll in accordance with the applicable Project Budget.

             2.5.4 Satisfaction of Funding Obligations. All disbursements made pursuant to Sections 2.5.1, 2.5.2 and 2.5.3 above shall satisfy, in and of themselves, the obligations of the Disbursement Agent, the Funding Agents and each Lender hereunder and under the relevant Facility Agreements with respect to the Advance so made and the Advances with respect to the Bank Credit Facility and the 2014 Notes Proceeds Account shall be secured by the Facilities' respective Security Documents, if any, to the same extent as if made directly to the Company, regardless of the disposition thereof by the payees of such disbursements.

         2.6 PHASE I SUBSTANTIAL COMPLETION DATE PROCEDURES.

                   (a) No less than thirty (30) days prior to the anticipated Phase I Substantial Completion Date, the Company shall deliver notice of the anticipated Phase I Substantial Completion Date to the Disbursement Agent, the Construction Consultant, the Phase I Architect and the Funding Agents. Thereafter, in order to cause the Phase I Substantial Completion to occur, the Company shall deliver to the Construction Consultant, the Disbursement Agent and each Funding Agent the Company's Phase I Substantial Completion Certificate relating thereto, appropriately completed and duly executed by a Responsible Officer of the Company with all attachments thereto.

                   (b) The Disbursement Agent shall, and shall instruct the Construction Consultant to, review the Company's Phase I Substantial Completion Certificate delivered pursuant to Section 2.6(a). In the event that the Disbursement Agent or the Construction Consultant discovers any errors in the Company's Phase I Substantial Completion Certificate, they shall request that the Company revise and resubmit the certificate. The Disbursement Agent shall promptly instruct the Construction Consultant to, within ten (10) Banking Days after its receipt of the Company's Phase I Substantial Completion Certificate, deliver to the Disbursement Agent, the Bank Agent, and the 2014 Notes Indenture Trustee and the Company the Construction Consultant's Phase I Substantial Completion Certificate approving or disapproving the Company's Phase I Substantial Completion Certificate. If the Construction Consultant disapproves the Company's Phase I Substantial Completion Certificate, the Disbursement Agent shall instruct the Construction Consultant to provide the Company, in reasonable detail, its reason(s) for such disapproval.

                   (c) Within five (5) Banking Days after receipt by the Disbursement Agent of the Construction Consultant's Phase I Substantial Completion Certificate approving the Company's Phase I Substantial Completion Certificate the Disbursement Agent shall, subject to its reasonable determination that each of the conditions to the Phase I Substantial Completion has been satisfied, countersign the Company's Phase I Substantial Completion Certificate and forward the same to the Bank Agent, the 2014 Notes Indenture Trustee and the Company. The Phase I Substantial Completion Date shall be deemed to occur on the date the Disbursement Agent countersigns the Company's Phase I Substantial Completion Certificate relating thereto.

         2.7 COMPLETION DATE PROCEDURES.

                   (a) No less than thirty (30) days prior to the anticipated Completion Date for a Project, the Company shall deliver notice of the anticipated Completion Date for such Project to the Disbursement Agent, the Construction Consultant, the Project Architects and the Funding Agents. Thereafter, in order to cause Completion for such Project to occur, the Company shall deliver to the Construction Consultant, the Disbursement Agent and each Funding Agent the Company's Completion Certificate relating to such Project, appropriately completed and duly executed by a Responsible Officer of the Company together with all attachments thereto.

                   (b) The Disbursement Agent shall, and shall instruct the Construction Consultant to, review the Company's Completion Certificate for the applicable Project. In the event that the Disbursement Agent or the Construction Consultant discovers any errors in the Company's Completion Certificate, they shall request that the Company revise and resubmit the certificate. The Disbursement Agent shall promptly instruct the Construction Consultant to, within ten (10) Banking Days after its receipt of the Company's Completion Certificate for each Project, deliver to the Disbursement Agent, the Bank Agent, the 2014 Notes Indenture Trustee and the Company the Construction Consultant's Completion Certificate with respect to such Project approving or disapproving the Company's Completion Certificate. If the Construction Consultant disapproves the Company's Completion Certificate, the Disbursement Agent shall instruct the Construction Consultant to provide the Company, in reasonable detail, its reason(s) for such disapproval.

                   (c) Within five (5) Banking Days after receipt by the Disbursement Agent of the Construction Consultant's Completion Certificate approving the Company's Completion Certificate for the applicable Project, the Disbursement Agent shall, subject to its reasonable determination that each of the conditions to Completion of such Project has been satisfied, countersign the Company's Completion Certificate for such Project and forward the same to the Bank Agent, the 2014 Notes Indenture Trustee and the Company. The Completion Date for the applicable Project shall be deemed to occur on the date the Disbursement Agent countersigns the Company's Completion Certificate for such Project.

         2.8 COMPLETION GUARANTY RELEASE PROCEDURES.

                   (a) In order to cause the Completion Guaranty Release Date to occur, the Company shall deliver to the Construction Consultant, the Disbursement Agent and the Bank Agent the Company's Completion Guaranty Release Certificate appropriately completed and duly executed by a Responsible Officer of the Company, with all attachments thereto. The Company's Completion Guaranty Release Certificate shall indicate that the Company believes the Completion Guaranty Release Conditions have been satisfied, and shall contain all other information required thereby, including the Company's calculation of the Reserved Amount (if any).

                   (b) The Disbursement Agent shall, and shall instruct the Construction Consultant to, promptly review the Company's Completion Guaranty Release Certificate. In the event that the Disbursement Agent or the Construction Consultant discovers any errors in the Company's Completion Guaranty Release Certificate, it shall so inform the Company, stating in reasonable detail the revisions required, and shall request that the Company revise and resubmit the certificate. The Disbursement Agent shall promptly instruct the Construction Consultant to, within ten (10) Banking Days after its receipt of the Company's Completion Guaranty Release Certificate, deliver to the Disbursement Agent, the Bank Agent and the Company, the Construction Consultant's Completion Guaranty Release Certificate approving or disapproving the Company's Completion Guaranty Release Certificate. If the Construction Consultant disapproves the Company's Completion Guaranty Release Certificate, the Disbursement Agent shall instruct the Construction Consultant to provide the Company, in reasonable detail, its reason(s) for such disapproval.

                   (c) Within five (5) Banking Days after receipt by the Disbursement Agent of the Construction Consultant's Completion Guaranty Release Certificate approving the Company's Completion Guaranty Release Certificate, the Disbursement Agent shall, subject to its reasonable determination that each of the Completion Guaranty Release Conditions has been satisfied, countersign the Company's Completion Guaranty Release Certificate and forward the same to the Bank Agent and the Company. The Completion Guaranty Release Date shall be deemed to occur on the date the Disbursement Agent countersigns the Company's Completion Guaranty Release Certificate.

                   (d) On the Completion Guaranty Release Date, the Disbursement Agent shall release to the Company all amounts on deposit in the Completion Guaranty Deposit Account, excluding the Reserved Amounts, and the amounts so released shall constitute a dividend from the Completion Guarantor to the Company.

         2.9 FINAL COMPLETION PROCEDURES.

             2.9.1 Procedures.

                   (a) No less than thirty (30) days prior to the anticipated Final Completion Date for a Project, the Company shall deliver notice of the anticipated Final Completion Date for such Project to the Disbursement Agent, the Construction Consultant, the Project Architects and the Funding Agents. Thereafter, in order to cause Final Completion for such Project to occur, the Company shall deliver to the Construction Consultant, the Disbursement Agent and each Funding Agent the Company's Final Completion Certificate relating to such Project, appropriately completed and duly executed by a Responsible Officer of the Company together with all attachments thereto.

                   (b) The Disbursement Agent shall, and shall instruct the Construction Consultant to, review the Company's Final Completion Certificate for the applicable Project. In the event that the Disbursement Agent or the Construction Consultant discovers any errors in the Company's Final Completion Certificate, they shall request that the Company revise and resubmit the certificate. The Disbursement Agent shall promptly instruct the Construction Consultant to, within ten (10) Banking Days after its receipt of the Company's Final Completion Certificate for each Project, deliver to the Disbursement Agent, the Bank Agent, the 2014 Notes Indenture Trustee and the Company, the Construction Consultant's Final Completion Certificate with respect to such Project approving or disapproving the Company's Final Completion Certificate. If the Construction Consultant disapproves the Company's Final Completion Certificate, the Disbursement Agent shall instruct the Construction Consultant to provide the Company, in reasonable detail, its reason(s) for such disapproval.

                   (c) Within five (5) Banking Days after receipt by the Disbursement Agent of the Construction Consultant's Final Completion Certificate approving the Company's Final Completion Certificate for the applicable Project, the Disbursement Agent shall, subject to its reasonable determination that each of the conditions to Final Completion of such Project has been satisfied, countersign the Company's Final Completion Certificate for such Project and forward the same to the Bank Agent, the 2014 Notes Indenture Trustee and the Company. The Final Completion Date for the applicable Project shall be deemed to occur on the date the Disbursement Agent countersigns the Company's Final Completion Certificate for such Project.

             2.9.2 Phase I Project. On the Final Completion Date for the Phase I Project, the Disbursement Agent shall release to the Company any amounts in excess of $30,000,000 then on deposit in the Completion Guaranty Deposit Account. Any amounts so released to the Company from the Completion Guaranty Deposit Amount shall constitute a dividend from the Completion Guarantor to the Company.

             2.9.3 Last Project. On the Last Project Final Completion Date, the Disbursement Agent shall release to the Company all amounts on deposit in the Company Accounts, other than the Project Liquidity Reserve Account which shall be released as provided in Section 2.2.8. Any amounts so released to the Company from the Completion Guaranty Deposit Account shall constitute a dividend from the Completion Guarantor to the Company.

         2.10 NO APPROVAL OF WORK. The making of any Advance shall not be deemed an approval or acceptance by the Disbursement Agent, any Funding Agent, any Lender or the Construction Consultant (except to the extent set forth in the Construction Consultant Engagement Agreement, and then only for the benefit of the Lenders) of any work, labor, supplies, materials or equipment furnished or supplied with respect to the Projects.

         2.11 SECURITY. The Obligations shall be secured by the Project Security in accordance with the Security Documents. Further, all funds advanced by the Bank Lenders to complete the Projects or to protect the rights and interests of the Secured Parties under the Financing Agreements are deemed to be obligatory advances and are to be added to the total indebtedness secured by each of the Security Documents (including the Deeds of Trust). All sums so advanced shall be secured by each such Deed of Trust with the same priority of lien as the security for any other obligations secured thereunder.

                                  ARTICLE 3.
                           - CONDITIONS PRECEDENT TO
             THE CLOSING DATE, PHASE II APPROVAL DATE AND ADVANCES
             -----------------------------------------------------

         3.1 CONDITIONS PRECEDENT TO THE CLOSING DATE. The occurrence of the Closing Date is subject to the prior satisfaction of each of the conditions precedent hereinafter set forth in this Section 3.1 in form and substance satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers in its sole discretion. Subject to Section 3.5, by executing this Agreement (or, in the case of (a) the Representatives of the Initial Purchasers, by purchasing the 2014 Notes and (b) the Bank Lenders, by becoming a party to the Bank Credit Agreement) each of the Bank Agent, the Bank Lenders and the Representatives of the Initial Purchasers shall be deemed to have confirmed that it has become satisfied that each of the following conditions precedent applicable to its Facility in this Section 3.1 has been satisfied.

             3.1.1 Financing Agreements and Material Project Documents. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent (with such number of originally executed copies as they may reasonably request) of (a) executed originals of each Financing Agreement (other than those Financing Agreements, including the Phase II Deliverables, that are not required to be executed and delivered on the Closing Date) (collectively, the "Closing Financing Agreements"), and true and correct copies of each Material Project Document then in effect and any supplements or amendments thereto then in effect (including each Payment and Performance Bond securing the Phase I Primary Construction Contract and each Subcontract with a total contract amount or value of more than $25,000,000 with an endorsement thereto naming the Collateral Agent as additional obligee and otherwise complying with the requirements of Section 5.9), all of which shall be in form and substance satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers, shall have been duly authorized, executed and delivered by the parties thereto, and each such Material Project Document shall be certified by a Responsible Officer of the Company as of the Closing Date as being true, complete and correct and in full force and effect and (b) evidence satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers that each such Material Project Document and each such Closing Financing Agreement is in full force and effect and that no party to any such Material Project Document or Closing Financing Agreement is or, but for the passage of time or giving of notice or both will be, in breach of any obligation thereunder.

             3.1.2 Corporate and/or LLC Authority of the Loan Parties. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of (a) a certified copy of the Articles of Incorporation, Articles of Organization or other similar formation document(s) of the each of the Loan Parties, (b) good standing certificates for each of the Loan Parties issued by the Secretary of State of Nevada or any other state of incorporation or organization, (c) a certified copy of the bylaws or a copy of the Operating Agreement of each of the Loan Parties, certified by a Responsible Officer of each such Loan Party or a member of such Loan Party, as applicable, and (d) a copy of one or more resolutions or other authorizations of the Loan Parties certified by a Responsible Officer of each such Loan Party, as being in full force and effect on the Closing Date, authorizing the Advances herein provided for and the execution, delivery and performance of this Agreement and the other Operative Documents and any instruments or agreements required hereunder or thereunder to which each such entity is a party.

             3.1.3 Incumbency of the Loan Parties. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of a certificate from each of the Loan Parties satisfactory in form and substance to each of the Bank Agent and the Representatives of the Initial Purchasers signed by a Responsible Officer of each such Loan Party, and dated as of the Closing Date, as to the incumbency of the Person or Persons authorized to execute and deliver this Agreement and the other Material Project Documents (not theretofore executed) and Closing Financing Agreements and any documents, instruments or agreements required hereunder or thereunder to which each such entity is a party.

             3.1.4 Insurance.

                   (a) Policies. Insurance complying with the requirements of Exhibit L shall be in place and in full force and effect.

                   (b) The Company Insurance Broker's Certificate. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of (i) a certificate, in the form of Exhibit B-4 attached hereto or otherwise in form and substance reasonably satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers from the Company's insurance broker(s), dated as of the Closing Date and identifying underwriters, type of insurance, insurance limits and policy terms, listing the special provisions required as set forth in Exhibit L, describing the insurance obtained and stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and (ii) certified copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer along with a commitment to deliver certified copies of the policies within forty-five (45) days after the Closing Date) meeting the requirements of Exhibit L and otherwise in form and substance reasonably satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers.

                   (c) Company's Insurance Certificate. The Company shall have identified, in the Company's Closing Certificate, the type of insurance, insurance limits and policy terms of any insurance then required to be obtained by any Contractor under the Material Project Documents then in effect and shall have certified that, to the best of Company's knowledge, all insurance required to be obtained by each Contractor under such Material Project Document or Exhibit L is in full force and effect if the same is required to be in effect and that if then required to be in effect, all premiums then due thereon have been paid, and that such insurance complies with the requirement of such Material Project Documents and Exhibit L.

                   (d) Insurance Advisor's Closing Certificate. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of the Insurance Advisor's Closing Certificate, substantially in the form of Exhibit B-3, or otherwise in form and substance reasonably satisfactory each of to the Bank Agent and the Representatives of the Initial Purchasers.

             3.1.5 Project Security. All of the Security Documents other than those not required to be delivered as of the Closing Date, in form and substance satisfactory to (a) the Bank Agent and the Representatives of the Initial Purchasers, shall have been executed and delivered to the Secured Parties thereunder and shall be in full force and effect and all actions necessary or desirable, including all filings, in the opinion of the Funding Agents party thereto to perfect the security interests granted therein as a valid security interest over the Project Security having the priority contemplated therefor by this Agreement, the Intercreditor Agreement and the Security Documents shall have been taken or made (except for any filings or recordings to perfect the Secured Parties' lien in any motor vehicles).

             3.1.6 Opinions. Each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent shall have received the opinions identified in Exhibit N.

             3.1.7 Company's Closing Certificate. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of the Company's Closing Certificate (which shall include, among other things, a certification as to the solvency of the Company and each of the Loan Parties on a consolidated basis after giving pro forma effect to the transactions contemplated hereby) signed by a Responsible Officer of each Loan Party.

             3.1.8 Projections. The Bank Lenders and the Representatives of the Initial Purchasers shall have received Projections for the seven year period following the Closing Date in form and substance satisfactory to the Bank Lenders and the Representatives of the Initial Purchasers.

             3.1.9 Advance Request. Delivery to the Disbursement Agent, the Bank Agent and the Construction Consultant of an Advance Request in form and substance satisfactory to the Bank Agent and the Disbursement Agent. Such Advance Request shall request an Advance in an amount sufficient to pay all fees and expenses then due and payable to the Secured Parties and their respective advisors and consultants. Neither delivery of a Construction Consultant's Advance Certificate nor delivery of an advance certificate from the Phase I Architect (in the Form of Exhibit C-3) approving the requested Advance shall be required for the initial Advance Request on the Closing Date.

             3.1.10 Consultant Certificates and Report. Delivery to each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent of the Construction Consultant's Closing Certificate with the Construction Consultant's Report in form and substance reasonably satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers attached thereto.

             3.1.11 Litigation. No action, suit, proceeding or investigation of any kind shall have been instituted or, to the Company's knowledge, pending or threatened, including actions or proceedings of or before any Governmental Authority, to which any Loan Party, the Phase I Project or, to the knowledge of the Company, any Major Project Participant, is a party or is subject, or by which any of them or any of their properties or the Phase I Project are bound that could reasonably be expected to have a Material Adverse Effect, nor is the Company aware of any reasonable basis for any such action, suit, proceeding or investigation and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding if the same reasonably could be expected to have a Material Adverse Effect.

             3.1.12 Fees. All amounts required to be paid to or deposited with the Funding Agents, the Representatives of the Initial Purchasers, the Disbursement Agent or the Independent Consultants and all taxes, fees and other costs payable in connection with the execution, delivery, recordation and filing of the documents and instruments referred to in this Section 3.1, shall have been paid or deposited, as the case may be, in full. The Company shall have paid or arranged for payment out of the requested Advance of all fees, expenses and other charges then due and payable by it under this Agreement or other Financing Agreements or under any agreements between the Company and any of the Independent Consultants.

             3.1.13 Phase I Project Budget. Delivery to each of the Disbursement Agent, the Bank Agent, the Representatives of the Initial Purchasers and the Construction Consultant of a budget substantially in the form of Exhibit F-1 (as amended from time to time in accordance with the terms hereof, the "Phase I Project Budget") for all anticipated Project Costs of the Phase I Project (including, without limitation, Project Costs incurred prior to, as well as after, the Closing Date including closing costs and Debt Service expected to be incurred prior to the Phase I Opening Date), which includes a drawdown schedule for Advances necessary to achieve Final Completion for the Phase I Project and such other information and supporting data as any of the Bank Agent, the Representatives of the Initial Purchasers, the Disbursement Agent or the Construction Consultant may reasonably require, together with a balanced statement of sources and uses of proceeds (and any other funds necessary to complete the Phase I Project), broken down by Facility and Line Item Category, which Phase I Project Budget, drawdown schedule and statement of sources and uses shall be reasonably satisfactory to the Construction Consultant, as and to the extent certified to in the Construction Consultant's Closing Certificate, and to the Bank Lenders and the Representatives of the Initial Purchasers, it being acknowledged by the Bank Lenders and the Representatives of the Initial Purchasers, that the level of detail of the Phase I Project Budget shall be commensurate with the state of completion of the Plans and Specifications relating to the Phase I Project.

             3.1.14 Phase I Project Schedule and Schedule of Key Dates. Delivery to the Disbursement Agent, the Bank Agent, the Representatives of the Initial Purchasers and the Construction Consultant of a schedule for construction and completion of the Phase I Project substantially in the form of Exhibit G-1 (as amended from time to time in accordance with the terms hereof, the "Phase I Project Schedule") which demonstrates that the Phase I Opening Date is expected to occur on or before the Phase I Scheduled Opening Date, the Phase I Substantial Completion Date is expected to occur on or before the Phase I Scheduled Substantial Completion Date and the Phase I Completion Date is expected to occur on or before the Phase I Scheduled Completion Date and which is otherwise reasonably satisfactory to the Construction Consultant, as certified to in the Construction Consultant's Closing Certificate.

             3.1.15 Financial Statements. Delivery to the Disbursement Agent, the Bank Agent and the Representatives of the Initial Purchasers of the most recent annual consolidated financial statements and most recent quarterly consolidated financial statements from the Company and its consolidated Subsidiaries, together with certificates from a Responsible Officer of such Person certifying such financial statements.

             3.1.16 Material Adverse Effect. Since December 31, 2003, after giving effect to the corporate restructuring, there shall not have occurred any material adverse condition or material adverse change in or affecting the Phase I Project Budget, the economics or feasibility of developing and/or constructing and/or operating the Phase I Project, or business, assets, liabilities, property, condition (financial or otherwise), results of operations, prospects, or management of the Company and the other Loan Parties taken as a whole, or any Project Credit Support Provider, or calls into question in any material respect the Projections or any of the material assumptions on which the Projections were prepared, or any other event, development or circumstance that has caused or resulted in or could reasonably be expected to cause or result in a Material Adverse Effect as certified by a Responsible Officer of the Company in the Company's Closing Certificate.

             3.1.17 Events of Default. No Event of Default or Potential Event of Default shall have occurred and be continuing, as certified by a Responsible Officer of the Company in the Company's Closing Certificate.

             3.1.18 Permits.

                    (a) All Permits described in Exhibit J-1 as required to have been obtained by any Loan Party or any Contractor by the Closing Date shall have been issued and be in full force and effect and not subject to current legal proceedings or to any unsatisfied conditions (that are required to be satisfied by the Closing Date) that could reasonably be expected to materially adversely modify any Permit, to revoke any Permit, to restrain or prevent the construction or operation of the Phase I Project or otherwise impose material adverse conditions on the Phase I Project or the financing contemplated under the Financing Agreements and all applicable appeal periods with respect thereto shall have expired.

                    (b) With respect to any of the Permits described in Exhibit J-1 as not yet required to be obtained by any Loan Party or any Contractor (other than Gaming/Liquor Licenses and any massage or second-hand dealer licenses to be issued by Clark County), (i) each such Permit is of a type that is routinely granted on application and compliance with the conditions for issuance and (ii) no facts or circumstances exist which indicate that any such Permit will not be timely obtainable without undue expense or delay by the Company or the applicable Person, respectively, prior to the time that it becomes required.

             3.1.19 Buy-Sell. The Buy-Sell Agreement is in full force and effect.

             3.1.20 Third Party Consents. Delivery to the Disbursement Agent and each of the Bank Agent and the Representatives of the Initial Purchasers of Consents from (a) the Phase I Primary Contractor, (b) Construction Guarantor,
(c) the Phase I Architect and (d) the Phase I Aqua Theater and Showroom Designer, each in form of Exhibit P or otherwise in form and substance reasonably satisfactory to the Bank Agent and the Representatives of the Initial Purchasers.

             3.1.21 Representations and Warranties. Each representation and warranty of (a) each Loan Party set forth in Article 4 hereof, in the Bank Credit Agreement or in any of the other Operative Documents shall be true and correct in all material respects on the date made in the applicable document and (b) to the Company's knowledge, each Major Project Participant (other than any Loan Party) set forth in any of the Operative Documents shall be true and correct in all material respects as of the date made in the applicable document, unless the failure of any such representation and warranty referred to in this clause (b) to be true and correct could not reasonably be expected to have a Material Adverse Effect, in each case, as certified by the Company in the Company's Closing Certificate.

             3.1.22 Service of Process. Delivery to the Funding Agents and the Disbursement Agent of a letter from CT Corporation System or any other Person reasonably satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers consenting to its appointment by each Loan Party in each case in form and substance reasonably acceptable to each of the Bank Agent and the Representatives of the Initial Purchasers, as each such Person's agent to receive service of process in New York, New York.

             3.1.23 Establishing of Company Accounts; 2014 Notes Proceeds. (a) Each of the Company Accounts shall have been established pursuant hereto and the Collateral Account Agreements; (b) the 2014 Notes shall have been issued in an principal amount at maturity of One Billion Three Hundred Million Dollars ($1,300,000,000), and net proceeds of Seven Hundred Thirty Million, Seventy-Two Thousand, Five Hundred Fifty-Six Dollars and Thirty-Seven Cents ($730,072,556.37) shall have been deposited in the 2014 Notes Proceeds Account;
(c) funds in an amount equal to Fifty Million Dollars ($50,000,000) shall be on deposit in the Completion Guaranty Deposit Account, and (d) funds in an amount equal to Thirty Million Dollars ($30,000,000) shall be on deposit in the Project Liquidity Reserve Account.

             3.1.24 Funding of Equity. The Company shall have certified in the Company's Closing Certificate (as confirmed by the Construction Consultant to the extent set forth in the Construction Consultant's Closing Certificate) that
(a) the amounts on deposit in the Project Liquidity Reserve Account have been irrevocably and unconditionally contributed to the Company; and (b) in addition thereto, cash or property in an amount not less than Four Hundred Million Dollars ($400,000,000.00) has been irrevocably and unconditionally contributed to the Company.

             3.1.25 A.L.T.A. Surveys. The Disbursement Agent and each of the Bank Agent and the Representatives of the Initial Purchasers shall have received A.L.T.A. surveys of the Site and the Site Easements, satisfactory in form and substance to the Title Insurer and each of the Bank Agent and the Representatives of the Initial Purchasers, dated no earlier than sixty (60) days prior to the Closing Date and certified to each such Person by a licensed surveyor satisfactory to each such Person, showing (a) as to the Site, the exact location and dimensions thereof, including the location of all means of access thereto, the perimeters within which all of foundations for the Phase I Project are located, and all easements relating thereto; (b) as to the Site Easements, the exact location and dimensions thereof to the extent capable of being described, including the location of all means of access thereto, and all improvements or other encroachments in or on the Site Easements; (c) the existing utility facilities servicing the Phase I Project (including water, electricity, gas, telephone, sanitary sewer and storm water distribution and detention facilities); (d) that such existing improvements do not encroach or interfere (in any manner that could reasonably be expected to have a Material Adverse Effect) with adjacent property or existing easements or other rights (whether on, above or below ground), and that there are no gaps, gores, projections, protrusions or other survey defects other than Permitted Encumbrances applicable to such real property; (e) whether the Site or any portion thereof is located in a special earthquake or flood hazard zone; and
(f) that there are no other matters that could reasonably be expected to be disclosed by a survey constituting a defect in title other than the Permitted Encumbrances.

             3.1.26 Title Policies. The Company shall have delivered to the Collateral Agent, a lender's A.L.T.A. policy of title insurance, or a commitment to issue such policy, in the amount of $2,300,000,000. Such policy or commitment shall (i) include such endorsements as are required by the Bank Agent and the Representatives of the Initial Purchasers, respectively, (ii) reasonably be reinsured by such reinsurance as is satisfactory to the Bank Agent and the Representatives of the Initial Purchasers, respectively, (iii) be reasonably issued by Title Insurer in form and substance reasonably satisfactory to the Bank Agent and the Representatives of the Initial Purchasers, respectively, and (iv) insure (or agree to insure) that:

                    (a) The Company has fee simple title to the Site and the Site Easements (other than the Mortgaged Property encumbered or to be encumbered by Wynn Sunrise and Wynn Golf) and a valid leasehold estate or easement interest, as the case may be, in the portions of the Site described in the Affiliate Real Estate Agreements, free and clear of liens, encumbrances and other exceptions to title except those exceptions specified on Exhibit K-1 ("Wynn Las Vegas Permitted Encumbrances");

                    (b) Wynn Golf has fee simple title to the Golf Course Land (including the Home Site Land and the Wynn Home Site) and the Golf Course Land Easements, free and clear of liens, encumbrances and other exceptions to title except those exceptions specified on Exhibit K-2 ("Wynn Golf Permitted Encumbrances");

                    (c) Wynn Sunrise has fee simple title to the Wynn Sunrise Land and the Wynn Sunrise Land Easements, free and clear of liens, encumbrances and other exceptions to title except those exceptions specified on Exhibit K-3 ("Wynn Sunrise Permitted Encumbrances"); and

                    (d) each Deed of Trust is (or will be when recorded) a valid, first priority lien on the "Trust Estate" (as defined in each Deed of Trust), free and clear of all liens, encumbrances and exceptions to title whatsoever, other than (i) Wynn Las Vegas Permitted Encumbrances in the case of the Deeds of Trust executed by the Company, (ii) Wynn Golf Permitted Encumbrances in the case of the Deeds of Trust executed by Wynn Golf, and (iii) Wynn Sunrise Permitted Encumbrances in the case of the Deeds of Trust executed by Wynn Sunrise.

             3.1.27 Commitment and Fee Letters. The letters regarding the fees of the Bank Agent, the Collateral Agent, the Nevada Collateral Agent and the Disbursement Agent, respectively, shall have been executed and delivered. The Company shall have complied with all of its obligations under and agreements in the Commitment Letter and the various fee letters entered into with the Arrangers, the Bank Agent, the Collateral Agent, the Nevada Collateral Agent or the Disbursement Agent then required to be complied with.

             3.1.28 Phase I Plans and Specifications. The Company shall have delivered to the Construction Consultant Plans and Specifications for the Phase I Project in form and substance reasonably satisfactory to the Construction Consultant, as certified to in the Construction Consultant's Closing Certificate. Subject to approval of the finalized Plans and Specifications for the Phase I Project by the proper Governmental Authorities, such Plans and Specifications for the Phase I Project shall constitute Final Plans and Specifications.

             3.1.29 Corporate and Capital Structure; Management. The corporate organization structure, capital structure and ownership of the Project Credit Support Providers, the Company and its Subsidiaries shall be satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers. The management structure of the Company and its Subsidiaries shall be satisfactory to each of the Bank Agent and the Representatives of the Initial Purchasers.

             3.1.30 Real Estate Appraisals. Each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent shall have received a FIRREA appraisal of the Site from an independent real estate appraiser reasonably satisfactory to the Bank Agent and the Representatives of the Initial Purchasers, in form, scope and substance satisfactory to each such Person, satisfying the requirements of any applicable laws and regulations.

             3.1.31 Environmental Reports. Each of the Bank Agent, the Representatives of the Initial Purchasers and the Disbursement Agent shall have received (a) the Phase I Environmental Site Assessment for the Site and the Site Easements (excluding the Wynn Sunrise Land and Wynn Sunrise Easements) conducted by Terracon and dated November 22, 2004 and the Phase I Environmental Site Assessment for the Wynn Sunrise Land and Wynn Sunrise Easements conducted by Terracon and dated November 5, 2004 (collectively, the "Phase I Reports") and (b) that certain reliance letter from Terracon dated December 7, 2004.

             3.1.32 In Balance Requirement. The Phase I Project shall be In Balance.

             3.1.33 No Restrictions. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any of the Bank Lenders from making the Advances to be made by them on the Closing Date.

             3.1.34 Violation of Certain Regulations. The making of the requested Advance shall not violate any law including Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

             3.1.35 Notices of Pledges of Water Permits. The Company and Wynn Golf shall have executed duplicate original notices of pledge in form and substance reasonably satisfactory to the Bank Agent and the Representatives of the Initial Purchasers describing Nevada Water Permit Nos. 69513 (Certificate no. 4765), 69514 (Certificate no. 4766), 69515 (Certificate no. 7828), 69516
(Certificate no. 7827), 69517 (Certificate no. 7829) and 69518 (Certificate no.
7830), 69512 (Certificate no. 4731), 60164 (Certificate no. 15447), 60165
(Certificate no. 15448) and such notices of pledge shall have been completed and delivered to the Disbursement Agent. Upon the occurrence of the Closing Date, the Company hereby authorizes the Disbursement Agent to complete the recording information from each Deed of Trust signed by the Company and Wynn Golf and to file them with the Nevada State Engineer promptly after recordation of such Deeds of Trust, together with a Report of Conveyance and Abstract of Title for each permit.

             3.1.36 Liens. The Company shall have delivered or caused to be delivered to the Disbursement Agent a lien release summary chart substantially in the form of Appendix VI to Exhibit C-1 and the following releases:

                    (a) Unconditional Releases. Duly executed acknowledgments of payments and unconditional releases of mechanics' and materialmen's liens substantially in the form of Exhibit H-1 from the Contractors and Subcontractors listed in clauses (i) and (ii) below for all work, services and materials, including equipment and fixtures of all kinds, done, performed or furnished for the construction of each Project through October 31, 2004, except for such work, services and materials the payment for which does not exceed, in the aggregate $10,000,000 and is being disputed in good faith, so long as (1) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of either Project, or any Mortgaged Property, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with either Project or any Mortgaged Property and (2) adequate cash reserves have been provided therefor through an allocation in the Phase I Anticipated Cost Report. The Persons required to provide such lien releases are:

                        (i) The Primary Contractors and each of their first tier trade subcontractors and materialmen under the Primary Construction Contracts, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $25,000; and

                        (ii) (A) Each Contractor party to a "fixed price" contract and (B) each other Contractor and each of its first tier trade subcontractors and materialmen, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $100,000 (or with respect to suppliers and vendors who are located outside the United States and do not provide labor at the Site, $200,000).

                    (b) Conditional Releases. Duly executed acknowledgments of payments and releases of mechanics' and materialmen's liens substantially in the form of Exhibit H-2 from the Contractors and Subcontractors listed in clauses (i) and (ii) below for all work, services and materials, including equipment and fixtures of all kinds, done, performed or furnished for the construction of each Project from November 30, 2004, except for such work, services and materials the payment for which does not exceed, in the aggregate $10,000,000 and is being disputed in good faith, so long as (1) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of either Project or any Mortgaged Property, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with either Project or any Mortgaged Property and (2) adequate cash reserves have been provided therefor through an allocation in the Phase I Anticipated Cost Report. The Persons required to provide such lien releases are:

                        (i) The Primary Contractors and each of its first tier trade subcontractors and materialmen under the Primary Construction Contracts, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $25,000;

                        (ii) (A) Each Contractor party to a "fixed price" contract and (B) each other Contractor and each of its first tier trade subcontractors and materialmen, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $100,000 (or, with respect to suppliers and vendors who are located outside the United States and do not provide labor at the Site, $200,000).

             Notwithstanding the foregoing, if the Company or any Contractor does not obtain any of the foregoing waivers and releases of liens required under clauses (a) or (b) above (collectively, "Closing Date Outstanding Releases"), then instead of delivering such Closing Date Outstanding Releases, the Company may obtain and provide to the Disbursement Agent from the Title Insurer bonds or endorsements to the title insurance policies reasonably satisfactory to the Disbursement Agent insuring the lien free status of the work and the Mortgaged Property; provided, however, that at no time shall the aggregate of all Closing Date Outstanding Releases represent work with an aggregate value in excess of $2,000,000.

             3.1.37 Phase I Excess Cash Flow Schedule. Delivery to each of the Disbursement Agent, the Bank Agent, the Arrangers, the Representatives of the Initial Purchasers and the Construction Consultant of the Phase I Projected Excess Cash Flow Schedule substantially in the form of Exhibit F-7 identifying the anticipated "Excess Cash Flows" (as such term is defined in the Bank Credit Agreement) for the Phase I Project designated by the Company to be used to pay Phase II Project Costs (if the Phase II Approval Date occurs), broken down by quarter for each quarter from the then anticipated Phase I Opening Date through the then anticipated Phase II Final Completion Date, which Phase I Projected Excess Cash Flow Schedule shall be reasonably satisfactory to each of the Disbursement Agent, the Bank Agent, the Arrangers, the Representatives of the Initial Purchasers and the Construction Consultant.

             3.1.38 Closing Date Transactions. The Closing Transactions shall have occurred or shall be occurring substantially concurrently herewith.

             3.1.39 Other Documents. The Disbursement Agent and each of the Bank Agent and the Representatives of the Initial Purchasers shall have received such other documents and evidence as are customary for transactions of this type as each such Person may reasonably request in connection with the transactions contemplated hereby.

         3.2 CONDITIONS PRECEDENT TO ADVANCES TO THE PHASE I PROJECT AND,
AFTER PHASE II APPROVAL DATE, THE PHASE II PROJECT. Subject to Section 3.3, the obligation of the Bank Lenders, the 2014 Notes Indenture Trustee and the Disbursement Agent to make Advances and to pay Project Costs with respect to the Phase I Project and, from and after the Phase II Approval Date, the Phase II Project are subject to the prior satisfaction of each of the following conditions precedent in form and substance reasonably satisfactory to the Disbursement Agent in its reasonable discretion:

             3.2.1 Certain Operative Documents. Each Material Project Document and each Financing Agreement shall be in full force and effect (unless it has expired in accordance with its terms), without amendment since the respective date of its execution and delivery, and in a form which was provided to the Bank Agent and the Representatives of the Initial Purchasers prior to the Closing Date except (a) for amendments or terminations to Material Project Documents not prohibited by Section 6.1, the Bank Credit Agreement or the 2014 Notes Indenture, (b) to the extent the Company has entered into a replacement Material Project Document to the extent permitted by Section 7.1.6, or if pursuant to such Section the Company is not required to enter into a replacement Material Project Document, and each certificate delivered by the Company with respect to any such document shall be true and correct in all material respects, as certified by the Company in the relevant Advance Request,
(c) amendments to the Financing Agreements to the extent not prohibited under the Facility Agreements and (d) prior to the Phase II Approval Date, the Phase II Deliverables.

             3.2.2 Representations and Warranties. Each representation and warranty of (a) each Loan Party set forth in Article 4 hereof or in any of the other Financing Agreements shall be true and correct in all material respects as if made on such date (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), (b) each Loan Party set forth in each Material Project Document was true and correct in all material respects on the date made in the applicable document and (c) to the Company's knowledge, each Major Project Participant (other than any Loan Party) set forth in any of the Material Project Documents was true and correct in all material respects on the date made in the applicable document, unless the failure of any such representation and warranty referred to in clauses (b) or (c) to be true and correct could not reasonably be expected to have a Material Adverse Effect, in each case, as certified by the Company in the relevant Advance Request.

             3.2.3 Events of Default. No Event of Default or Potential Event of Default shall have occurred and be continuing or could reasonably be expected to result from such Advance, as certified by the Company in the relevant Advance Request.

             3.2.4 Notice of Advance Request. The Disbursement Agent shall have received and shall have been notified that the Funding Agents have received a Notice of Advance Request in accordance with Section 2.3.1(e) with respect to the requested Advance.

             3.2.5 Advance Request and Certificate. The Company shall have delivered to the Disbursement Agent and the Construction Consultant an Advance Request in each case, with the Required Contractor and Architect Advance Certificate and all other attachments, exhibits and certificates required by Sections 2.3.1(a), (b), (c) and (d) as the case may be (and, solely with respect to any December 2004 Advance Request, with such changes to the form of Advance Request (and any attachments, exhibits or certificates thereto) as are reasonably acceptable to the Disbursement Agent). Such Advance Request shall request an Advance in an amount estimated at the time to be sufficient to pay all amounts due and payable for work performed on the Projects through the last day of the period covered by such Advance Request. The Disbursement Agent shall have reviewed and evaluated the same as provided in Section 2.3.2(a) and, subject to Section 2.3.2(a)(ii), shall not have become aware of any material error, inaccuracy, misstatement or omission of fact in an Advance Request or an attachment, exhibit or certificate attached thereto or information provided by the Company upon the reasonable request of the Disbursement Agent.

             3.2.6 Consultant's Certificates. Delivery to the Disbursement Agent of the Construction Consultant's Advance Certificate with respect to the requested Advance as required by Section 2.3.1(f), substantially in the form of Exhibit C-2, approving (subject to the proviso in Section 2.3.1(f)) the corresponding Advance Request (and, solely with respect to any December 2004 Advance Request, with such changes to the form of Construction Consultant's Advance Certificate as are reasonably acceptable to the Disbursement Agent).

             3.2.7 Liens. The Company shall have delivered or caused to be delivered to the Disbursement Agent an updated lien release summary chart substantially in the form of Appendix VI to the Company's Advance Request and the following releases:

                   (a) Unconditional Releases. Duly executed acknowledgments of payments and unconditional releases of mechanics' and materialmen's liens substantially in the form of Exhibit H-1 from the Contractors and Subcontractors listed in clauses (i) and (ii) below for all work, services and materials, including equipment and fixtures of all kinds, done, performed or furnished for the construction of the Projects through the last day covered by the immediately preceding Advance Request, except for such work, services and materials the payment for which does not exceed, in the aggregate $10,000,000 and is being disputed in good faith, so long as (1) such proceedings shall not involve any substantial danger of the sale, forfeiture or loss of the Projects, or any Mortgaged Property, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with the Projects or any Mortgaged Property and (2) adequate cash reserves have been provided therefor through an allocation in the applicable Anticipated Cost Report. The Persons required to provide such lien releases are:

                      (i) the Primary Contractors and each of their first tier trade subcontractors and materialmen under the Primary Construction Contracts, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $25,000; and

                      (ii) (A) each Contractor party to a "fixed price" contract and (B) each other Contractor and each of its first tier trade subcontractors and materialmen, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $100,000 (or with respect to suppliers and vendors who are located outside the United States and do not provide labor at the Site, $200,000).

                   (b) Conditional Releases. Duly executed acknowledgments of payments and releases of mechanics' and materialmen's liens substantially in the form of Exhibit H-2 from the Contractors and Subcontractors listed in clauses (i) and (ii) below for all work, services and materials, including equipment and fixtures of all kinds, done, performed or furnished for the construction of the Projects from the last day covered by the immediately preceding Advance Request through the last day covered by the current Advance Request except for such work, services and materials the payment for which does not exceed, in the aggregate $10,000,000 and is being disputed in good faith, so long as (1) such proceedings shall not involve any substantial danger of the sale, forfeiture of loss of the Projects or any Mortgaged Property, as the case may be, title thereto or any interest therein and shall not interfere in any material respect with the Projects or any Mortgaged Property and (2) adequate cash reserves have been provided therefor through an allocation in the applicable Anticipated Cost Report. The Persons required to provide such lien releases are:

                      (i) the Primary Contractors and each of its first tier trade subcontractors and materialmen under the Primary Construction Contracts, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $25,000;

                      (ii) (A) each Contractor party to a "fixed price" contract and (B) each other Contractor and each of its first tier trade subcontractors and materialmen, in each case performing work with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $100,000 (or, with respect to suppliers and vendors who are located outside the United States and do not provide labor at the Site, $200,000).

             Notwithstanding the foregoing, if the Company or any Contractor does not obtain any of the foregoing waivers and releases of liens required under clauses (a) or (b) above (collectively, "Outstanding Releases"), then instead of delivering such Outstanding Releases and as a condition to any progress or other payment from the proceeds of the requested Advance, the Company may obtain and provide to the Disbursement Agent from the Title Insurer bonds or endorsements to the title insurance policies insuring the lien free status of the work and the Mortgaged Property; provided, however, that at no time shall the aggregate of all Outstanding Releases represent work with an aggregate value in excess of $2,000,000.

             3.2.8 Title Policy Endorsement. The Disbursement Agent shall have received a commitment from the Title Insurer, attached to the Advance Request, evidencing the Title Insurer's unconditional commitment to issue an endorsement to the Title Policies (such endorsement to be dated as of the applicable Advance Date) in the form of a 122 CLTA Endorsement insuring the continuing priority of the Lien of each Deed of Trust as security for the requested Advance and confirming and/or insuring that (i) since the previous disbursement from the Disbursement Account, there has been no change in the condition of title unless permitted by the Financing Agreements and (ii) there are no intervening liens or encumbrances which may then or thereafter take priority over the respective Liens of the Deeds of Trust other than Permitted Encumbrances and such intervening liens or encumbrances securing amounts the payment of which is being disputed in good faith by the Company, so long as the Disbursement Agent has received confirmation from the applicable Funding Agents that the Title Insurer has delivered to such Funding Agents any endorsement to the respective Title Policies required or desirable to assure against loss to the Secured Parties due to the priority of such lien or encumbrance.

             3.2.9 Permits. The Company shall have certified that:

                   (a) other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each of the Loan Parties and each Contractor has obtained and holds all Permits described in Exhibit J-1 or Exhibit J-2 required to be obtained by such Loan Party or Contractor as of the date this certification is deemed made, (ii) all such Permits are in full force and effect and each of the Loan Parties and, to the Company's knowledge, each Contractor, has performed and observed all requirements of such Permits to the extent required to be performed as of the date this certification is deemed made, (iii) no event has occurred which allows or results in, or after notice or lapse of time would allow or result in, revocation, modification, suspension or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit, (iv) no such Permits contain any restrictions, either individually or in the aggregate, that could reasonably be expected to materially and adversely affect any of the Loan Parties, or the operation of the business of any such Loan Party or any property owned, leased or otherwise operated by such Person, (v) the Company has no knowledge that any Governmental Authority is considering limiting, modifying, suspending, revoking or renewing any such Permit on terms that could reasonably be expected to materially and adversely affect any of the Loan Parties or the operation of the business of any such Loan Party or any property owned, leased or otherwise operated by such Person and (vi) each of the Loan Parties reasonably believes that each such Permit will be timely renewed and complied with, without undue expense or delay;

                   (b) with respect to any of the Permits described in Exhibit J-1 or Exhibit J-2 as not yet required to be obtained by any Loan Party or any Contractor (other than the Gaming/Liquor Licenses and any massage or second-hand dealer licenses to be issued by Clark County), (i) each such Permit is of a type that is routinely granted on application and compliance with the conditions for issuance and (ii) no facts or circumstances exist which indicate that any such Permit will not be timely obtainable without undue expense or delay by the Company or the applicable Person, respectively, prior to the time that it becomes required; and

                   (c) solely until the Phase I Opening Date, the Buy-Sell Agreement is in full force and effect.

             3.2.10 Additional Documents. With respect to any Material Construction Agreements entered into or obtained, transferred or required (whether because of the status of the construction or operation of the Projects or otherwise) since the date of the most recent Advance, the Bank Agent shall have confirmed that the Company has complied with the requirements of Section 6.5.

             3.2.11 Plans and Specifications. The Disbursement Agent and the Construction Consultant shall have received copies of all Plans and Specifications which, as of the date of the requested Advance Date, constitute Final Plans and Specifications to the extent not theretofore delivered.

             3.2.12 As-Built Survey. At the time of the first Advance Request occurring after completion of the foundation work for each Project, the Company shall cause an updated as-built survey to be delivered to the Construction Consultant and the Disbursement Agent satisfactory in form and substance to the Title Insurer and the Disbursement Agent.

             3.2.13 Litigation. No action, suit, proceeding or investigation of any kind shall have been instituted or, to the Company's knowledge, pending or threatened, including actions or proceedings of or before any Governmental Authority, to which any Loan Party, the Projects or, to the knowledge of the Company, any Major Project Participant (other than any Loan Party), is a party or is subject, or by which any of them or any of their properties or the Projects are bound that could reasonably be expected to have a Material Adverse Effect nor is the Company aware of any reasonable basis for any such action, suit, proceeding or investigation and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding if the same could reasonably be expected to have a Material Adverse Effect.

             3.2.14 In Balance Requirement. The Projects shall be In Balance.

             3.2.15 No Restriction. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any of the Bank Lenders or the 2014 Notes Indenture Trustee from making the Advances to be made by it on the requested Advance Date.

             3.2.16 Violation of Certain Regulations. The making of the requested Advance shall not violate any law including Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

             3.2.17 Material Adverse Effect. Since the Closing Date, there shall not have occurred any change in the Project Budgets (excluding any amendment thereto permitted under Section 6.3), in the economics or feasibility of constructing and/or operating the Projects, or in the financial condition, business or property of the Loan Parties, any of which could reasonably be expected to have a Material Adverse Effect.

             3.2.18 Subcontracts. The Company shall have delivered a copy of
(i) each Contract entered into between the Company and any Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) in excess of $500,000, (ii) each first tier Subcontract entered into by any Primary Contractors with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) in excess of $500,000, (iii) each first tier Subcontract with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) in excess of $500,000 entered into by any other Contractor who is party to a Contract entered into with the Company that is not subject to a fixed price and (iv) a copy of any Payment and Performance Bond required pursuant to Section 5.9 hereof to the Disbursement Agent, the Construction Consultant and Bank Agent promptly after mutual execution and delivery thereof.

             3.2.19 Unincorporated Materials. Delivery to the Disbursement Agent and the Construction Consultant of a written inventory in the form of Appendix IX to the Company's Advance Request identifying all materials, machinery, fixtures, furniture, equipment or other items purchased or manufactured for incorporation into the Project but which, at the time of the Advance Request, (i) are not located at the Site and for which the Company has paid or intends to pay with the proceeds of the Advance Request all or a portion of the purchase price or (ii) are located at the Site but are not expected to be incorporated into the Projects within thirty (30) days after such Advance Request (such materials, the "Unincorporated Materials") and including the value thereof, together with evidence reasonably satisfactory to the Construction Consultant and the Disbursement Agent that the following conditions have been satisfied with respect to such Unincorporated Materials:

                   (a) all Unincorporated Materials for which full payment has previously been made or is being made with the proceeds of the Advance to be disbursed are, or will be upon full payment, owned by the Company, as evidenced by the bills of sale, certificates of title or other evidence reasonably satisfactory to the Construction Consultant, and all lien rights or claims of the supplier has been or will be released simultaneously with such full payment and all amounts, if any, required to be paid to the supplier thereof with respect to the installation of such Unincorporated Materials (including any Retainage Amounts);

                   (b) the Company believes that the Unincorporated Materials consist of fabricated or unfabricated components that conform to the Final Plans and Specifications and that will be ready for incorporation into the Projects upon delivery thereof or within a reasonable period of time thereafter;

                   (c) all Unincorporated Materials are properly inventoried, securely stored, protected against theft and damage at the Site or at such other location which has been specifically identified by its complete address to the Construction Consultant and the Disbursement Agent (or if the Company cannot provide the complete address of the current storage location, the Company shall list the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials);

                   (d) With respect to any Unincorporated Materials as to which deposit or other partial payments have been made or will be made out of the requested Advance (but which have not been and will not be fully paid after giving effect to the requested Advance), (i) the Secured Parties have, or will have upon payment with the proceeds of the requested Advance, a perfected security interest in the Unincorporated Materials and/or Contract therefor, with the priority therein contemplated by the Security Documents (and with respect to Unincorporated Materials not stored at the Site from a single or Affiliated suppliers (of which the Company is aware that such suppliers is an Affiliate) with a contract price (or expected aggregate amount to be paid in the case of "cost-plus" contracts) in excess of $5,000,000 (excluding items located outside of the United States or in transit from jurisdictions outside of the United States) or any Contracts with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) in excess of $5,000,000, the Company shall have executed and delivered to the Disbursement Agent such additional security documents (including, without limitation, financing statements, security agreements, collateral access agreements, consents of manufacturers, vendors, warehousemen and bailees) required by the laws of any jurisdiction necessary to grant the Secured Parties such security interest in such Unincorporated Materials or Contracts);

                   (e) are insured against casualty, loss and theft for an amount equal to their replacement costs in accordance with Section 5.13;

                   (f) the value of Unincorporated Materials located at the Site but not expected to be incorporated into the Projects within the ensuing calendar month at any time is not more than $10,000,000;

                   (g) the amounts paid by the Company in respect of Unincorporated Materials not at the Site at any one time is not more than $45,000,000;

                   (h) the amount of contract deposits paid by the Company in respect of Unincorporated Materials at any one time is not more than $30,000,000;

                   (i) the Construction Consultant shall have confirmed the accuracy of the certification required in clause (c) above, and in connection therewith the Construction Consultant may, but shall not be required to, visit the site of and inspect the Unincorporated Materials at the Company's expense; and

                   (j) the Disbursement Agent and the Construction Consultant, at the request of the Company, may from time to time mutually agree to increase the thresholds set forth in Sections 3.2.19(f), (g) and (h) above.

             3.2.20 Cash Management Account. With respect to an Advance Request which requests that funds be deposited in the Cash Management Account, the Company shall have substantiated (a) to the Construction Consultant's satisfaction (as set forth in the Construction Consultant's Advance Certificate) in the manner contemplated by the Advance Request, that the amounts previously drawn by the Company from the Cash Management Account to pay Hard Costs have, in fact, been used to pay Hard Costs in accordance with the applicable Project Budget and (b) to the Disbursement Agent's satisfaction in the manner contemplated by the Advance Request, that the amounts previously drawn by the Company from the Cash Management Account to pay Soft Costs have, in fact, been used to pay Soft Costs in accordance with the applicable Project Budget. After giving effect to the requested Advance, the balance in the Cash Management Account will not exceed the maximum dollar thresholds permitted from time to time under Section 2.2.4, in each case, unless approved by the Disbursement Agent in accordance with Section 2.2.4.

             3.2.21 Company's Payment Account. With respect to an Advance Request which requests that funds be deposited in the Company's Payment Account, the Company shall have substantiated to the Construction Consultant's satisfaction (as set forth in the Construction Consultant's Advance Certificate), in the manner contemplated by the Advance Request, that the amounts previously withdrawn by the Company from each such Account have been used to pay Project Costs in the amounts specified in the previous Advance Requests.

             3.2.22 Suspension of Performance. Construction of the Projects is proceeding in accordance with the Project Schedules and the Final Plans and Specifications and no Contractor party to any Material Construction Agreements and no first tier Subcontractor under the Primary Construction Contracts party to a Subcontract with a total contract amount or value in excess of $15,000,000 has suspended performance or otherwise repudiated its obligation to perform any duty or obligation under its respective Material Construction Agreements or Subcontract (unless such suspended or repudiated Material Construction Agreements or Subcontract is permitted to be, and actually has been, replaced, or a replacement is determined not to be necessary, pursuant to Section 7.1.5.

             3.2.23 Advances with respect to Phase II Project. Prior to the later of: (a) Phase I Opening Date and (b) the Phase II Approval Date, the aggregate amount of Advances made relating to Project Costs allocable to the Phase II Project shall not exceed One Hundred Million Dollars
($100,000,000.00).

             3.2.24 Other Documents. The Disbursement Agent and the Bank Agent shall have received such other documents and evidence as are customary for transactions of this type as the Bank Agent or the Disbursement Agent may reasonably request in connection with the Phase II Project.

         3.3 CONDITIONS PRECEDENT TO ADVANCES FOR PHASE II PROJECT PRIOR TO PHASE II APPROVAL DATE. Notwithstanding Section 3.2, after the Closing Date and prior to the Phase II Approval Date the obligation of the Bank Lenders, the 2014 Notes Indenture Trustee and the Disbursement Agent to make Advances to pay Project Costs with respect to the Phase II Project are subject only to satisfaction of each of the conditions precedent set forth in Sections 3.2.2, 3.2.3, 3.2.4, 3.2.7, 3.2.8, 3.2.14, 3.2.15, 3.2.16, 3.2.17, 3.2.20 and 3.2.23
(with such changes to the form of Notice of Advance Request as are reasonably acceptable to or reasonably required by the Disbursement Agent but including, at a minimum, an allocation of such Advance among the Funding Sources and representations by the Company that such Advance will be used to pay Project Costs relating to the Phase II Project and that each of the foregoing conditions precedent shall have been satisfied) in form and substances reasonably satisfactory to the Disbursement Agent in its reasonable discretion.

         3.4 CONDITIONS PRECEDENT TO PHASE II APPROVAL DATE. In order to request that the Phase II Approval Date occur (which request shall be made at the option of the Company), the Company shall deliver to the Construction Consultant, the Disbursement Agent, the Bank Agent and each Arranger: (a) at least seventy-five (75) days before the Phase II Revolving Commitment Sunset Date, the Phase II Primary Construction Contract and (if applicable) the Phase II Architect's Agreement and the Phase II Deliverables listed in Sections 3.4.2 and 3.4.3, the conceptual plans and specifications for the Phase II Project and any other Phase II Deliverable then available (as used in this Section, the "Initial Phase II Deliverables"), (b) at least thirty (30) days before the Phase II Revolving Commitment Sunset Date, copies of all Phase II Deliverables reasonably required by the Construction Consultant in order for the Construction Consultant to prepare its updated report to be delivered under
Section 3.4.8, and (c) at least ten (10) Banking Days before the Phase II Revolving Commitment Sunset Date, a Company's Phase II Approval Date Certificate appropriately completed and duly executed by a Responsible Officer of the Company, with all attachments thereto, including all Phase II Deliverables. The Disbursement Agent and the Arrangers shall use reasonable efforts to review the Initial Phase II Deliverables and respond to the Company within thirty (30) days after their receipt thereof. The Company shall be entitled to revise and re-submit the Initial Phase II Deliverables from time to time prior to the delivery deadline set forth in clause (c) above. If the Majority of the Arrangers, in consultation with the Construction Consultant, reasonably determine each of the following conditions precedent to the Phase II Approval Date shall have been satisfied (in form and substance reasonably satisfactory to the Majority of the Arrangers) on or prior to the Phase II Revolving Commitment Sunset Date, then the Bank Agent shall countersign the Company's Phase II Approval Date Certificate and promptly forward the same to the Disbursement Agent, the Arrangers, the 2014 Notes Indenture Trustee, the Construction Consultant and the Company. The Phase II Approval Date shall be deemed to occur on the date the Bank Agent countersigns the Company's Phase II Approval Date Certificate.

             3.4.1 Insurance.

                   (a) Policies. Insurance with respect to the Phase II Project complying with the requirements of Exhibit L shall be in place and in full force and effect.

                   (b) The Company Insurance Broker's Certificate. Delivery to each of the Arrangers and the Disbursement Agent of (i) a certificate, substantially in the form of Exhibit B-4 attached hereto addressing the insurance coverage for the Phase II Project or otherwise in form and substance reasonably satisfactory to the Majority of the Arrangers from the Company's insurance broker(s), identifying underwriters, type of insurance, insurance limits and policy terms, listing the special provisions required as set forth in Exhibit L, describing the insurance obtained and stating that such insurance is in full force and effect and that all premiums then due thereon have been paid and (ii) certified copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer along with a commitment to deliver certified copies of the policies within forty-five (45) days after the Phase II Approval Date) meeting the requirements of Exhibit L.

                   (c) Company's Insurance Certificate. The Company shall have identified in the Company's Phase II Approval Date Certificate the type of insurance, insurance limits and policy terms of any insurance then required to be obtained by any Contractor under the Material Project Documents with respect to the Phase II Project then in effect and shall have certified, to the best of the Company's knowledge, that all insurance required to be obtained by each Contractor under such Material Project Documents or Exhibit L is in full force and effect if the same is required to be in effect and that if then required to be in effect, all premiums then due thereon have been paid, and that such insurance complies with the requirement of such Material Project Documents and Exhibit L. The Company shall have delivered to each of the Arrangers and the Disbursement Agent (i) for each Contractor party to a Material Project Document with respect to the Phase II Project, certified copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) which insurance shall, to the extent reasonably available, name the Disbursement Agent, the Collateral Agent, the Funding Agents and the Lenders as additional insureds.

                   (d) Insurance Advisor's Certificate. Delivery to the Arrangers and the Disbursement Agent of the Insurance Advisor's Certificate addressing the insurance coverage for the Phase II Project, substantially in the form of Exhibit B-3.

             3.4.2 Phase II Project Budget. Delivery to each of the Disbursement Agent, the Arrangers and the Construction Consultant of a budget, with Line Item Categories substantially similar to the Phase I Project Budget (as amended from time to time in accordance with the terms hereof, the "Phase II Project Budget") for all anticipated Project Costs of the Phase II Project (including, without limitation, Project Costs incurred prior to, as well as after, the Phase II Approval Date including closing costs and Debt Service expected to be incurred from and after the Phase I Opening Date and accruing with respect to Advances made under the Bank Credit Agreement or from the 2014 Notes Proceeds Account to pay Project Costs allocated to the Phase II Project), which includes a drawdown schedule for Advances necessary to achieve Final Completion of the Phase II Project and such other information and supporting data as any of the Arrangers, the Disbursement Agent or the Construction Consultant may reasonably require, together with a balanced statement of sources and uses of proceeds (and any other funds necessary to complete the Phase II Project), broken down by Facility and Line Item Category, which Phase II Project Budget, drawdown schedule and statement of sources and uses shall be reasonably satisfactory to the Construction Consultant, as and to the extent certified to in the Construction Consultant's Report delivered under Section 3.4.8, and to the Majority of the Arrangers (it being acknowledged that the level of detail of the Phase II Project Budget shall be commensurate with the state of completion of the Plans and Specifications relating to the Phase II Project). The Phase II Project Budget shall include a total contingency of at least $40,000,000 (including the amounts required to be on deposit in the Completion Guaranty Deposit Account under Section 5.1.3). On the Phase II Approval Date, the budget delivered under this Section shall be deemed to be Exhibit F-4.

             3.4.3 Phase II Project Schedule and Schedule of Key Dates. Delivery to the Disbursement Agent, the Arrangers and the Construction Consultant of a schedule for construction and completion of the Phase II Project in a format substantially similar to the Phase I Project Schedule (as amended from time to time in accordance with the terms hereof, the "Phase II Project Schedule") which demonstrates that the Phase II Opening Date will occur before the Phase II Scheduled Opening Date and the Phase II Completion Date will occur on or before the Phase II Scheduled Completion Date and which is otherwise reasonably satisfactory to the Construction Consultant, as certified to in the Construction Consultant's report delivered under Section 3.4.8, and to the Majority of the Arrangers. On the Phase II Approval Date, the schedule delivered under this Section shall be deemed to be Exhibit G-2.

             3.4.4 Third Party Consents. Delivery to the Disbursement Agent and the Arrangers of Consents from each of the Phase II Major Contractors and the Phase II Major Architects with respect to the Phase II Project, each substantially in the form of Exhibit P or otherwise in form and substance reasonably satisfactory to the Majority of Arrangers.

             3.4.5 Utility Availability. The Construction Consultant shall have become reasonably satisfied, as certified in the updated report delivered pursuant to Section 3.4.8, that arrangements, which are reflected accurately in the Phase II Project Budget, shall have been or will be made under the Material Project Documents or otherwise on commercially reasonable terms for the provision of all utilities necessary for the construction, operation and maintenance of the Phase II Project as contemplated by the Operative Documents and the Final Plans and Specifications.

             3.4.6 Phase II Plans and Specifications. The Company shall have delivered to the Construction Consultant Plans and Specifications for the Phase II Project consistent with the minimum standards for the Phase II Project set forth on Exhibit V-2 and otherwise in form and substance reasonably satisfactory to the Construction Consultant, as certified to in the Construction Consultant's report delivered pursuant to Section 3.4.8, and to the Majority of the Arrangers. Subject to approval of the finalized Plans and Specifications for the Phase II Project by the proper Governmental Authorities, such Plans and Specifications for the Phase II Project shall constitute Final Plans and Specifications.

             3.4.7 Contracts for Phase II Project. (i) The Company shall have executed the Phase II Primary Construction Contract and other guaranteed maximum price Contracts in respect of fifty percent (50%) of the total costs reflected in the Phase II Project Budget, (ii) if the Phase II Primary Construction Contract is not a "design/build" agreement, the Company shall have executed the Phase II Architect's Agreement for the Phase II Project and (iii) copies of all such Contracts shall have been delivered to the Construction Consultant. Each such Contract shall provide that the effectiveness of such Contract shall be contingent upon the occurrence of the Phase II Approval Date hereunder. The Company shall have certified in the Company's Phase II Approval Date Certificate that such Contracts are consistent with the Phase II Project Budget, the Phase II Project Schedule and the Final Plans and Specifications for the Phase II Project.

             3.4.8 Updated Consultant Certificates and Reports. Each of the Arrangers and the Disbursement Agent shall have received an updated Construction Consultant's Report in form and substance reasonably satisfactory to the Majority of the Arrangers which will address (i) construction progress and Project Costs spent during the period from the Closing Date through the Phase II Approval Date, (ii) the Final Plans and Specifications that have been completed through such period to the extent not theretofore delivered and (iii) the other Phase II Deliverables relating to construction of the Phase II Project.

             3.4.9 Completion Guaranty Deposit Account. If the Phase I Substantial Completion Date has previously occurred, then the Completion Guaranty Deposit Account shall on the Phase II Approval Date have a balance in an amount equal to at least Thirty Million Dollars ($30,000,000).

             3.4.10 Project Costs Incurred To Date. The Company shall have substantiated (a) to the Construction Consultant's reasonable satisfaction (as certified to in the Construction Consultant's report delivered pursuant to
Section 3.4.8) that the amounts previously drawn by the Company under Section
3.3 to pay Hard Costs relating to the Phase II Project have, in fact, been used to pay Hard Costs allocated to the Phase II Project in accordance with the Phase II Project Budget and (b) to the Disbursement Agent's reasonable satisfaction that the amounts previously drawn by the Company under Section 3.3 to pay Soft Costs relating to the Phase II Project have, in fact, been used to pay Soft Costs allocated to the Phase II Project in accordance with the Phase II Project Budget.

             3.4.11 Permits. The Company shall have delivered to the Disbursement Agent, the Arrangers and the Construction Consultant a schedule of material Permits that are required or will become required under existing Legal Requirements by any Loan Party or any Contractor for the ownership, development, construction, financing or operation of the Phase II Project in form and substance reasonably satisfactory to the Construction Consultant, as certified to in the Construction Consultant's Report delivered pursuant to
Section 3.4.8. On the Phase II Approval Date, the schedule delivered under this Section shall be deemed to be Exhibit J-2 without any further consent of any party hereto.

             3.4.12 Projections. The Company shall have delivered to the Disbursement Agent and the Arrangers updated Projections for the seven year period following the Closing Date consistent with the Projections delivered under Section 3.1.8 or otherwise in form and substance satisfactory to the Majority of the Arrangers.

             3.4.13 Real Estate Appraisals. If applicable law or banking regulations require a FIRREA appraisal in connection with the approval of the Phase II Project (in addition to the appraisal provided by the Company on the Closing Date under Section 3.1.30), then the Bank Agent shall have received such an appraisal from an independent real estate appraiser in form and substance satisfactory to the Bank Agent.

         3.5 NO WAIVER OR ESTOPPEL.

             3.5.1 The occurrence of the Closing Date and making of any Advance hereunder shall not preclude any Funding Agent from later asserting that (and enforcing any remedies it may have if) any representation, warranty or certification made or deemed made by the Company in connection with such Advance was not true and accurate in all material respects when made. No course of dealing or waiver by any Funding Agent or Secured Party in connection with any condition precedent to any Advance under this Agreement or any Facility Agreement shall impair any right, power or remedy of any such Funding Agent or Secured Party with respect to any other condition precedent, or be construed to be a waiver thereof; nor shall the action of any Funding Agent or Secured Party in respect of any Advance affect or impair any right, power or remedy of any Funding Agent or Secured Party in respect of any other Advance.

             3.5.2 Unless the Company is otherwise notified by a Funding Agent or Secured Party and without prejudice to the generality of Section 3.5.1, the right of any Funding Agent or Secured Party to require compliance with any condition under this Agreement or its respective Facility Agreement which may be waived by such Funding Agent or Secured Party in respect of any Advance is expressly preserved for the purpose of any subsequent Advance.

             3.6 WAIVER OF CONDITIONS. The Bank Agent (acting under the Bank Credit Agreement) shall be entitled to waive the conditions precedent under Sections 3.2 and 3.3 with respect to Advances under the Bank Credit Facility and from the Company's Funds Account or the 2014 Notes Proceeds Account without the 2014 Notes Indenture Trustee's consent or the consent of any other Person; provided, however that the Bank Agent shall not be entitled to waive the funding allocation between the 2014 Notes Proceeds Account and the Bank Credit Facility set forth in Section 2.4.1 (clause second). Until such time as the 2014 Notes Proceeds Account is exhausted, the 2014 Notes Indenture Trustee (acting under the 2014 Notes Indenture) shall be entitled to waive the conditions precedent under Sections 3.2 or 3.3 with respect to Advances from the 2014 Notes Proceeds Account without the Bank Agent's or the Bank Lenders' consent.

         3.7 SPECIAL PROCEDURES REGARDING REIMBURSEMENTS TO COMPANY AND ITS AFFILIATES.

             3.7.1 Previously Paid Project Costs. If, at any time and from time to time, the Company shall be unable to satisfy the conditions precedent to the initial Advance or any subsequent Advance set forth in Sections 3.2 or 3.3 for any reason other than as a result of the Projects not being In Balance, the Company shall be entitled to allow Affiliates of the Company (other than any Loan Party) to pay Project Costs then due and owing with respect to a particular Project (which payment shall be deemed to be an additional equity contribution by such Affiliate to the Company) and to later reimburse such Affiliates for the payments of such Project Costs (which reimbursement may take the form of a distribution to such Affiliate) from the Funding Sources at the time (if any) that the Company is able to satisfy the conditions precedent to Advances set forth in Sections 3.2 or 3.3, as applicable.

             3.7.2 Loss Proceeds. If, at any time:

                   (a) an Event of Loss occurs that causes the Projects to no longer be In Balance, and

                   (b) as a result thereof, and in order to cause the Projects to be In Balance pending receipt of any Loss Proceeds in connection with such Event of Loss and the deposit of such Loss Proceeds into the Company's Funds Account, any Affiliate of the Company (other than any Loan Party) deposits or causes to be deposited additional equity contributions into the Company's Funds Account, then, upon deposit of Loss Proceeds in respect of such Event of Loss into the Company's Funds Account and so long as no Potential Event of Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, the Company shall be entitled to submit a request for an Advance (in form and substance, and with such attachments, certificates and exhibits, as reasonably requested by the Disbursement Agent) requesting an Advance to be used to make a reimbursement to such Affiliate (which reimbursement may take the form of a distribution to such Affiliate) in an amount equal to the lesser of (i) the amount of the Loss Proceeds received and deposited into the Company's Funds Account and (ii) the amount of such additional cash equity contribution deposited into the Company's Funds Account. Such Advance shall be made for such purpose so long as the Company satisfies the conditions precedent set forth in Section 3.2 or 3.3, as applicable.

         3.8 CLOSING DATE TRANSACTIONS. For purposes of this Agreement, so long as the Closing Transactions occur prior to, concurrently with, or immediately after the Closing, the implementation of such Closing Transactions shall be deemed to have occurred immediately prior to the Closing and shall not constitute a breach or violation of any representation or covenant set forth in this Agreement.

                                  ARTICLE 4.
                        - REPRESENTATIONS AND WARRANTIES
                        --------------------------------

         The Company makes all of the following representations and warranties to and in favor of each Funding Agent (so long as such Funding Agent is a party hereto), the Lenders and the Disbursement Agent as of the Closing Date and the date of each Advance, except as such representations relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). All of these representations and warranties shall survive the Closing Date and the Advances until, with respect to each Funding Agent and the Lenders, the Obligations under such Funding Agent's and Lenders' respective Facilities have been repaid in full in immediately available funds and their respective Facility Agreements and the other respective Financing Agreements and the commitments thereunder have terminated. The following representations and warranties are made (i) as to the Phase I Project prior to the Phase I Final Completion Date only and (ii) as to the Phase II Project, after the Phase II Approval Date.

         4.1 PERMITS. There are no material Permits that are required or will become required under existing Legal Requirements by any Loan Party or any Contractor for the ownership, development, construction, financing or operation of the Projects, other than: (a) with respect to the Phase I Project, the Permits described in Exhibit J-1 and (b) with respect to the Phase II Project, from and after the Phase II Approval Date, Exhibit J-2. Exhibit J-1 and, from and after the Phase II Approval Date, the Permits described in Exhibit J-2 accurately state the stage in construction by which each such Permit is required to be obtained. Each material Permit described in Exhibit J-1 and, from and after the Phase II Approval Date, Exhibit J-2, as required to be obtained by the date that this representation is deemed to be made is in full force and effect and is not at such time subject to any appeals or further proceedings or to any unsatisfied condition (that is required to be satisfied by the date that this representation is deemed to be made) that could reasonably be expected to materially and adversely modify any material Permit, to revoke any material Permit, to restrain or prevent the construction or operation of the Projects or otherwise impose adverse conditions on the Projects or the financing contemplated under the Financing Agreements. Each material Permit described in Exhibit J-1 and, from and after the Phase II Approval Date, Exhibit J-2, as not required to have been obtained by the date that this representation is deemed to be made (other than Gaming/Liquor Licenses and any massage or second-hand dealer licenses to be issued by Clark County) is of a type that is routinely granted on application and compliance with the conditions for issuance. The Company has no reason to believe that any material Permit so indicated will not be obtained before it becomes necessary for the ownership, development, construction, financing or operation of the Projects or that obtaining such Permit will result in undue expense or delay. Neither the Company nor any of its Affiliates are in violation of any condition in any Permit the effect of which could reasonably be expected to have a Material Adverse Effect. Exhibit J-1 and Exhibit J-2 may be updated from time to time by the Company in response to changes in Legal Requirements and such updates shall be effective upon the delivery of such updated exhibits to the Disbursement Agent and the Construction Consultant.

         4.2 IN BALANCE REQUIREMENT. As of each Advance Date the Projects are In Balance.

         4.3 SUFFICIENCY OF INTERESTS AND PROJECT DOCUMENTS.

             4.3.1 The Company owns the Site and the Site Easements (other than the Mortgaged Property encumbered or to be encumbered by Wynn Golf and Wynn Sunrise) in fee simple. The Company has a valid leasehold estate or easement interest, as the case may be, in the portions of the Site described in the Affiliate Real Estate Agreements. Except as permitted by the Bank Credit Agreement and the 2014 Notes Indenture, Wynn Golf owns the Golf Course Land (including the Home Site Land and the Wynn Home Site) and the Golf Course Land Easements in fee simple and Wynn Sunrise owns the Wynn Sunrise Land and Wynn Sunrise Easements in fee simple.

             4.3.2 Each of the Funding Agents has received a true, complete and correct copy of each of the Material Project Documents in effect or required to be in effect as of the date this representation is made or deemed made (including all exhibits, schedules, material side letters and material disclosure letters referred to therein or delivered pursuant thereto, if any). A list of (a) all Project Documents that are Contracts and (b) all other Material Project Documents, in each case, that have been entered into as of the Closing Date and are necessary to the construction or operation of the Phase I Project (excluding Contracts entered into in the ordinary course of business for services or materials that are easily obtained from replacement contractors or vendors on similar terms and any Project Document with a total contract amount or value of less than $15,000,000) is attached hereto as Exhibit Q-5. Each representation and warranty of (a) each Loan Party set forth in Article 4 hereof or in any of the other Financing Agreements shall be true and correct in all material respects as if made on the Closing Date (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), (b) each Loan Party set forth in each Material Project Document was true and correct in all material respects on the date made in the applicable documents and (c) to the Company's knowledge, each Major Project Participant (other than any Loan Party) set forth in any of the Material Project Documents was true and correct in all material respects on the date made in the applicable document, unless the failure of any such representation and warranty referred to in clauses (b) or (c) to be true and correct could not reasonably be expected to have a Material Adverse Effect.

             4.3.3 All conditions precedent to the obligations of the respective parties (other than the Company) under the Material Project Documents have been satisfied, except for immaterial conditions waived by the Loan Parties and except for such conditions precedent which by their terms cannot be met until a later stage in the construction or operation of the Projects, and the Company has no reason to believe that any such condition precedent the failure to satisfy which could reasonably be expected to have a Material Adverse Effect cannot be satisfied on or prior to the appropriate stage in the development, construction or operation of the Projects.

         4.4 PROJECT BUDGET; SUMMARY ANTICIPATED COST REPORT.

             4.4.1 The Phase I Project Budget (a) is, to the Company's knowledge as of the Closing Date, based on assumptions believed by the Company to be reasonable at the time made as to all legal and factual matters material to the estimates set forth therein, (b) as of the Closing Date is consistent with the provisions of the Operative Documents in all material respects, (c) has been prepared in good faith and with due care, (d) as of the Closing Date sets forth, for each Line Item Category, the total costs reasonably anticipated to be incurred to achieve the Phase I Opening Date on or before the Phase I Scheduled Opening Date, Phase I Substantial Completion on or before the Phase I Scheduled Substantial Completion Date, Completion of the entire Phase I Project (including the Entertainment Facility and the Fairway Villas) on or before the Phase I Scheduled Completion Date and Final Completion of the Phase I Project thereafter, (e) fairly represents the Company's expectation as to the matters covered thereby as of its date and (f) as of the Closing Date sets forth a total amount of Project Costs allocated to the Phase I Project, including contingencies, which is less than or equal to the Available Funds. On and after the Phase II Approval Date, the Phase II Project Budget (a) is, to the Company's knowledge as of the Phase II Approval Date, based on assumptions believed by the Company to be reasonable at the time made as to all legal and factual matters material to the estimates set forth therein, (b) as of the Phase II Approval Date is consistent with the provisions of the Operative Documents in all material respects, (c) has been and will be prepared in good faith and with due care, (d) as of the Phase II Approval Date sets forth, for each Line Item Category allocated to the Phase II Project, the total costs anticipated to be incurred to achieve the Phase II Opening Date on or before the Phase II Scheduled Opening Date, Completion of the Phase II Project on or before the Phase II Scheduled Completion Date and Final Completion of the Phase II Project thereafter, (e) fairly represents the Company's expectation as to the matters covered thereby as of its date and (f) as of the Phase II Approval Date sets forth a total amount of Project Costs for the Phase II Project, including contingencies, which is less than or equal to the Available Funds for the Phase II Project.

             4.4.2 The Construction Consultant has approved (such approval not to be unreasonably withheld) any discrepancies between (a) the aggregate anticipated costs to complete the work under a Primary Construction Contract set forth in the anticipated cost report to be provided (from time to time) by the applicable Primary Contractor to the Company and (b) the amount set forth in column I ("Anticipated Cost") of the "GMP Contract" Line Item Category with respect to the applicable Project in the Summary Anticipated Cost Report for such Project.

             4.4.3 The Summary Anticipated Cost Reports (as in effect from time to time) sets forth in column I ("Anticipated Cost") thereof:

                   (a) until the Phase I Opening Date, for the "Capitalized Interest and Commitment Fees" Line Item Category in respect of the Phase I Project Budget, the total amount of interest and commitment fees anticipated to be accrued on the Facilities through the anticipated Phase I Opening Date;

                   (b) until the Phase II Opening Date, for the "Capitalized Interest and Commitment Fees" Line Item Category in respect of the Phase II Project Budget, the total amount of interest and commitment fees anticipated to be accrued on the Facilities and allocated to the Phase II Project through the anticipated Phase II Opening Date;

                   (c) for each Line Item Category allocated to the Phase I Project and, from and after the Phase II Approval Date, the Phase II Project, an aggregate amount equal to the aggregate amount set forth for such Line Item Category in the applicable Project Budget then in effect;

                   (d) for each Line Item Category allocated to the Phase I Project (other than the "Phase I Construction Contingency" Line Item Category) and from and after the "Phase II Approval Date, the Phase II Project (other than the "Phase II Construction Contingency" Line Item Category), an amount no less than the total anticipated costs to be incurred by the Company from the commencement through the completion of the work contemplated by such Line Item Category, as determined by the Company and (i) with respect to Hard Costs, approved by the Disbursement Agent and the Construction Consultant (to the extent set forth in the Construction Consultant's Advance Certificate dated the date on which this representation is made or deemed made), and (ii) with respect to Soft Costs, approved by the Disbursement Agent; and

                   (e) (i) with respect to costs previously incurred, is true and correct in all material respects and (ii) with respect to costs anticipated to be incurred, is based upon good faith estimates and assumptions believed by Responsible Officers of the Company to be reasonable at the time made.

             4.4.4 The Anticipated Cost Reports (as in effect from time to time):

                   (a) sets forth in column I ("Anticipated Cost") thereof, for each Line Item other than any Line Items under the "Phase I Construction Contingency" Line Item Category and, from and after the Phase II Approval Date, any Line Items under the "Phase II Construction Contingency," an amount no less than the total anticipated costs to be incurred by the Company from the commencement through the completion of the work contemplated by such Line Item, as determined by the Company and (i) with respect to Hard Costs, approved by the Construction Consultant in the Construction Consultant's Advance Certificate dated the date on which this representation is made or deemed made and (ii) with respect to Soft Costs, approved by the Disbursement Agent;

                   (b) (i) with respect to costs previously incurred, is true and correct in all material respects and (ii) with respect to costs anticipated to be incurred, is based upon good faith estimates and assumptions believed by Responsible Officers of the Company to be reasonable at the time made; and

                   (c) accurately reflects, for each Line Item Category of the applicable Project Budget, the detail underlying the corresponding Summary Anticipated Cost Report with respect to each Line Item of such Line Item Category described therein.

             4.4.5 The total aggregate amount of Project Costs for the Phase II Project set forth in column I ("Anticipated Cost") of the Phase II Anticipated Cost Report (as in effect from time to time) does not exceed the limit set forth in Section 7.23 of the Bank Credit Agreement.

             4.4.6 Each Monthly Requisition Report (as in effect from time to time):

                   (a) sets forth in column D ("Revised Project Budget") thereof the amount allocated to each Line Item Category pursuant to the applicable Project Budget then in effect;

                   (b) (i) with respect to costs previously incurred, is true and correct in all material respects and (ii) with respect to costs anticipated to be incurred, is based upon good faith estimates and assumptions believed by Responsible Officers of the Company to be reasonable at the time made.

             4.5 PROJECT SCHEDULE. To the Company's knowledge, the Project Schedules accurately specify in summary form the work that the Company proposes to complete in each calendar quarter from the Closing Date through the Final Completion of each Project, all of which are reasonably expected to be achieved.

         4.6 PLANS AND SPECIFICATIONS. The Plans and Specifications (a) are, to the Company's knowledge as of the Closing Date with respect to the Phase I Project and, to the Company's knowledge, from and after the Phase II Approval Date with respect to the Phase II Project, based on assumptions believed by the Company to be reasonable at the time made as to all legal and factual matters material thereto, (b) are, and except to the extent permitted under Sections 6.1 and 6.2 will be from time to time, consistent with the provisions of the Operative Documents in all material respects and (solely with respect to the Phase I Project) with the "Premises and Assumptions" (as defined in the Phase I Primary Construction Contract), (c) have been prepared in good faith with due care and (d) fairly represent the Company's reasonable expectation as to the matters covered thereby. The Final Plans and Specifications as and when prepared (i) have been prepared in good faith with due care and (ii) are accurate in all material respects and fairly represent the Company's expectation as to the matters covered thereby.

                                  ARTICLE 5.
                            - AFFIRMATIVE COVENANTS
                            -----------------------

         The following covenants are made (i) as to the Phase I Project prior to the Phase I Final Completion Date only and (ii) as to the Phase II Project, after the Phase II Approval Date only; provided, however, that the covenants set forth in Section 5.1.1, 5.1.2 and 5.14 shall apply as to the Phase II Project prior to and after the Phase II Approval Date. Subject to the preceding sentence, the Company covenants and agrees, with and for the benefit of the Bank Agent, and, until the 2014 Notes Proceeds Account has been Exhausted, the 2014 Notes Indenture Trustee, the Lenders and the Disbursement Agent that it shall

         5.1 USE OF PROCEEDS.

             5.1.1 Proceeds. Deposit or cause to be deposited into the Company's Funds Account the amounts required to be deposited therein by the Company pursuant to Section 2.2.1.

             5.1.2 Project Costs. Apply all proceeds described in Section 5.1.1 above and all other amounts received by the Company and/or deposited in the Company Accounts only to pay Project Costs, reimburse Affiliates to the extent permitted by this Agreement or pay the Obligations, in each case in accordance with the terms of this Agreement.

             5.1.3 Completion Guaranty Deposit Account. This Section 5.1.3 shall only apply from and after the Phase II Approval Date and shall not be applicable should the Phase II Approval Date not occur on or before the Phase II Revolving Commitment Sunset Date. On the Phase I Substantial Completion Date (if the Phase II Approval Date shall have previously occurred) or on the Phase II Approval Date (if such date occurs after the Phase I Substantial Completion
Date), the Company shall cause the amount on deposit in the Completion Guaranty Deposit Account to equal at least Thirty Million Dollars ($30,000,000) for utilization with respect to the Phase II Project pursuant to Section 5.5.3(c).

             5.1.4 Excess Cash Flows. This Section 5.1.4 shall only apply from and after the Phase II Approval Date and shall not be applicable should the Phase II Approval Date not occur on or before the Phase II Revolving Commitment Sunset Date.

                   (a) (i) Within three (3) Banking Days after the end of each calendar quarter occurring from and after the Phase I Opening Date and prior to the Phase II Final Completion Date, deposit or cause to be deposited into the Company's Funds Account an amount at least equal to the lesser of: (x) the amount shown under the column "Excess Cash Flow" for such calendar quarter in the Phase I Projected Excess Cash Flow Schedule and (y) the amount required for the Projects to be In Balance.

                   (b) In the event the actual "Excess Cash Flow" (as such term is defined in the Bank Credit Agreement) generated by the Phase I Project in any two consecutive full calendar quarters (the second such quarter being referred to herein as the "Second Shortfall Quarter") from and after the Phase I Opening Date and prior to the Phase II Final Completion Date is less than the aggregate amount shown under the column "Excess Cash Flow" for such calendar quarters, then the Company shall immediately notify the Bank Agent of such shortfall and no later than thirty (30) days after the end of the second shortfall quarter, submit to the Bank Agent a revised Phase I Excess Cash Flow Schedule reflecting the Bank Agent's reasonable expectations (after consultation with the Company and after taking into consideration, among other things, the prior performance of the Phase I Project) for the generation of Excess Cash Flow by the Phase I Project from such date through the Phase II Final Completion Date. Such revised schedule shall thereafter be deemed to be the "Phase I Projected Excess Cash Flow Schedule" for purposes of this Agreement without any further consent of any party hereto.

             5.2 DILIGENT CONSTRUCTION OF THE PROJECTS. Take or cause to be taken all action, make or cause to be made all contracts and do or cause to be done all things necessary to construct the Projects diligently in accordance with the Primary Construction Contracts, the Final Plans and Specifications and the other Operative Documents (except for delays caused by any Event of Force Majeure).

             5.3 REPORTS; COOPERATION. Deliver to the Funding Agents, the Construction Consultant and the Disbursement Agent together with each month's Advance Request (or if no Advance Request is submitted during any calendar month, within twenty (20) days following the end of such calendar month):

                   (a) a monthly status report describing in reasonable detail the progress of the construction of the Projects since the immediately preceding report hereunder, including without limitation, the cost incurred to the end of such month allocated between the Phase I Project and the Phase II Project, an estimate of the time and cost required to complete each Project and such other information which any Funding Agent or the Disbursement Agent may reasonably request including information and reports reasonably requested by the Construction Consultant;

                   (b) a monthly status report describing in reasonable detail the progress of the leasing activities with respect to the Projects, if any, and all leases, if any, that have been entered into since the immediately preceding report hereunder;

                   (c) all progress reports provided by each Contractor pursuant to the Material Construction Agreements and such additional information as the Bank Agent or the Disbursement Agent may reasonably request; and

                   (d) copies of any applicable bailee or Lien waivers delivered pursuant to Section 5.13.1.3 of the Phase I Primary Construction Contract or any similar provision of the Phase II Primary Construction Contract.

         5.4 NOTICES. Promptly, upon an officer of the Company acquiring notice or giving notice, or upon an officer of the Company obtaining knowledge thereof, as the case may be, provide to the Disbursement Agent, the Construction Consultant and the Funding Agents written notice of:

             5.4.1 Any Event of Default or Potential Event of Default of which it has knowledge, specifically stating that an Event of Default or Potential Event of Default has occurred and describing such Event of Default or Potential Event of Default and any action being taken or proposed to be taken with respect to such Event of Default or Potential Event of Default.

             5.4.2 Any event, occurrence or circumstance which reasonably could be expected to cause the Projects to not be In Balance or render the Company incapable of, or prevent the Company from (a) achieving the Phase I Opening Date on or before the Phase I Scheduled Opening Date, (b) achieving Phase I Substantial Completion on or before the Phase I Scheduled Substantial Completion Date, (c) achieving Completion of the entire Phase I Project (including the Entertainment Facility and the Fairway Villas) on or before the Phase I Scheduled Completion Date, (d) achieving the Phase II Opening Date on or before the Phase II Scheduled Opening Date, (e) achieving the Completion of the Phase II Project on or before the Phase II Scheduled Completion Date, or
(f) meeting any material obligation of the Company under the Primary Construction Contracts or the other Material Project Documents as and when required thereunder.

             5.4.3 Any termination or event of default or notice thereof under any Material Project Document or any notice under Nevada Revised Statutes
Section 624.610 issued by any Contractor.

             5.4.4 Any change in the Responsible Officers of the Company, and such notice shall include a certified specimen signature of any new officer so appointed and, if requested by any Funding Agent or the Disbursement Agent, satisfactory evidence of the authority of such new Responsible Officer.

             5.4.5 Any proposed material change in the nature or scope of the Projects or the business or operations of the Company.

             5.4.6 Any notice of any schedule delay delivered under the Primary Construction Contracts and all remedial plans and updates thereof.

             5.4.7 Any other event or development which could reasonably be expected to have a Material Adverse Effect.

             5.4.8 "Substantial Completion" or "Final Completion" certificates or notices thereof delivered under any Material Project Document.

         5.5 CERTAIN TRANSFERS FROM COMPANY ACCOUNTS.

             5.5.1 Event of Default; Bankruptcy. (a) Upon the request of the Collateral Agent following the occurrence of an Event of Default, (b) immediately upon the dissolution, liquidation or Bankruptcy of the Completion Guarantor or (c) upon the request of the Collateral Agent following the occurrence of a breach by the Completion Guarantor of any of its covenants and agreements under the Completion Guaranty, cause the Completion Guarantor to instruct the Disbursement Agent to transfer to the Company's Funds Account from the Completion Guaranty Deposit Account an amount equal to the amount of funds then on deposit in the Completion Guaranty Deposit Account. In the event that the Completion Guarantor fails to so instruct, the Disbursement Agent shall be entitled to transfer such funds from the Completion Guaranty Deposit Account to the Company's Funds Account, which transfer shall be deemed to be a dividend by the Completion Guarantor to the Company. In the event that after the transfer of such funds, such Event of Default or breach by the Completion Guarantor is cured or waived, and the Company obtains additional Advances hereunder, such funds shall be returned to the Completion Guaranty Deposit Account (minus any portion of such funds that has been expended prior to the date such Event of Default or breach is cured or waived) and shall be treated as a capital contribution by the Company in the Completion Guarantor.

             5.5.2 Contingencies. At such times, if ever, as the Projects shall not be In Balance, the Company shall deposit or cause to be deposited in the Company's Funds Account in cash, funds (other than from the Completion Guaranty Deposit Account or the Project Liquidity Reserve Account) in an amount that would cause the Projects to be In Balance.

             5.5.3 Completion Guaranty Deposit Account; Project Liquidity Reserve Account.

                   (a) At such times, if ever, as no other source of funds is available to the Company for the timely payment of Project Costs allocated to a particular Project in the applicable Project Budget, the Company shall, to the extent permitted to do so pursuant to Section 5.5.3(b) or Section 5.5.3(c), instruct the Disbursement Agent to transfer from the Completion Guaranty Deposit Account and/or the Project Liquidity Reserve Account to the Disbursement Account funds in the amount required to timely pay all Project Costs then due and payable. The Company shall not apply any funds on deposit in the Completion Guaranty Deposit Account or the Project Liquidity Reserve Account except as permitted in Sections 5.5.1, 5.5.3(b), 5.5.3(c) and 5.14.2 and (solely with respect to the Project Liquidity Reserve Account) Section 2.2.8.

                   (b) The Company may withdraw funds from the Completion Guaranty Deposit Account and/or Project Liquidity Reserve Account for the sole purpose of transferring such funds to the Disbursement Account to be Advanced to pay Project Costs related to the Phase I Project first, from the Completion Guaranty Deposit Account, and second, when no funds remain in the Completion Guaranty Deposit Account, from the Project Liquidity Reserve Account but only if the following condition shall have been satisfied:

                   The amount of funds withdrawn shall not exceed $80,000,000 amortized from and after the Closing Date at a rate such that, from time to time:

                           (A)  the ratio of:
                                -------------
                                (x) the amortized portion of the $80,000,000 to
                                (y) $80,000,000 shall equal                  --
                                                -----------

                           (B)  the ratio of:
                                -------------
                               (x) Hard Costs incurred since the date
construction of the Phase I Project commenced in accordance with the Phase I Project Budget and allocated to the following Line Item Categories with respect to the Phase I Project: "GMP Contract," "Interior Furnishings/Signage/Electronic Systems," "Miscellaneous Capital Projects," "Golf Course" and "Parking Garage" to
                                   --
                               (y) the total amount of Hard Costs set forth in
the Phase I Project Budget (as then in effect) under the following Line Item Categories allocated to the Phase I Project: "GMP Contract," "Interior Furnishings/Signage/Electronic Systems," "Miscellaneous Capital Projects," "Golf Course" and "Parking Garage"; and

                   (c) From and after the Phase II Fifty Percent Completion Date, the Company may withdraw any funds from the Completion Guaranty Deposit Account for the sole purpose of transferring such funds to the Company's Funds Account to be Advanced thereafter to pay Project Costs related to the Phase II Project but only if the following condition shall have been satisfied:

                      The amount of funds withdrawn shall not exceed $30,000,000 amortized from and after the Phase II Fifty Percent Completion Date at a rate such that, from time to time:

                           (A)  the ratio of:
                                -------------
                                (x) the amortized portion of the $30,000,000 to
                                (y) $30,000,000 shall equal                  --
                                                -----------

                           (B)  the ratio of:
                                -------------
                               (x) Hard Costs incurred from and after the Phase
II Fifty Percent Completion Date in accordance with the Phase II Project Budget (excluding Hard Costs allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant) to
                                                                     --
                               (y) fifty percent (50%) of the total amount of
Hard Costs set forth in the Phase II Project Budget (as then in effect) (excluding Hard Costs allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant).

         5.6 MATERIAL PROJECT DOCUMENTS AND PERMITS. Deliver to the Disbursement Agent, the Funding Agents and the Construction Consultant promptly, but in no event later than twenty (20) days after the receipt thereof by the Company, copies of (a) all Material Project Documents and Permits described on Exhibit J-1 or J-2 that are obtained or entered into by the Company or any other Loan Party after the Closing Date and (b) any material amendment, supplement or other material modification to any Permit received by the Company or any other Loan Party after the Closing Date.

         5.7 STORAGE REQUIREMENTS FOR OFF-SITE MATERIALS AND DEPOSITS. Cause all Unincorporated Materials to be stored and identified in a manner that would satisfy the conditions set forth in clauses (a) through (j) of Section 3.2.19 in all material respects.

         5.8 PLANS AND SPECIFICATIONS. Provide to the Disbursement Agent and the Construction Consultant copies of, and maintain at the Site, a complete set of Final Plans and Specifications, as in effect from time to time.

         5.9 PAYMENT AND PERFORMANCE BONDS. Cause (a) the Phase I Primary Contractor to provide a Payment and Performance Bond to secure its obligations under the Phase I Primary Construction Contract; (b) the Phase I Primary Contractor to cause each Subcontractor (working under a Subcontract in effect on the Closing Date with a total contract amount or value of more than $25,000,000) to provide a Payment and Performance Bond to secure its obligations under its respective Subcontract; (c) the Phase II Primary Contractor to, within the later of: (i) ten (10) days after execution of the Phase II Primary Construction Contract and (ii) the date construction of the Phase II Project commences, provide a Payment and Performance Bond to secure its obligations under the Phase II Primary Construction Contract; and (d) each Phase II Primary Contractor to cause each Subcontractor (working under a Subcontract with a total contract amount or value of more than $25,000,000), within fifteen (15) calendar days after execution of its Subcontract, to provide a Payment and Performance Bond to secure its obligations under its respective Subcontract. Each such Payment and Performance Bond shall name the Collateral Agent as additional obligee and shall be in substantially the form of Exhibit O hereto or as otherwise approved by the Disbursement Agent. Promptly after receipt thereof, deliver the originals of each such Payment and Performance Bonds to the Disbursement Agent with a copy to the Construction Consultant.

         5.10 RETAINAGE AMOUNTS. Withhold from each Contractor performing labor at the Site (excluding the Phase I Parking Structure Contractor and any other Contractor reasonably approved by Disbursement Agent (in consultant with the Construction Consultant)), and cause each such Contractor to withhold from its first tier Subcontractors performing labor at the Site, a retainage equal to ten (10%) of each payment made to such Contractor or Subcontractor pursuant to its respective Contract or Subcontract; provided, however, that at such time as
(i) the applicable Contractor or Subcontractor shall have completed fifty percent (50%) of the work under its respective Contract or Subcontract and (ii) if a Payment and Performance Bond is required under Section 5.9 with respect to such Contract or Subcontract, the Company shall have obtained a "Consent of Surety to Reduction in or Partial Release of Retainage" (AIA form G707A) from the surety that issued such Payment and Performance Bond and delivered such consent to the Disbursement Agent with a copy to the Construction Consultant, then the retainage withheld may be reduced from ten (10%) percent to five (5%) percent of the contract value as adjusted by change orders, if any.

         5.11 CONSTRUCTION CONSULTANT.

              (a) Cooperate and use commercially reasonable efforts to cause the Project Architects, the Primary Contractors, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer, the Phase I Golf Course Contractor, the Phase II Major Architects and the Phase II Major Contractors to cooperate with the Construction Consultant in the performance of the Construction Consultant's duties hereunder and under the Construction Consultant Engagement Agreement. Without limiting the generality of the foregoing, the Company shall and shall use commercially reasonable efforts to cause the Project Architects, the Primary Contractors, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer, the Phase I Golf Course Contractor, the Phase II Major Architects and the Phase II Major Contractors to: (i) communicate with and promptly provide all invoices, documents, plans and other information reasonably requested by the Construction Consultant relating to the work, (ii) authorize any material subcontractors or subconsultants of any tier to communicate directly with the Construction Consultant regarding the progress of the work, (iii) provide the Construction Consultant with access to the Site and, subject to required safety precautions, the construction areas, (iv) solely in the case of the Primary Contractors, provide the Construction Consultant with reasonable working space and access to telephone, copying and telecopying equipment and (v) otherwise facilitate the Construction Consultant's review of the construction of the Projects and preparation of the certificates required hereby.

              (b) Pay or cause to be paid to the Construction Consultant out of the Advances made hereunder all amounts required hereunder and under the Construction Consultant Engagement Agreement.

              (c) In addition to any other consultation required hereunder, following the end of each quarter, upon the request of the Bank Agent, consult with the Bank Agent regarding any adverse event or condition identified in any report prepared by the Construction Consultant.

              (d) Deliver to the Construction Consultant, no less frequently \ than every thirty (30) days, the Phase I Anticipated Cost Report and, from and after the Phase II Approval Date, the Phase II Anticipated Cost Report, in each case, as in effect from time to time.

         5.12 GOVERNMENTAL AND ENVIRONMENTAL REPORTS. Deliver to the Funding Agents, the Disbursement Agent and the Construction Consultant copies of all material reports required to be filed by the Company with any Governmental Authority.

         5.13 INSURANCE. The Company shall, and shall cause each Loan Party to, at all times maintain in full force and effect the insurance policies and programs listed on Exhibit L. The Company shall have delivered to the Disbursement Agent (i) within 45 days after the Closing Date for each Contractor party to a Material Project Document in effect on the Closing Date and (ii) for any Material Project Document entered into after the Closing Date, within 45 days after execution of such Material Project Document, certified copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) which insurance shall, to the extent reasonably available, name the Disbursement Agent, the Collateral Agent, the Funding Agents and the Lenders as additional insureds.

         5.14 APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS.

              5.14.1 Event of Loss. If any Event of Loss shall occur with respect to a Project or any other asset of any Loan Party, the Company shall and shall cause each other Loan Party (a) promptly upon discovery or receipt of notice thereof to provide written notice thereof to the Disbursement Agent with respect to any Event of Loss over One Hundred Thousand Dollars ($100,000), and
(b) diligently to pursue all its rights to compensation against all relevant insurers, reinsurers and/or Governmental Authorities, as applicable, in respect of such event to the extent that the Company or such Loan Party has a reasonable basis for a claim for compensation or reimbursement, including, without limitation, under any insurance policy required to be maintained hereunder. All amounts and proceeds (including instruments) in respect of any Event of Loss, including the proceeds of any insurance policy required to be maintained by the Company hereunder (collectively, "Loss Proceeds") shall be applied as provided in this Section.

             5.14.2 Application of Loss Proceeds.

                    (a) Phase I Project. The Company shall direct that all
Loss Proceeds in respect of the Phase I Project at any time prior to the Phase I Substantial Completion Date in respect of such Project shall be paid by the insurers, reinsurers, Governmental Authorities or other payors directly to the Disbursement Agent for deposit in the Company's Funds Account. In the event that for a period of one hundred twenty (120) days after any such Loss Proceeds are deposited in the Company's Funds Account, the Company is not permitted pursuant to the terms hereof to obtain Advances of such Loss Proceeds to pay Project Costs allocated to the Phase I Project in the Phase I Project Budget, then the Company shall use all other such proceeds and funds on deposit in the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account to prepay the Loans and the 2014 Notes in accordance with the Bank Credit Agreement and the 2014 Notes Indenture, respectively, in each case, subject to the Intercreditor Agreement.

                    (b) Phase II Project. The Company shall direct that all Loss Proceeds in respect of the Phase II Project at any time prior to the Phase II Completion Date in respect of such Project shall be paid by the insurers, reinsurers, Governmental Authorities or other payors directly to the Disbursement Agent for deposit in the Company's Funds Account. In the event that for a period of one hundred twenty (120) days after any such Loss Proceeds are deposited in the Company's Funds Account, the Company is not permitted pursuant to the terms hereof to obtain Advances of such Loss Proceeds to pay Project Costs allocated to the Phase II Project in the Phase II Project Budget, then the Company shall use all other such proceeds and funds on deposit in the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account to prepay the Loans and the 2014 Notes in accordance with the Bank Credit Agreement and the 2014 Notes Indenture, respectively, in each case, subject to the Intercreditor Agreement.

             5.14.3 Loss Proceeds Received by Other Parties. If any Loss Proceeds required to be deposited into the Company's Funds Account under
Section 5.14.2 above are paid directly to the Company, any affiliate of the Company or any Funding Agent or Lender by any insurer, reinsurer, Governmental Authority, any landlord or grantor under the Affiliate Real Estate Agreements or such other payor, (i) such Loss Proceeds shall be received in trust for the Disbursement Agent, (ii) such Loss Proceeds shall be segregated from other funds of the Company or such other Person and (iii) the Company or such other Person shall pay (or, if applicable, the Company shall cause such of its affiliates to pay) such Loss Proceeds over to the Disbursement Agent in the same form as received (with any necessary endorsement) for deposit in the Company's Funds Account to be applied as provided in Section 5.14.2 above.

         5.15 COMPLIANCE WITH MATERIAL PROJECT DOCUMENTS. The Company shall comply, in all material respects, with its obligations, and enforce all of its respective rights under all Material Project Documents, except where the failure to comply or enforce such rights, as the case may be, could not reasonably be expected to have a Material Adverse Effect.

         5.16 UTILITY EASEMENT MODIFICATIONS. The Company shall diligently cause all utility or other easements that would interfere in any material respect with the construction or maintenance of the improvements contemplated with respect to the Projects to be removed as expeditiously as possible. In any event, the Company shall remove such easements before they interfere in any material respect with the prosecution of the work involved with the Phase I Project or the Phase II Project in accordance with the Project Schedules, and in any event, prior to the Phase I Opening Date (for easements affecting the Phase I Project) and prior to the Phase II Opening Date (for easements affecting the Phase II Project).

         5.17 CONSTRUCTION ON SITE. The Company shall construct (a) the Golf Course only on the Golf Course Land, (b) the Phase II Project only on the Phase II Land and (c) the Phase I Project (excluding the Golf Course) on the Site (excluding the Golf Course Land and the Phase II Land).

                                  ARTICLE 6.
                              - NEGATIVE COVENANTS
                              --------------------

         The following covenants are made (i) as to the Phase I Project prior to the Phase I Final Completion Date only and (ii) as to the Phase II Project, after the Phase II Approval Date only; provided, however, that the covenants set forth in Section 6.1.1, 6.4, 6.5 and 6.6 shall apply to the Phase II Project both prior to and after the Phase II Approval Date. Subject to the preceding sentence, the Company covenants and agrees, with and for the benefit of the Bank Agent, and, until the 2014 Notes Proceeds Account has been Exhausted, the 2014 Notes Indenture Trustee, the Lenders and the Disbursement Agent that it shall not:

         6.1 WAIVER, MODIFICATION, TERMINATION AND AMENDMENT OF PERMITS AND CONTRACTS. Enter into, amend, modify, terminate (except in accordance with its terms), supplement or waive a right or consent to the amendment, modification, termination (except in accordance with its terms), supplement or waiver of any of the provisions of, or give any consent under (a) any Permit, the effect of which could reasonably be expected to have a Material Adverse Effect, (b) the Construction Guaranty or any material Payment and Performance Bond without the consent of the Bank Agent (such consent not to be unreasonably withheld) unless it could not reasonably be expected to have an adverse effect on the Company or any Lender or (c) any other Contract, the effect of which could reasonably be expected to have a Material Adverse Effect; and then, in each case, only in accordance with the procedures set forth in Section 6.1.1 or 6.1.2 below, as applicable. Subject to the foregoing, the Company may:

             6.1.1 enter into Contracts consistent with the Final Plans and Specifications, the applicable Project Schedule and the applicable Project Budget, as each is in effect from time to time. Each such Contract shall be permitted so long as the Company shall have satisfied the following conditions:
(a) if entering into such Contract will result in an amendment to the Project Budget, the Company has complied with the requirements of Section 6.3; (b) if entering into such Contract will have the effect of a Scope Change, the Company has complied with the provisions of Section 6.2; (c) if entering into such Contract will cause the Project to fail to be In Balance, the Company has complied with the requirements of Section 5.5; (d) if a Payment and Performance Bond is required under Section 5.9 with respect to such Contract, the Company shall have obtained and delivered such Payment and Performance Bond to the Disbursement Agent within the time period required under Section 5.9; and (e) for Contracts relating to the Phase II Project with a total contract amount or value in excess of $100,000,000, the Majority of the Arrangers have approved such Contract (such approval not to be unreasonably withheld or delayed); and

             6.1.2 from time to time, amend any Contracts so long as (a) if such amendment will result in an amendment to the Project Budget, the Company has complied with the requirements of Section 6.3; (b) if such amendment will have the effect of a Scope Change, the Company has complied with the provisions of Section 6.2; (c) if such amendment will cause the Project to fail to be In Balance, the Company has complied with the requirements of Section 5.5; (d) the Company and the Contractor have executed and delivered the contract amendment (or, in the case of any amendment to a purchase order, such amendment shall have otherwise become enforceable against the Company and the Contractor thereunder); and (e) if a Payment and Performance Bond is required under
Section 5.9 with respect to such Contract after giving effect to the amendment, the Company shall have obtained the written consent of the surety that issued such Payment and Performance Bond to such amendment and delivered such consent to the Disbursement Agent with a copy to the Construction Consultant.

         6.2 SCOPE CHANGES; COMPLETION; DRAWINGS.

             6.2.1 Scope Changes. Without obtaining the Required Scope Change Approval, direct, consent to or enter into any Scope Change if such Scope
Change:

                   (a) will cause the Projects not to be In Balance;

                   (b) is not, in the reasonable judgment of (i) the Company (in the case of any De Minimis Scope Change) and (ii) the Construction Consultant (in the case of any Scope Change that is not a De Minimis Scope Change), consistent with the requirements of Exhibits V-1 and V-2;

                   (c) in the reasonable judgment of the (i) the Company (in the case of any De Minimis Scope Change) and (ii) the Construction Consultant (in the case of any Scope Change that is not a De Minimis Scope Change) (based on its experience, familiarity and review of the Projects and representations provided by the Company, the Contractors and Subcontractors), could reasonably be expected to delay the Phase I Opening Date beyond the Phase I Scheduled Opening Date, the Phase I Substantial Completion Date beyond the Phase I Scheduled Substantial Completion Date, the Phase I Completion Date beyond the Phase I Scheduled Completion Date, the Phase II Opening Date beyond the Phase II Scheduled Opening Date or the Phase II Completion Date beyond the Phase II Scheduled Completion Date;

                   (d) in the reasonable judgment of (i) the Company (in the case of any De Minimis Scope Change) and (ii) the Construction Consultant (in the case of any Scope Change that is not a De Minimis Scope Change), could reasonably be expected to result in any materially adverse modification of, or materially impair the enforceability of, any material warranty under any Material Construction Agreement;

                   (e) in the reasonable judgment of (i) the Company (in the case of any De Minimis Scope Change) and (ii) the Construction Consultant (in the case of any Scope Change that is not a De Minimis Scope Change), could reasonably be expected to present a significant risk of the revocation or material adverse modification of any material Permit;

                   (f) in the reasonable judgment of (i) the Company (in the case of any De Minimis Scope Change) and (ii) the Construction Consultant or the Project Architects (in the case of any Scope Change that is not a De Minimis Scope Change), could reasonably be expected to cause the Projects or any portion thereof not to comply with Legal Requirements in any material respect (provided that the Construction Consultant shall be entitled to determine that no violation of any Legal Requirement will occur on the basis of a certification by the Company to such effect unless the Construction Consultant is aware of any inaccuracies in such certification); or

                   (g) in the reasonable judgment of the Company could reasonably be expected to result in a material adverse modification, cancellation or termination of any insurance policy required to be maintained by the Company pursuant to Section 5.13.

             Prior to implementing any Scope Change (other than a De
Minimis Scope Change or the acceptance of non-conforming work), the Company shall comply with the provisions of Section 6.1. Prior to implementing any Scope Change (including a DeMinimis Scope Change but excluding the acceptance of non-conforming work) (x) under the Phase I Primary Construction Contract, the Company shall comply with Section 18.10.1 of the Phase I Primary Construction Contract (including obtaining the written consent of the surety under the Phase I Primary Contractors Payment and Performance Bond to such Scope Change) and (y) under any other Contract, as to which the Company is required to obtain a Payment and Performance Bond pursuant to Section 5.9, the Company shall obtain the written consent of the surety under the relevant Payment and Performance Bond to such Scope Change (if required under the applicable Payment and Performance Bond).

             6.2.2 Substantial and Final Completion. Accept (or be deemed to have confirmed) any notice of "Substantial Completion" or "Final Completion" of all or any portion of the Projects issued by any Contractor under any Material Construction Agreement (including, without limitation, Sections 12.1 and 12.2 of the Phase I Primary Construction Contract) without the written approval of the Construction Consultant and the Project Architects (provided that the Construction Consultant and Project Architects shall act with due diligence and as promptly as possible in making their determination to approve or disapprove and the Disbursement Agent shall instruct the Construction Consultant to approve such notice if the conditions to "Substantial Completion" or "Final Completion" set forth in such Material Construction Agreement have been satisfied).

             6.2.3 Reduction of Retainage Amounts. Reduce the level of Retainage Amounts withheld pursuant to Section 5.6 of the Phase I Primary Construction Contract.

             6.2.4 Failure to Withhold Retainage Amounts. Fail to retain as Retainage Amounts pursuant to Section 5.7 of the Phase I Primary Construction Contract a sum equal to at least one hundred and fifty percent (150%) of the costs reasonably estimated by the Company (and confirmed by the Construction Consultant) as necessary to complete "Punch List Items" (as defined in the Phase I Primary Construction Contract) unless such retention is not permitted under applicable laws.

             6.2.5 Acceptance of Non-Conforming Work. Knowingly accept any non-conforming "Work" (as defined in the Phase I Primary Construction Contract) pursuant to Section 10.9 of the Phase I Primary Construction Contract unless the Company shall have complied with the requirements of Section 6.2.1.

             6.2.6 Approval of the Schedule of Values. (a) Approve any change, modification or supplement to the "Schedule of Values" in effect on the Closing Date for the Phase I Project pursuant to Section 5.1 of the Phase I Primary Construction Contract or approve the initial "Schedule of Values" (or comparable provision) for the Phase II Project under the Phase II Primary Construction Contract, or any change, modification or supplement thereto, without, in each case, the consent of the Construction Consultant or (b) fail to direct any Primary Contractors to adjust the Schedule of Values for any portion of the Projects as contemplated in the last sentence of Section 5.1 of the Phase I Primary Construction Contract or any similar provision of the Phase II Primary Construction Contract as and when required by the Construction Consultant.

             6.2.7 Increase in Contractor's Fee. Accept or agree to any increase in the "Contractor's Fee" (as defined in the Phase I Primary Construction Contract) for any reason, except to the extent required pursuant to Section 18.5.2 of the Phase I Primary Construction Contract.

         6.3 PROJECT BUDGET AND PROJECT SCHEDULE AMENDMENT. Amend, modify, allocate, re-allocate or supplement or consent to the amendment, modification, allocation, re-allocation or supplementation of, any of the Line Item Categories or other provisions of the Project Budgets or modify or extend the Phase I Scheduled Opening Date, the Phase I Scheduled Substantial Completion Date, the Phase I Scheduled Completion Date, the Phase II Scheduled Opening Date or the Phase II Scheduled Completion Date, except as follows:

             6.3.1 Permitted Budget Amendments.

                   (a) Concurrently with the implementation of any Scope Change, the Company shall submit a Project Budget/Schedule Amendment Certificate and amend the applicable Project Budget in accordance with the provisions of Section 6.3.1(c) to the extent necessary so that the amount set forth therein for each Line Item Category shall reflect all Scope Changes that have been made to such Line Item Category.

                   (b) The Company may from time to time amend the Project Budgets in accordance with the provisions of Section 6.3.1(c) in order to increase, decrease or otherwise reallocate amounts allocated to specific Line Item Categories.

                   (c) (i) The Company shall implement any amendment to the Project Budgets by delivering to the Disbursement Agent a Project Budget/Schedule Amendment Certificate together with all exhibits, attachments and certificates required thereby, each duly completed and executed. Such Project Budget/Schedule Amendment Certificate shall describe with particularity the Line Item Category increases, decreases, contingency allocations, and other proposed amendments to the Project Budgets.

                       (ii) Increases to the aggregate amount budgeted for any Line Item Category allocated to any particular Project in the applicable Project Budget will only be permitted to the extent of (A) allocation of Realized Savings obtained in a different Line Item Category, (B) allocation of the previously unallocated amounts under the "Construction Contingency" Line Item Category for such Project (so long as after giving effect to such allocation the Unallocated Phase I Contingency Balance will equal or exceed the Required Phase I Minimum Contingency and the Unallocated Phase II Contingency Balance will equal or exceed the Required Phase II Minimum Contingency) or (C) allocation of an increase in Available Funds including additional funds deposited in the Company's Funds Account.

                       (iii) Decreases to any Line Item Category allocated to any particular Project in the applicable Project Budget will only be permitted upon obtaining Realized Savings in such Line Item Category.

                   (d) Increases and decreases to particular Line Items set forth in column C ("Current Budget") of the Anticipated Cost Reports or Column D ("Revised Project Budget") of the Monthly Requisition Reports shall be permitted to the extent not inconsistent with the foregoing provisions of Sections 6.3.1(a) and (c) (except that the Company is not required to submit a Project Budget/Schedule Amendment Certificate in connection therewith); provided that increases to the "Hard Cost Construction Contingency" Line Item and the "Soft Cost Construction Contingency" Line Item allocated to any particular Project in the applicable Project Budget shall only be permitted to the extent of (x) an allocation of Realized Savings obtained in any Line Item Category allocated to such Project in the applicable Project Budget or (y) an increase in Available Funds including additional funds deposited in the Company's Funds Account or (z) solely with respect to the Phase II Project Budget after the Phase I Completion Date has occurred, an allocation of Realized Savings obtained in any Line Item Category in the Phase I Project Budget.

             6.3.2 Permitted Schedule Amendments.

                   (a) The Company may, from time to time, amend the Project Schedules (i) to extend the Phase I Scheduled Opening Date, the Phase I Scheduled Substantial Completion Date or the Phase I Scheduled Completion Date, but not beyond the Outside Phase I Opening Deadline, the Outside Phase I Substantial Completion Deadline and the Outside Phase I Completion Deadline, respectively, and/or (ii) to extend the Phase II Scheduled Opening Date or the Phase II Scheduled Completion Date but not beyond the Outside Phase II Opening Deadline and the Outside Phase II Completion Deadline, respectively, by delivering to the Disbursement Agent a Project Budget/Schedule Amendment Certificate (a) containing a revised Project Schedule reflecting the new Phase I Scheduled Opening Date, Phase I Scheduled Substantial Completion Date, Phase I Scheduled Completion Date, Phase II Scheduled Opening Date or Phase II Scheduled Completion Date, as the case may be, and (b) complying with the provisions of Section 6.3.1(c) with respect to the changes in the Project Budgets that will result from such extension.

                   (b) If an Event of Force Majeure occurs, then the Company shall be permitted to extend the Outside Phase I Opening Deadline to the extent that the Company certifies in writing, and the Construction Consultant confirms in its reasonable judgment, to the Disbursement Agent that such extension is reasonably necessary to overcome any delays caused by the Event of Force Majeure, provided that no such extension may extend beyond December 30, 2005. If an Event of Force Majeure occurs, then the Company shall be permitted to extend the Outside Phase I Substantial Completion Deadline to the extent that the Company certifies in writing, and the Construction Consultant confirms in its reasonable judgment, to the Disbursement Agent that such extension is reasonably necessary to overcome any delays caused by the Event of Force Majeure, provided that no such extension may extend beyond December 30, 2005. If an Event of Force Majeure occurs, then the Company shall be permitted to extend the Outside Phase I Completion Deadline to the extent that the Company certifies in writing, and the Construction Consultant confirms in its reasonable judgment, to the Disbursement Agent that such extension is reasonably necessary to overcome any delays caused by the Event of Force Majeure, provided that no such extension may extend beyond March 30, 2006.

                   (c) If an Event of Force Majeure occurs, then the Company shall be permitted to extend the Outside Phase II Opening Deadline to the extent that the Company certifies in writing, and the Construction Consultant confirms in its reasonable judgment, to the Disbursement Agent that such extension is reasonably necessary to overcome any delays caused by the Event of Force Majeure, provided that no such extension may extend beyond June 30, 2008. If an Event of Force Majeure occurs, then the Company shall be permitted to extend the Outside Phase II Completion Deadline to the extent that the Company certifies in writing, and the Construction Consultant confirms in its reasonable judgment, to the Disbursement Agent that such extension is reasonably necessary to overcome any delays caused by the Event of Force Majeure, provided that no such extension may extend beyond September 30, 2008.

             6.3.3 Amendment Certificates. Upon submission of the Project Budget/Schedule Amendment Certificate for a particular Project to the Disbursement Agent, together with all exhibits, attachments and certificates required pursuant thereto, each duly executed, such amendment shall become effective hereunder, and the applicable Project Budget and, if applicable, the applicable Project Schedule and the Phase I Scheduled Opening Date, the Phase I Scheduled Substantial Completion Date, the Phase I Scheduled Completion Date, the Phase II Scheduled Opening Date or Phase II Scheduled Completion Date, as the case may be, shall thereafter be as so amended.

         6.4 OPENING. Cause or permit the Opening Date for either Project to occur unless each of the Opening Conditions for such Project has been satisfied or waived by the Majority of the Arrangers and (i) the Company has delivered to the Disbursement Agent a certificate substantially in the form of Exhibit S-1 (or as otherwise approved by the Majority of the Arrangers) and has caused the applicable Primary Contractor to deliver to the Disbursement Agent a certificate in the form of Exhibit S-3 or S-5, as the case may be, (ii) the Construction Consultant has delivered to the Disbursement Agent a certificate in the form of Exhibit S-2 to this Agreement (or as otherwise approved by the Majority of the Arrangers) and (iii) the applicable Project Architect has delivered to the Disbursement Agent a certificate substantially in the form of Exhibit S-4 or S-6, (or as otherwise approved by the Majority of the Arrangers) as the case may be, to this Agreement; provided, however, that the Company shall be permitted to open the Phase I Project at such time as the Phase I Project (excluding the Entertainment Facility and the Fairway Villas) satisfies the Opening Conditions and upon delivery of the certificates required above; provided, further, that the Company shall be permitted to open the Phase II Project at such time as the Phase II Project (excluding the Retail Facility) satisfies the Opening Conditions and upon delivery of the certificates required above. The Company shall thereafter open the Entertainment Facility and the Fairway Villas for business upon the Company's reasonable determination that the Phase I Project (including the Entertainment Facility and the Fairway Villas) satisfies the Opening Conditions. If the Company has elected to build the Retail Facility as part of the Phase II Project, then the Company shall thereafter open the Retail Facility for business upon the Company's reasonable determination that the Phase II Project (including the Retail Facility) satisfies the Opening Conditions.

         6.5 ADDITIONAL CONSTRUCTION AGREEMENTS. Enter into or become a party to any Additional Construction Agreement except (a) with the prior written consent of the Bank Agent or as permitted under Section 6.1 and (b) if such Additional Construction Agreement is a Material Construction Agreement, upon delivery to the Bank Agent of a Consent from each third party to such Additional Construction Agreement; provided that the consent of the Bank Agent shall not be required for a Loan Party to enter into Additional Construction Agreements (i) with Persons other than Affiliates of Loan Parties and (ii) pursuant to which the Loan Parties as a whole will incur obligations or liabilities with a value of not more than $15,000,000 per year with respect to any Additional Construction Agreement.

         6.6 UNINCORPORATED MATERIALS. Cause or permit (a) the value of Unincorporated Materials located at the Site but not expected to be incorporated into the Projects within the ensuing calendar month to exceed $10,000,000 at any time, (b) the amounts paid by the Company in respect of Unincorporated Materials not located at the Site to exceed a value of $45,000,000 at any time or (c) the amount of contract deposits paid by the Company in respect of Unincorporated Materials to exceed a value of $30,000,000 at any time. The foregoing limits on Unincorporated Materials may be increased from time to time to an amount mutually agreed upon among the Company, the Construction Consultant and the Disbursement Agent.

                                  ARTICLE 7.
                              - EVENTS OF DEFAULT
                              -------------------

         7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default ("Event of Default") hereunder:

             7.1.1 Other Financing Documents. The occurrence of an "Event of Default" under and as defined in the (a) Bank Credit Agreement or (b) 2014 Notes Indenture.

             7.1.2 Failure to Demonstrate Balancing. The failure of the Projects to be In Balance and such failure shall continue for thirty (30) days without being cured; provided, however, that the cure period may be extended as is reasonably necessary beyond such 30 day period if such failure is the result of any Event of Force Majeure (but in no event shall such cure period, as extended, be longer than sixty (60) days in the aggregate).

             7.1.3 Failure to Deliver Advance Request. The failure, for sixty
(60) consecutive days, of the Company to submit an Advance Request which is approved by the Disbursement Agent; provided, however, that the cure period may be extended as is reasonably necessary beyond such 60 day period if such failure is the result of any Event of Force Majeure (but in no event shall such cure period, as extended, be longer than ninety (90) days in the aggregate).

             7.1.4 Covenants.

                   (a) The Company shall fail to perform or observe any of its obligations under Sections 5.1, 5.5.1, 5.5.3, 5.9, 5.14, 6.1, 6.2, 6.3 or 6.4
hereof; or

                   (b) The Company shall fail, or shall fail to cause each Loan Party, to at all times maintain in full force and effect the insurance policies and programs listed on Exhibit L (except for automobile, workers compensation, pollution liability and design errors and omissions insurance); or

                   (c) The Company shall fail, or shall fail to cause each Loan Party, to at all times maintain in full force and effect the insurance policies and programs with respect to automobile, workers compensation, pollution liability and design errors and omissions insurance listed on Exhibit L where such default shall not have been remedied within thirty (30) days after the earlier of (i) the Company or any other Loan Party becoming aware of such breach or default or (ii) notice of such failure from the Disbursement Agent or any Funding Agent to the Company; or

                   (d) The Company shall fail to perform or observe any of its obligations under Articles 5 or 6 hereof (other than those listed in Sections 7.1.4(a), (b) or (c) above) where such default shall not have been remedied within thirty (30) days after the earlier of (i) the Company or any other Loan Party becoming aware of such breach or default or (ii) notice of such failure from the Disbursement Agent or any Funding Agent to the Company; provided, however, solely with respect to Section 5.5.2, the cure period may be extended as is reasonably necessary beyond such 30 day period if such failure is the result of any Event of Force Majeure (but in no event shall such cure period, as extended, be longer than sixty (60) days in the aggregate).

             7.1.5 Breach of Material Construction Agreements.

                   (a) Any Loan Party shall breach or default (after giving effect to applicable cure periods and grace periods) under any term, condition, provision, covenant, representation or warranty contained in any Material Construction Agreement in any material respect and such breach or default shall continue unremedied for thirty (30) days after the earlier of (i) the Company or any other Loan Party becoming aware of such breach or default or (ii) receipt by the Company or any other Loan Party of notice from the Disbursement Agent or any Funding Agent of such breach or default; provided, however, that if the breach or default is reasonably susceptible to cure within forty-five
(45) days but cannot be cured within such thirty (30) days despite such other party's good faith and diligent efforts to do so, the cure period shall be extended as is reasonably necessary beyond such thirty (30) day period (but in no event shall such cure period, as extended, be longer than forty-five (45) days in the aggregate) if remedial action reasonably likely to result in cure is promptly instituted within such thirty (30) day period and is thereafter diligently pursued until the breach or default is corrected; or

                   (b) Any party (other than any Loan Party) shall breach or default (after giving effect to applicable cure periods and grace periods) in any material respect under any term, condition, provision, covenant, representation or warranty contained in any Primary Construction Contract, any Construction Guaranty or any other Contract with a total contract amount or value in excess of $100,000,000 and such breach or default shall continue unremedied for thirty (30) days after the earlier of (i) the Company or any other Loan Party becoming aware of such breach or default or (ii) receipt by the Company or any other Loan Party of notice from any Funding Agent of such breach or default; provided, however, that (A) if the breach or default is reasonably susceptible to cure within ninety (90) days but cannot be cured within such thirty (30) days despite such other party's good faith and diligent efforts to do so, the cure period shall be extended as is reasonably necessary beyond such thirty (30) day period (but in no event shall such cure period, as extended, be longer than ninety (90) days in the aggregate) if remedial action reasonably likely to result in cure is promptly instituted within such thirty
(30) day period and is thereafter diligently pursued until the breach or default is corrected and (B) no Potential Event of Default or Event of Default shall be deemed to have occurred as a result of such breach if the Company provides written notice to the Funding Agents promptly upon (but in no event more than five (5) Banking Days after) the Company or any Loan Party becoming aware of such breach that the Company intends to replace such Contract (or that replacement is not necessary) and (1) within ninety (90) days of such breach the Company obtains a replacement obligor or obligors reasonably acceptable to the Disbursement Agent (in consultation with the Construction Consultant) for the affected party (if in the judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary), (2) the Company enters into a replacement Contract on terms no less beneficial, taken as a whole, to the Company and the Secured Parties in any material respect than the Contract so breached within ninety (90) days of such breach (if in the reasonable judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary); provided, however that the replacement Contract may require the Company to pay amounts to the replacement obligor in excess of those that would have been payable under the breached Contract if such additional payments in the reasonable judgment of the Disbursement Agent, in consultation with the Construction Consultant, do not cause the Projects to fail to be In Balance and (3) such breach or default, after considering any replacement obligor and replacement Contract and the time required to implement such replacement, has not had and could not reasonably be expected to have a Material Adverse Effect; or

                   (c) Any party (other than any Loan Party) shall breach or default (after giving effect to applicable cure periods and grace periods) in any material respect under any term, condition, provision, covenant, representation or warranty contained in any other Contract the effect of which could reasonably be expected to have a Material Adverse Effect and such breach or default shall continue unremedied for thirty (30) days after the earlier of
(i) the Company or any other Loan Party becoming aware of such breach or default or (ii) receipt by the Company or any other Loan Party of notice from any Funding Agent of such breach or default; provided, however, that (A) if the breach or default is reasonably susceptible to cure within ninety (90) days but cannot be cured within such thirty (30) days despite such other party's good faith and diligent efforts to do so, the cure period shall be extended as is reasonably necessary beyond such thirty (30) day period (but in no event shall such cure period, as extended, be longer than ninety (90) days in the aggregate) if remedial action reasonably likely to result in cure is promptly instituted within such thirty (30) day period and is thereafter diligently pursued until the breach or default is corrected and (B) no Potential Event of Default or Event of Default shall be deemed to have occurred as a result of such breach if the Company provides written notice to the Funding Agents promptly upon (but in no event more than five (5) Banking Days after) the Company or any Loan Party becoming aware of such breach that the Company intends to replace such Contract (or that replacement is not necessary) and (1) within ninety (90) days of such breach the Company obtains a replacement obligor or obligors reasonably acceptable to the Disbursement Agent (in consultation with the Construction Consultant) for the affected party (if in the judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary), (2) the Company enters into a replacement Contract on terms no less beneficial, taken as a whole, to the Company and the Secured Parties in any material respect than the Contract so breached within ninety (90) days of such breach (if in the reasonable judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary); provided, however that the replacement Contract may require the Company to pay amounts to the replacement obligor in excess of those that would have been payable under the breached Contract if such additional payments in the reasonable judgment of the Disbursement Agent, in consultation with the Construction Consultant, do not cause the Projects to fail to be In Balance and (3) such breach or default, after considering any replacement obligor and replacement Contract and the time required to implement such replacement, has not had and could not reasonably be expected to have a Material Adverse Effect; or

                   (d) The Company shall have received a "stop work" notice under Nevada Revised Statutes Section 624.610 with respect to any Contract with a total contract amount or value in excess of $15,000,000.

             7.1.6 Termination or Invalidity of Material Construction Agreements; Abandonment of Projects.

                   (a) Any of the Material Construction Agreements shall have terminated (other than in accordance with its terms), become invalid or illegal, or otherwise ceased to be in full force and effect, provided that with respect to any Material Construction Agreement other than the Primary Construction Contracts or the Construction Guaranty, no Potential Event of Default or Event of Default shall be deemed to have occurred as a result of such termination if the Company provides written notice to the Funding Agents promptly upon (but in no event more than five (5) Banking Days after) the Company, the Construction Guarantor or any Loan Party becoming aware of such Material Construction Agreement ceasing to be in full force or effect that the Company intends to replace such Material Construction Agreement (or that replacement is not necessary) and (i) within ninety (90) days of such event the Company obtains a replacement obligor or obligors reasonably acceptable to the Disbursement Agent (in consultation with the Construction Consultant), for the affected party (if in the judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary), (ii) the Company enters into a replacement Material Construction Agreement, on terms no less beneficial, taken as a whole, to the Company and the Secured Parties in any material respect than the Material Construction Agreement so terminated, within ninety (90) days of such termination (if in the reasonable judgment of the Disbursement Agent (in consultation with the Construction Consultant) a replacement is necessary); provided, however that the replacement Material Construction Agreement may require the Company to pay additional amounts to the replacement obligor that would have otherwise been payable under the terminated Material Construction Agreement if such additional payments in the reasonable judgment of the Disbursement Agent, in consultation with the Construction Consultant, do not cause the Company to fail to be In Balance and (iii) such termination, after considering any replacement obligor and replacement Material Construction Agreement and the time required to implement such replacement, has not had and could not reasonably be expected to have a Material Adverse Effect;

                   (b) The Company shall abandon the Phase I Project for a period of forty-five (45) days, or, if the Phase II Approval Date occurs, the Company shall abandon the Phase II Project for a period of 45 days, or otherwise cease to pursue the operations of either such Project for a period of forty-five (45) days; provided, however, that the cure period may be extended as is reasonably necessary beyond such forty-five (45)-day period as a result of any Event of Force Majeure (but in no event shall such cure period, as extended, be longer than ninety (90) days in the aggregate).

             7.1.7 Schedule; Completion.

                   (a) Failure to achieve Phase I Opening Date on or before the Phase I Scheduled Opening Date;

                   (b) Failure to achieve Phase I Substantial Completion Date on or before the Phase I Scheduled Substantial Completion Date;

                   (c) Failure to achieve the Phase I Completion Date on or before the Phase I Scheduled Completion Date;

                   (d) If the Phase II Approval Date occurs, failure to achieve Phase II Opening Date on or before the Phase II Scheduled Opening Date; or

                   (e) If the Phase II Approval Date occurs, failure to achieve the Phase II Completion Date on or before the Phase II Scheduled Completion Date.

         7.2 REMEDIES. Upon the occurrence and during the continuation of an Event of Default, the Funding Agents and the Disbursement Agent may, without further notice refuse to make any Advances or make any payments from any Account or other funds held by the Disbursement Agent by or on behalf of the Company.

             The Bank Agent (acting under the Bank Credit Agreement) shall be entitled to waive any Potential Event of Default or Event of Default without the consent of the 2014 Notes Indenture Trustee or any other Person. If the Bank Agent so waives any Potential Event of Default or Event of Default, such Potential Event of Default or Event of Default shall cease to continue for all purposes of the Disbursement Agreement and the other Financing Agreements; provided that any waiver by the Bank Agent (acting under the Bank Credit Agreement) of any Potential Event of Default or Event of Default under this Agreement shall not constitute a waiver of any default or event of default arising under the 2014 Notes Indenture (other than any event of default arising as a result of a "cross-default" to the Disbursement Agreement under Clauses
(h) and (i) of the definition of "Events of Default" set forth in the 2014 Notes Indenture). Any cure or waiver of any "Event of Default" under the Bank Credit Agreement that is effective under the terms of the Bank Credit Agreement shall automatically cure an Event of Default under clause (a) of Section 7.1.1. Any cure or waiver of any "Event of Default" under the 2014 Notes Indenture that is effective under the terms of the 2014 Notes Indenture shall automatically cure an Event of Default under clause (b) of Section 7.1.1.

                                  ARTICLE 8.
                           - CONSULTANTS AND REPORTS
                           -------------------------

         8.1 REMOVAL AND FEES. Only the Bank Agent in its sole discretion may remove from time to time the Independent Consultants and upon such removal a replacement acceptable to the Bank Agent (in its sole discretion) and the Company (so long as no Event of Default then exists) shall be appointed. Notice of any replacement Independent Consultant shall be given by the Bank Agent to the 2014 Notes Indenture Trustee, the Disbursement Agent, the Company and the Independent Consultant being replaced. All reasonable fees and out-of-pocket expenses of the Independent Consultants (whether the original ones or replacements) shall be paid by the Company. The Bank Agent will reasonably consult with the Company on a regular basis with respect to on-going costs of the Independent Consultants and unless no Event of Default shall have occurred and be continuing, if requested by the Company, the Bank Agent may agree with the Company that such costs be subject to a reasonable fee cap. The 2014 Notes Indenture Trustee shall not have the right to remove an Independent Consultant or appoint a replacement. The Company has reviewed the Construction Consultant's Engagement Agreement and hereby agrees to reimburse the Disbursement Agent and the Funding Agents for the fees of the Construction Consultant set forth therein.

         8.2 DUTIES. The Disbursement Agent shall cause the Independent Consultants to be contractually obligated to the Disbursement Agent, the Bank Agent and the 2014 Notes Indenture Trustee to carry out the activities required of them in this Agreement and in the Construction Consultant Engagement Agreement and as otherwise requested by such Funding Agents. The Company acknowledges that it will not have any cause of action or claim against any Independent Consultant resulting from any decision made or not made, any action taken or not taken or any advice given by such Independent Consultant in the due performance in good faith of its duties, except to the extent arising from the gross negligence or willful misconduct of such Independent Consultant.

         8.3 ACTS OF DISBURSEMENT AGENT. The Disbursement Agent will take such actions as any Funding Agent or the Company may reasonably request to cause the Independent Consultants to act diligently in the issuance of all certificates required to be delivered by the Independent Consultants hereunder and to otherwise fulfill their obligations to the Disbursement Agent, the Bank Agent and the 2014 Notes Indenture Trustee as described in the first sentence of
Section 8.2.

                                  ARTICLE 9.
                            - THE DISBURSEMENT AGENT
                            ------------------------

         9.1 APPOINTMENT AND ACCEPTANCE. Subject to and on the terms and conditions of this Agreement, the Bank Agent, each Bank Lender (by its execution and delivery of the Bank Credit Agreement or acceptance of an assignment thereof in accordance with the terms of the Bank Credit Agreement) and the 2014 Notes Indenture Trustee hereby irrevocably appoint and authorize the Disbursement Agent to act on their behalf hereunder and under the Collateral Account Agreements. The Disbursement Agent accepts such appointment and agrees to exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding collateral, administering construction loans and disbursing disbursement control funds.

         9.2 DUTIES AND LIABILITIES OF THE DISBURSEMENT AGENT GENERALLY.

             9.2.1 Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right to meet periodically at reasonable times, however no less frequently than quarterly, upon three (3) Banking Days' notice, with representatives of the Company, the Construction Consultant, the Primary Contractors and the Project Architects. The Disbursement Agent may (or may instruct the Construction Consultant to) perform such inspections of the Projects as it deems reasonably appropriate in the performance of its duties hereunder. In addition, the Disbursement Agent shall have the right at reasonable times upon prior notice to review all relevant information (including Project Documents) in the Company's possession supporting the amendments to the Project Budgets, amendments to any Project Documents, the Company's Advance Requests and any certificates in support of any of the foregoing, to inspect materials stored on the Mortgaged Property or at any other location, to review the insurance required pursuant to the terms of the Financing Agreements, to confirm receipt of endorsements from the Title Insurer insuring the continuing priority of the liens of the Deeds of Trust as security for each Advance hereunder, and to examine the Plans and Specifications and all shop drawings relating to the Projects. The Disbursement Agent is authorized to contact (or to instruct the Construction Consultant to contact) any Contractor for purposes of confirming receipt of progress payments. From time to time, at the request of the Disbursement Agent, the Company shall make available to the Disbursement Agent the Project Schedule. The Company agrees to cooperate with the Disbursement Agent in assisting the Disbursement Agent to perform its duties hereunder and to take such further steps as the Disbursement Agent reasonably may request in order to facilitate the Disbursement Agent's performance of its obligations hereunder.

             9.2.2 Powers, Rights and Remedies. The Disbursement Agent is authorized to take such actions and to exercise such powers, rights and remedies under this Agreement as are specifically delegated or granted to the Disbursement Agent by the terms hereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Disbursement Agent agrees to act in accordance with the instructions of the Bank Agent and in the absence of such instructions shall take such actions or refrain from acting as it deems reasonable subject to any express requirements of this Agreement. The Disbursement Agent shall not act in accordance with the instructions of the 2014 Notes Indenture Trustee, and the 2014 Notes Indenture Trustee shall not give any instructions to the Disbursement Agent (except, in each case, for instructions relating to the 2014 Notes Proceeds Account). The Bank Agent shall be entitled to give instructions to the Disbursement Agent without consulting with the 2014 Notes Indenture Trustee (except for instructions relating to the 2014 Notes Proceeds Account).

             9.2.3 No Risk of Own Funds. None of the provisions of this Agreement shall require the Disbursement Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers (in the absence of gross negligence or willful misconduct on the part of the Disbursement Agent, as finally, judicially determined by a court of competent jurisdiction) if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

             9.2.4 No Imputed Knowledge. Notwithstanding anything to the contrary in this Agreement, if the entity acting as Disbursement Agent also serves as the Collateral Agent or Funding Agent under the Financing Agreements, and except if such functions shall be performed by the same individuals within such entity, to the maximum extent permitted by law, the Disbursement Agent shall not be deemed to have any knowledge of any fact known to such entity in its capacity as the Collateral Agent or Funding Agent by reason of the fact that the Disbursement Agent and the Collateral Agent or Funding Agent, as the case may be, are the same entity. Except as aforesaid, no knowledge of the collateral agent or any Funding Agent shall be attributed to the Disbursement Agent. The Disbursement Agent's duties and functions hereunder shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon the Disbursement Agent in its capacity as Bank Agent or as Lender. With respect to its participation in the extensions of credit under the Bank Credit Agreement, the Disbursement Agent shall have the same rights and powers thereunder as any other Funding Agent or Lender and may exercise the same as though it were not performing its duties and functions hereunder. The Disbursement Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any of its Affiliates, and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Lenders. Each party hereto acknowledges that, as of the Closing Date, Deutsche Bank Trust Company Americas and its Affiliates are, in addition to acting as the Disbursement Agent hereunder, also acting as the initial Bank Agent, Securities Intermediary, Collateral Agent, investment manager on behalf of the Loan Parties, and may be a Bank Lender.

         9.3 PARTICULAR DUTIES AND LIABILITIES OF THE DISBURSEMENT AGENT.

             9.3.1 Reliance For Instructions. The Disbursement Agent may, from time to time, in the event that any matter arises as to which specific instructions are not provided herein, request directions from the Bank Agent with respect to such matters and may refuse to act until so instructed and shall be fully protected in acting or refusing to act in accordance with such instructions.

             9.3.2 Notice of Events of Default. The Disbursement Agent shall notify each Funding Agent of an Event of Default or a Potential Event of Default known to it (which has not been cured or waived).

             9.3.3 Reliance Generally. The Disbursement Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it on reasonable grounds to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything else in this Agreement to the contrary, in performing its duties hereunder (including, without limitation, approving any Advance Requests, approving any increases to the Cash Management Account maximum dollar thresholds and confirming that any of the Opening, Phase I Substantial Completion, Completion, Final Completion or Completion Guaranty Release Dates have occurred), making any other determinations or taking any other actions hereunder, the Disbursement Agent shall be entitled to rely on certifications from the Company (and, where contemplated herein, certifications from third parties, including the Construction Consultant, the Project Architects, the Primary Contractors or any other Contractor) as to satisfaction of any requirements and/or conditions imposed by this Agreement. The Disbursement Agent shall not be required to conduct any independent investigation as to the accuracy, veracity or completeness of any such items or to investigate any other facts or circumstances to verify compliance by the Company with its obligations hereunder.

             9.3.4 Court Orders. The Disbursement Agent is authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting any money, documents or things held by the Disbursement Agent. The Disbursement Agent shall not be liable to any of the parties hereto, their successors, heirs or personal representatives by reason of the Disbursement Agent's compliance with such writs, orders, judgments or decrees, notwithstanding the fact that such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

             9.3.5 Requests, etc. of the Company. Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced (unless other evidence in respect thereof be herein specifically prescribed) by an instrument signed by one of its Responsible Officers, and any resolution of the Company may be evidenced to the Disbursement Agent by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

             9.3.6 Reliance on Opinions of Counsel. The Disbursement Agent may consult with counsel and any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such opinion of counsel except to the extent the Disbursement Agent is grossly negligent or engages in willful misconduct as finally judicially determined by a court of competent jurisdiction.

             9.3.7 Action through Agents or Attorneys. The Disbursement Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys appointed with due care, and the Disbursement Agent shall not be responsible for any act on the part of any agent or attorney so appointed.

             9.3.8 Disagreements.

                   (a) In the event of any disagreement between a Funding Agent and the Company or any other Person or Persons whether or not named herein, and adverse claims or demands are made in connection with or for any of the investments or amounts held pursuant to this Agreement, the Disbursement Agent shall be entitled at its option to refuse to comply with any such claim or demand so long as such disagreement shall continue, and in so doing, the Disbursement Agent shall not be or become liable for damages or interest to such Funding Agent or the Company or any other Person or Persons for the Disbursement Agent's failure or refusal to comply with such conflicting or adverse claims or demands. The Disbursement Agent shall be entitled to continue so to refrain and refuse so to act until:

                       (i) the rights of the adverse claimants have been fully adjudicated in the court assuming and having jurisdiction of the claimants and the investments and amounts held pursuant to this Agreement; or

                       (ii) all differences shall have been adjusted by agreement, and the Disbursement Agent shall have been notified thereof in writing by all persons deemed by the Disbursement Agent, in its sole discretion, to have an interest therein.

                   (b) In addition, the Disbursement Agent, in its sole discretion, may file a suit in interpleader for the purpose of having the respective rights of all claimants adjudicated, and may deposit with the court all of the investments and amounts held pursuant to this Agreement. The Company agrees to pay all costs and reasonable counsel fees incurred by the Disbursement Agent in such action, said costs and fees to be included in the judgment in any such action.

         9.4 SEGREGATION OF FUNDS AND PROPERTY INTEREST. Monies and other property received by the Disbursement Agent shall, until used or applied as herein provided, be held for the purposes for which they were received, and shall be segregated from other funds except to the extent required herein or by law. To the extent that the Disbursement Agent also acts as securities intermediary, (a) the Disbursement Agent shall note in its records that all funds and other assets in the Company Accounts, have been pledged to the Collateral Agent for the benefit of all or certain of the Secured Parties and that the Disbursement Agent is holding such items for the Collateral Agent, (b) the Disbursement Agent shall note in its records that all funds and other assets in the Bank Proceeds Account have been pledged to the Collateral Agent for the benefit of the Bank Lenders and (c) the Disbursement Agent shall note in its records that all funds and other assets in the 2014 Notes Proceeds Account have been pledged to the Collateral Agent for the benefit of the 2014 Noteholders. Accordingly, all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. ss. 541) of the Disbursement Agent. The Disbursement Agent shall not be under any liability for interest on any monies received by it hereunder, except as otherwise specified in this Agreement. The Disbursement Agent hereby expressly waives any right of set-off or similar right it may have against or in relation to the Company Accounts and any monies, Permitted Investments or other amounts on deposit therein.

         9.5 COMPENSATION AND REIMBURSEMENT OF THE DISBURSEMENT AGENT. The Company covenants and agrees to pay to the Disbursement Agent from time to time, and the Disbursement Agent shall be entitled to, the fees set forth in that certain letter agreement between the Company and the Disbursement Agent, and the Company will further pay or reimburse the Disbursement Agent upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Disbursement Agent in accordance herewith. The obligations of the Company under this Section 9.5 to compensate the Disbursement Agent and to pay or reimburse the Disbursement Agent for reasonable expenses, disbursements and advances shall constitute additional Obligations (and shall be deemed permitted indebtedness under each Financing Agreement) hereunder and shall survive the satisfaction and discharge of this Agreement.

         9.6 QUALIFICATION OF THE DISBURSEMENT AGENT. The Disbursement Agent hereunder shall at all times be a corporation with offices in New York City, New York which (a) is authorized to exercise corporation trust powers, (b) is subject to supervision or examination by the applicable Governmental Authority,
(c) shall have a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000), (d) shall have a long-term credit rating of not less than A- or A3, respectively, by S&P or Moody's; and provided, that any such bank with a long-term credit rating of A- or A3 shall not cease to be eligible to act as Disbursement Agent upon a downward change in either such rating of no more than one category or grade of such minimum rating, as the case may be; and
(e) with respect to any replacement of the Person acting as Disbursement Agent as of the Closing Date, shall be acceptable to each of the Bank Agent and the Company (so long as no Potential Event of Default or Event of Default then exists) and the 2014 Notes Indenture Trustee acting pursuant to the Intercreditor Agreement. In case at any time the Disbursement Agent shall cease to be eligible in accordance with the provisions of this Section 9.6, the Disbursement Agent shall resign immediately upon appointment of a successor Disbursement Agent in accordance with Section 9.7.

         9.7 RESIGNATION AND REMOVAL OF THE DISBURSEMENT AGENT. The Bank Agent and the 2014 Notes Indenture Trustee, acting pursuant to the Intercreditor Agreement, shall have the right should they reasonably determine that the Disbursement Agent has breached or failed to perform its obligations hereunder or has engaged in willful misconduct or gross negligence, upon the expiration of thirty (30) days following delivery of written notice of substitution to the Disbursement Agent and the Company, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon sixty
(60) days' written notice to all parties hereto. Such resignation shall take effect upon the earlier of receipt by the Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent meeting the qualifications set forth in Section 9.6 and consented to by the other parties hereto or sixty (60) days after the giving of such notice. Upon selection of a substitute disbursement agent, the Funding Agent and the Company and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, upon appointment of a substitute Disbursement Agent, the Disbursement Agent shall promptly transfer to the substitute Disbursement Agent originals of all books, records, and other documents in the Disbursement Agent's possession relating to this Agreement and the transactions contemplated hereby.

         9.8 MERGER OR CONSOLIDATION OF THE DISBURSEMENT AGENT. Any corporation into which the Disbursement Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Disbursement Agent shall be a party, or any corporation succeeding to the corporate trust business of the Disbursement Agent, shall, if eligible hereunder, be the successor of the Disbursement Agent hereunder; provided, that such corporation shall be eligible under the provisions of Section 9.6 without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         9.9 STATEMENTS; INFORMATION. The Disbursement Agent shall provide to the Funding Agents and the Company a monthly statement of all deposits to, and disbursements from, each account maintained with it and interest and earnings credited to each account established and maintained hereunder by the Disbursement Agent.

         9.10 LIMITATION OF LIABILITY. The Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Funding Agents or the Lenders the performance by the Company, the Primary Contractors, the Construction Guarantor, the Phase I Golf Course Contractor, the Construction Consultant, the Project Architects, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer, the Phase II Major Architects, the Phase II Major Contractors, or any other Contractor or Subcontractor of their respective obligations under the Operative Documents and shall have no duty to inquire of any Person whether a Potential Event of Default or an Event of Default has occurred and is continuing; (b) the Disbursement Agent shall have no responsibility to the Company, the Funding Agents or the Lenders as a consequence of performance by the Disbursement Agent hereunder except for any bad faith, fraud, gross negligence or willful misconduct of the Disbursement Agent as finally judicially determined by a court of competent jurisdiction; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with the Projects, including but not limited to the quality and suitability of the Plans and Specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; and (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Company of any aspect of the development, construction or operation of the Projects or any other matter referred to above. Each Funding Agent, each 2014 Noteholder, and each Bank Lender (by its execution and delivery of the Bank Credit Agreement or acceptance of an assignment thereof in accordance with the terms of the Bank Credit Agreement) has made its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making of the extensions of credit contemplated by the Financing Agreements and has made and shall continue to make its own appraisal of the creditworthiness of the Loan Parties. Except as specifically set forth herein, the Disbursement Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Funding Agents or Lenders or to provide any Funding Agent or Lender with any credit or other information with respect thereto. The Disbursement Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Funding Agent or Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Disbursement Agent any obligations in respect of this Agreement except as expressly set forth herein or therein. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations and shall not be required to take any action otherwise than in accordance with the terms hereof. In performing its functions and duties under this Agreement, the Disbursement Agent does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Company or any of its Affiliates. Neither the Disbursement Agent nor any of its officers, directors, employees or agents shall be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it or them hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except as a result of their bad faith, fraud, gross negligence or willful misconduct as finally judicially determined by a court of competent jurisdiction.

                                  ARTICLE 10.
                           - SAFEKEEPING OF ACCOUNTS
                           -------------------------

         10.1 APPLICATION OF FUNDS IN COMPANY ACCOUNTS. Amounts deposited in the Company Accounts shall be applied exclusively as provided in this Agreement and the Disbursement Agent shall at all times act and direct the securities intermediaries under the Collateral Account Agreements so as to implement the application of funds provisions and procedures herein set forth. The Disbursement Agent is hereby authorized to direct the Securities Intermediary to reduce to cash any Permitted Investment (without regard to maturity) in any account in order to make any application required hereunder. No amount held in any Account maintained hereunder shall be disbursed except in accordance with the provisions hereof or as required by law.

         10.2 EVENT OF DEFAULT. Notwithstanding anything to the contrary in this Agreement, (a) upon the occurrence and during the continuance of a Potential Event of Default or an Event of Default of which it has actual knowledge, the Disbursement Agent shall not in any such event deposit or cause to be deposited any amounts into the Disbursement Account, the Cash Management Account, the Bank Proceeds Account, the Company's Payment Account or release or cause to be released any amounts to the Company unless instructed to the contrary by (i) in the case of the 2014 Notes Proceeds Account, the 2014 Notes Indenture Trustee and (ii) in the case of all other Company Accounts, the Bank Agent; and (b) (i) upon the request of the Collateral Agent after the occurrence of an Event of Default, (ii) immediately upon obtaining knowledge of the dissolution or liquidation or Bankruptcy of the Completion Guarantor, or
(iii) upon the request of the Collateral Agent upon a breach by the Completion Guarantor of any of its covenants and agreements under the Completion Guaranty, the Disbursement Agent shall withdraw all funds then on deposit in the Completion Guaranty Deposit Account and deposit the same in the Company's Funds Account. During the continuance of an Event of Default, the Disbursement Agent is hereby irrevocably authorized by the Company to apply, or cause to be applied, amounts in any Company Account to the payment of interest, principal, fees, costs, charges or other amounts or obligations due or payable to the Secured Parties when instructed to do so (i) by the 2014 Notes Indenture Trustee, with respect to the 2014 Notes Proceeds Account and (ii) by the Bank Agent with respect to all other Company Accounts.

         10.3 LIENS. The Disbursement Agent shall take such actions within its control that it customarily takes in the conduct of its business to protect the Company Accounts, and all cash, funds, Permitted Investments from time to time deposited therein, as well as any proceeds or income therefrom (collectively, the "Company Accounts Collateral") free and clear of all liens, security interests, safekeeping or other charges, demands and claims of any nature whatsoever now or hereafter existing, in favor of anyone other than the Secured Parties (or the Disbursement Agent, as agent for the Secured Parties) (collectively, the "Third Party Claims"); it being understood, however, that the foregoing shall in no way be deemed to be a guaranty or other assurance by the Disbursement Agent that Third Party Claims will not arise.

         10.4 PERFECTION. The Disbursement Agent shall take any steps from time to time requested by the Collateral Agent to confirm or cause the securities intermediaries under the Collateral Account Agreements to confirm and maintain the priority of their respective security interests in the Company Accounts Collateral.

                                  ARTICLE 11.
                                - MISCELLANEOUS
                                ---------------

         11.1 ADDRESSES. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Company:                  Wynn Las Vegas, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attn: President
                                    Telephone No.: (702) 770-7000
                                    Facsimile No.: (702) 770-1100

With a copy to:                     Wynn Las Vegas, LLC
                                    3131 Las Vegas Boulevard South
                                    Las Vegas, Nevada  89109
                                    Attn: General Counsel
                                    Telephone No.: (702) 770-2111
                                    Facsimile No.: (702) 770-1520

And a copy to:                      Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 South Grand Avenue, Suite 3400
                                    Los Angeles, California  90071-3144
                                    Attn: Jerome L. Coben, Esq.
                                    Telephone No.: (213) 687-5000
                                    Facsimile No.: (213) 621-5010

If to the Bank Agent:               Deutsche Bank Trust Company Americas
                                    c/o Deutsche Bank Securities Inc.
                                    200 Crescent Court, Suite 550
                                    Dallas, TX 75201
                                    Attn: Gerard Dupont
                                    Telephone No.: (214) 740-7913
                                    Facsimile No.: (214) 740-7910

If to the 2014 Notes
Indenture Trustee:                  U.S. Bank National Association
                                    60 Livingston Avenue
                                    St. Paul, MN  55107
                                    Attn: Corporate Trust Services
                                    Telephone No.: (651) 495-3909
                                    Facsimile No.: (651) 495-8097

If to the Disbursement Agent:       Deutsche Bank Trust Company Americas
                                    60 Wall Street, 11th Floor
                                    New York, New York 10005
                                    Attn: Amy Sinensky
                                    Telephone No.: (212) 250-4063
                                    Facsimile No.: (212) 797-4885

All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested or (d) if sent by prepaid telex, or by telecopy with correct answer back received. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is validly transmitted if transmitted before 4 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by giving of no less than ten (10) days' notice to the other parties in the manner set forth hereinabove.

         11.2 DELAY AND WAIVER. No delay or omission to exercise any right, power or remedy accruing upon the occurrence of any Potential Event of Default or Event of Default or any other breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Funding Agents, the Lenders, the Disbursement Agent or any other Secured Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single Potential Event of Default, Event of Default or other breach or default be deemed a waiver of any other Potential Event of Default, Event of Default or other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any of the Funding Agents, the Lenders or the Disbursement Agent, of any Potential Event of Default, Event of Default or other breach or default under this Agreement, or any waiver on the part of any of the Funding Agents, the Lenders or the Disbursement Agent, of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. Neither any waiver, permit, consent or approval of any kind or character on the part of any of the Funding Agents, the Lenders or the Disbursement Agent of any Potential Event of Default, Event of Default or other breach or default under this Agreement nor any waiver on the part of any of the Funding Agents, the Lenders or the Disbursement Agent of any provision or condition of this Agreement shall be effective or binding with respect to any other Operative Document. All remedies under this Agreement or by law or otherwise afforded to any of the Funding Agents, the Lenders or the Disbursement Agent shall be cumulative and not alternative.

         11.3 ENTIRE AGREEMENT. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof, all of which negotiations and writings are deemed void and of no force and effect.

         11.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law.

         11.5 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

         11.6 HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

         11.7 LIMITATION ON LIABILITY. NO CLAIM SHALL BE MADE BY THE COMPANY OR ANY OF ITS AFFILIATES AGAINST THE FUNDING AGENTS, THE LENDERS, THE DISBURSEMENT AGENT OR ANY OTHER SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         11.8 WAIVER OF JURY TRIAL. ALL PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE FUNDING AGENTS, DISBURSEMENT AGENT AND EACH OF THE OTHER LENDERS AND SECURED PARTIES TO ENTER INTO THIS AGREEMENT.

         11.9 CONSENT TO JURISDICTION. Any legal action or proceeding by or against the Company or with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, the Company, accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for legal proceedings arising out of or in connection with this Agreement and irrevocably consents to the appointment of the CT Corporation System, whose current address is 111 Eighth Avenue, New York, NY 10011, as its agent to receive service of process in New York, New York. Nothing herein shall affect the right to serve process in any other manner permitted by law or any right to bring legal action or proceedings in any other competent jurisdiction, including judicial or non-judicial foreclosure of real property interests which are part of the Project Security. The Company further agrees that the aforesaid courts of the State of New York and of the United States of America for the Southern District of New York shall have exclusive jurisdiction with respect to any claim or counterclaim of the Company based upon the assertion that the rate of interest charged by or under this Agreement, or under the other Financing Agreements is usurious. The Company hereby waives any right to stay or dismiss any action or proceeding under or in connection with any or all of the Projects, this Agreement or any other Operative Document brought before the foregoing courts on the basis of forum non-conveniens.

         11.10 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the Company may not assign or otherwise transfer any of its rights under this Agreement.

         11.11 REINSTATEMENT. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Company's obligations hereunder or under the other Financing Agreements, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Secured Parties. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11.12 NO PARTNERSHIP; ETC. The Secured Parties and the Company intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement or in any of the other Financing Agreements shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between the Secured Parties and the Company or any other Person. The Secured Parties shall not be in any way responsible or liable for the debts, losses, obligations or duties of the Company or any other Person with respect to the Projects or otherwise. All obligations to pay real property or other taxes, assessments, insurance premiums, and all other fees and charges arising from the ownership, operation or occupancy of the Projects and to perform all obligations under the agreements and contracts relating to the Projects shall be the sole responsibility of the Company.

         11.13 COSTS AND EXPENSES.

               11.13.1 Reimbursement of Costs. The Company shall (subject to the limitations set forth herein and, with respect to the Bank Agent, the Disbursement Agent, the Collateral Agent and the Nevada Collateral Agent, to the express provisions of the Financing Agreements or any other fee letters or engagement letters to which such Funding Agent, the Disbursement Agent, the Collateral Agent or the Nevada Collateral Agent is a party) pay the reasonable legal, engineering, other professional and all other fees and costs of the Funding Agents, the Disbursement Agent, the Collateral Agent and the Nevada Collateral Agent and their consultants and advisors, the reasonable travel expenses and other out-of-pocket costs incurred by each of them in connection with preparation, negotiation, execution and delivery, and where appropriate, registration, of the Operative Documents (and all matters incidental thereto), the administration of the transactions contemplated by the Operating Documents (including, without limitation the administration of this Agreement, the other Operative Documents and the Security Documents) and the preservation or enforcement of any of their respective rights or in connection with any amendments, waivers or consents required under this Agreement. The Funding Agents, the Disbursement Agent, the Collateral Agent and the Nevada Collateral Agent will reasonably consult with the Company on a regular basis with respect to on-going costs of such Persons' consultants and advisors and unless a Potential Event of Default or Event of Default shall have occurred and be continuing, if requested by the Company, the Funding Agents, the Disbursement Agent, Collateral Agent and the Nevada Collateral Agent may agree with the Company that such costs be subject to a reasonable fee cap.

               11.13.2 Foreclosure. The provisions of this Section 11.13 shall survive foreclosure of the Security Documents and satisfaction or discharge of the Company's obligations hereunder, and shall be in addition to any other rights and remedies of any the Funding Agents, the Disbursement Agent, Collateral Agent and the Nevada Collateral Agent.

               11.13.3 Payment Due Dates. Any amounts payable by the Company pursuant to this Section 11.13 shall be payable thirty (30) Banking Days after the Company receives an invoice for such amounts from the Funding Agents, the Disbursement Agent, Collateral Agent or the Nevada Collateral Agent, as the case may be.

         11.14 COUNTERPARTS. This Agreement may be executed in one or more duplicate counterparts (including by facsimile) and when signed by all of the parties listed below shall constitute a single binding agreement.

         11.15 TERMINATION; REMOVAL OF 2014 NOTES INDENTURE TRUSTEE AND
2014 NOTEHOLDERS AS BENEFICIARIES. This Agreement shall, subject to Section
11.11 and to the next sentence, terminate and be of no further force or effect on the Last Project Final Completion Date upon completion of the transfer and release of funds contemplated by Section 2.9.3 (other than amounts on deposit in the Project Liquidity Reserve Account that are not yet eligible for release to the Company pursuant to Section 2.2.8). The provisions of Article 9 and
Section 11.13 shall survive the termination of this Agreement. The provisions of Section 2.2.8 with respect to the Project Liquidity Reserve Account shall survive until all amounts on deposit therein are released to the Company pursuant to Section 2.2.8. This Agreement shall cease to apply to or otherwise govern the Phase I Project from and after the Phase I Final Completion Date.

               11.15.1 The 2014 Notes Indenture Trustee shall cease to be a party to this Agreement on the date that the 2014 Notes Proceeds Account is Exhausted. On such date, (i) the 2014 Notes Indenture Trustee shall have no further rights or obligations hereunder, (ii) neither the 2014 Notes Indenture Trustee nor the 2014 Noteholders shall be entitled to any of the benefits of this Agreement (other than Section 11.13), (iii) this Agreement shall automatically be amended to delete all references to the 2014 Notes Indenture Trustee and the 2014 Noteholders to reflect that the 2014 Notes Indenture Trustee is no longer a party to this Agreement and to further reflect that neither the 2014 Notes Indenture Trustee nor the 2014 Noteholders shall be entitled to any of the benefits of this Agreement (except for the indemnities set forth in Section 11.13) and (iv) this Agreement shall automatically be amended to delete each reference to "Funding Agent" and replace each such reference with a reference to "Bank Agent".

         11.16 AMENDMENTS

               The Bank Agent (acting under the Bank Credit Agreement) may amend this Agreement without the 2014 Notes Indenture Trustee's consent; provided, however that the Bank Agent shall not be entitled to amend the funding allocation between the 2014 Notes Proceeds Account and the Bank Credit Facility set forth in Section 2.4.1 (clause second). Except as otherwise provided in the preceding sentence, any amendment to this Agreement must be in writing and must be signed by each party hereto.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

COMPANY:
-------

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:      Wynn Resorts Holdings, LLC,
         a Nevada limited liability company,
         its sole member

         By:      Wynn Resorts, Limited,
                  a Nevada corporation,
                  its sole member


                  By: /s/ Ronald J. Kramer
                      ---------------------------
                  Name:  Ronald J. Kramer
                  Title: President


BANK AGENT:
----------

DEUTSCHE BANK TRUST COMPANY AMERICAS


By: /s/ Steven P. Lapham
    ---------------------------
Name:  Steven P. Lapham
Title: Managing Director


By: /s/ Brenda Casey
    ---------------------------
Name:  Brenda Casey
Title: Vice President


2014 NOTES INDENTURE TRUSTEE:
----------------------------

U.S. BANK NATIONAL ASSOCIATION


By: /s/ Lori Anne Rosenberg
    ---------------------------
Name:  Lori Anne Rosenberg
Title: Vice President


DISBURSEMENT AGENT:
------------------

DEUTSCHE BANK TRUST COMPANY AMERICAS


By: /s/ Steven P. Lapham
    ---------------------------
Name:  Steven P. Lapham
Title: Managing Director


By: /s/ Brenda Casey
    ---------------------------
Name:  Brenda Casey
Title: Vice President

                                                         EXHIBIT A to the
                                                   Disbursement Agreement


                                  DEFINITIONS
                                  -----------

                  "Additional Construction Agreements" means any other documents or agreements entered into after the Closing Date relating to the development, design, engineering, installation or construction of a Project (including, without limitation, any Contracts with respect to the Phase II Project).

                  "Advance" means (a) with respect to the Bank Credit Facility, an advance of Loans deposited in the Disbursement Account or a transfer of funds from the Bank Proceeds Account to the Disbursement Account or the issuance of a Letter of Credit thereunder, (b) with respect to the 2014 Notes, a transfer of funds from the 2014 Notes Proceeds Account to the Disbursement Account, (c) with respect to amounts on deposit in the Company's Funds Account, a release of funds from the Company's Funds Account and (d) a transfer of funds from the Completion Guaranty Deposit Account or the Project Liquidity Reserve Account to the Disbursement Account pursuant to Section 5.5.3.

                  "Advance Confirmation Notice" has the meaning given in
Section 2.3.2(a)(i) of the Disbursement Agreement.

                  "Advance Date" means the date on which an Advance is required to be deposited in the Disbursement Account pursuant to Section 2.3.3(a)(i) of the Disbursement Agreement.

                  "Advance Request" means an advance request and certificate in the form of Exhibit C-1 to the Disbursement Agreement.

                  "Affiliate" as applied to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with") as applied to any Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Affiliate Real Estate Agreements" means, collectively, the Golf Course Lease, the Water Access Easement and the Shuttle Easement.

                  "Anticipated Cost Reports" means, collectively, the Phase I Anticipated Cost Report and, from and after the Phase II Approval Date, the Phase II Anticipated Cost Report.

                  "Anticipated Earnings" means, at any time, with respect to the 2014 Notes Proceeds Account, the Company's Funds Account, the Completion Guaranty Deposit Account, the Bank Proceeds Account and the Project Liquidity Reserve Account, respectively, the amount of investment income which the Company reasonably determines with the concurrence of the Disbursement Agent (acting in its sole discretion exercised in good faith) will accrue on the funds in each such Company Account through the anticipated Completion Date of the last Project, taking into account the current and future anticipated rates of return on Permitted Investments in such Company Accounts and the anticipated times and amounts of draws from each such Company Account for the payment of Project Costs.

                  "Arrangers" shall have the meaning given in the Bank Credit Agreement.

                  "Availability Period" shall mean the period commencing on the Closing Date and ending on the earlier to occur of (a) the Last Project Final Completion Date and (b) (i) with respect to Project Costs allocated to the Phase I Project in the Phase I Project Budget, the Outside Phase I Completion Deadline and (ii) with respect to Project Costs allocated to Phase II Project in the Phase II Project Budget, the Phase II Revolving Commitment Sunset Date (if the Phase II Approval Date has not previously occurred), and otherwise, the Outside Phase II Completion Deadline.

                  "Available Funds" means, from time to time, the sum of (i) the unutilized Commitments (excluding $550,000,000 prior to the Phase II Approval Date), plus (ii) the aggregate then undrawn and unexpired amount of the standby Letters of Credit then outstanding under the Bank Credit Facility to the extent issued in respect of Project Costs, plus (iii) the aggregate of the amounts on deposit in the Company's Funds Account (excluding funds transferred from the Completion Guaranty Deposit Account to the Company's Funds Account pursuant to Section 5.5.1 of the Disbursement Agreement to the extent such funds would not count as Available Funds under clause (iv) hereof had such funds remained on deposit in the Completion Guaranty Deposit Account) and the 2014 Notes Proceeds Account and all Anticipated Earnings thereon, plus
(iv) the aggregate amount which the Company is entitled to withdraw from the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account pursuant to Section 5.5.3(a) of the Disbursement Agreement but which it has not withdrawn from such Company Accounts, plus (v) all Anticipated Earnings on the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account, plus (vi) the aggregate of the amounts on deposit in the Bank Proceeds Account and the Cash Management Account (after giving effect to any transfers of earnings thereon to the Company's Funds Account as contemplated in the Disbursement Agreement), plus (vii) the lesser of (A) the aggregate amount of Project Costs with respect to the Phase I Project or the Phase II Project, as the case may be, which the Construction Guarantor and/or the applicable Primary Contractor has agreed or confirmed in writing, to the reasonable satisfaction of the Disbursement Agent, that it is responsible for paying (on a timely basis relative to the Project's cash needs) from its own funds but which it has not yet paid, but only to the extent that such funds have been deposited in an account which is subject to a perfected first priority security interest in favor of the Disbursement Agent on behalf of the Secured Parties and (B) the aggregate amount of Remaining Costs for the "GMP Contract" Line Item Category allocated to such Project in the applicable Project Budget plus, (viii) from and after the Phase II Approval Date, the Phase I Excess Cash Flow Credit Amount.

                  "Bank Agent" means Deutsche Bank Trust Company Americas in its capacity as Administrative Agent under the Bank Credit Agreement and its successors in such capacity.

                  "Bank Credit Agreement" means that certain Credit Agreement dated as of December 14, 2004 among the Company, the Bank Agent, Deutsche Bank Securities Inc., as lead arranger and joint book-running manager, Bank of America, N.A., as syndication agent, Banc of America Securities LLC, as joint book-running manager, Bear Stearns Corporate Lending, Inc., as joint documentation agent, Bear, Stearns & Co. Inc., as arranger and joint book-running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book-running manager, Societe Generale, as joint documentation, and SG Americas Securities, LLC, as arranger and joint book-running manager and the Bank Lenders, as amended, modified or supplemented from time to time, or any permitted refinancings thereof.

                  "Bank Credit Facility" means, collectively, the term loan credit facility and the revolving facility described in and made available from time to time to the Company by the Bank Lenders under the Bank Credit Agreement.

                  "Bank Environmental Indemnity Agreements" means those certain Indemnity Agreements dated as of December 14, 2004 and made by each of the Company, Wynn Golf and Wynn Sunrise for the benefit of the Bank Agent and certain other indemnified parties.

                  "Bank Guarantee" means that certain Guarantee dated as of December 14, 2004 executed by the Company and each other Loan Party, in favor of the Collateral Agent.

                  "Bank Lenders" has the meaning given to the term "Lenders" in the Bank Credit Agreement.

                  "Bank Proceeds Account" means the account referenced in
Section 2.2.5 of the Disbursement Agreement and established pursuant to the Company Disbursement Collateral Account Agreement.

                  "Bank Revolving Facility" means the revolving loan credit facility described in and made available from time to time to the Company by the Bank Lenders under the Bank Credit Agreement.

                  "Banking Day" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or Nevada or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close, and (b) with respect to all notices, determinations, fundings and payments in connection with the "Eurodollar Rate" (as defined in the Bank Credit Agreement) or any "Eurodollar Loans" (as defined in the Bank Credit Agreement"), any day that is a Banking Day described in clause (a) above and that is also a day for trading by and between banks in Dollar deposits in the London, England interbank market.

                  "Bankruptcy" means, with respect to any Person, that (i) a court having jurisdiction over any Project Security shall have entered a decree or order for relief in respect of such Person in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order has not been stayed; or any other similar relief shall have been granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against such Person, under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction over any Project Security for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of such Person, for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such Person, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or (iii) such Person shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or such Person shall make any assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and payable or if the fair market value of its assets does not exceed its aggregate liabilities; or (iv) such Person shall, or the board of directors, manager or managing member of such Person (or any committee thereof) shall, adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (iii) above.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute thereto.

                  "Building Department" means the Clark County Building Department.

                  "Buy-Sell Agreement" means that certain Buy-Sell Agreement dated as of June 13, 2002 among Stephen A. Wynn, an individual, Kazuo Okada, an individual, Aruze USA, Inc., a Nevada corporation, and Aruze Corp., a Japanese public corporation, as supplemented by that certain Agreement, dated as of June 13, 2002, between Stephen A. Wynn, an individual, and Wynn Resorts, Limited, a Nevada corporation.

                  "Cash Management Account" means the account referenced in
Section 2.2.4 of the Disbursement Agreement and established pursuant to the Local Company Collateral Account Agreement.

                  "Capital Corp." means Wynn Las Vegas Capital Corp., a Nevada corporation.

                  "Closing Date" means the first date on which each of the conditions precedent listed in Section 3.1 of the Disbursement Agreement have been satisfied or waived.

                  "Closing Date Outstanding Releases" has the meaning given in
Section 3.1.36 of the Disbursement Agreement.

                  "Closing Transactions" means all transactions contemplated to occur on the Closing Date pursuant to the Offering Memorandum, dated as of November 22, 2004, relating to the offering by the Company and Wynn Las Vegas Capital Corp. of the 2014 Notes, including the "Refinancing Transactions" as such term is defined in the Bank Credit Agreement.

                  "Closing Financing Agreements" has the meaning given in
Section 3.1.1 of the Disbursement Agreement.

                  "Collateral Account Agreements" means, collectively, the Company Collateral Account Agreements, the Completion Guaranty Collateral Account Agreement and any other collateral account agreement entered into on or after the Closing Date granting any one or more of the Secured Parties a security interest in any account.

                  "Collateral Agent" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the Intercreditor Agreement and its successors in such capacity.

                  "Collateral Agency Agreement" means that certain Collateral Agency Agreement dated as of December 14, 2004 among the Bank Agent, the 2014 Notes Indenture Trustee and the Nevada Collateral Agent.

                  "Commitment" means the aggregate principal amount of all Loans to the Company which may be made under the Bank Credit Facility for the purpose of financing Project Costs.

                  "Commitment Letter" means that certain Commitment Letter dated November 15, 2004, among Wynn Resorts, Limited, the Company, Deutsche Bank Securities, Inc., Bank of America Securities LLC, Bank of America, N.A., Bear Sterns Corporate Lending, Inc., Bear, Sterns & Co. Inc., JPMorgan Chase Bank, J.P. Morgan Securities Inc., Societe Generale, SG Americas Securities, LLC and those certain initial agents and arrangers party thereto.

                  "Company" means Wynn Las Vegas, LLC, a Nevada limited liability company.

                  "Company Accounts" means the Company's Funds Account, the 2014 Notes Proceeds Account, the Disbursement Account, the Cash Management Account, the Company's Payment Account, the Bank Proceeds Account, the Completion Guaranty Deposit Account, the Project Liquidity Reserve Account and any sub-accounts thereof or any successor accounts or sub-accounts established pursuant to the Collateral Account Agreements.

                  "Company Accounts Collateral" has the meaning given in
Section 10.3 of the Disbursement Agreement.

                  "Company Collateral Account Agreements" means, collectively, the Company Disbursement Collateral Account Agreement and the Local Company Collateral Account Agreements.

                  "Company Disbursement Collateral Account Agreement" means that certain Disbursement Collateral Account Agreement dated as of December 14, 2004 among the Company, the Collateral Agent and the Securities Intermediary.

                  "Company's Closing Certificate" means a Closing Certificate in the form of Exhibit B-1 to the Disbursement Agreement.

                  "Company's Funds Account" means the account referenced in
Section 2.2.1 of the Disbursement Agreement and established pursuant to the Company Disbursement Collateral Account Agreement.

                  "Company's Payment Account" means the account referenced in
Section 2.2.6 of the Disbursement Agreement and established pursuant to the Local Company Collateral Account Agreement.

                  "Company's Phase II Approval Date Certificate" means a certificate substantially in the form of Exhibit R-1 to the Disbursement Agreement.

                  "Completion" means that, for the applicable Project, each of the following has occurred:

                  (a) the Opening Date for such Project shall have occurred;

                  (b) all Contractors and Subcontractors have been paid in full for all work performed with respect to such Project (other than (A) Retainage Amounts and other amounts that, as of the Completion Date for such Project, are being withheld from the Contractors and Subcontractors in accordance with the provisions of the Project Documents, (B) amounts being contested in accordance with the Financing Agreements so long as adequate reserves have been established through an allocation in the Anticipated Cost Report for such Project and in accordance with any requirements of such Financing Agreements and (C) amounts payable in respect of Project Punchlist Items for such Project to the extent not covered by the foregoing clause (A));

                  (c) for Project Punchlist Items, a list of any remaining Project Punchlist Items for such Project (including the estimated cost of each such remaining Project Punchlist Item) shall have been delivered to the Construction Consultant and the Disbursement Agent by the Company and approved by the Construction Consultant as a reasonable final punchlist (such approval not to be unreasonably withheld);

                  (d) with respect to the Phase I Project, the Phase I Primary Contractor, the Phase I Golf Course Contractor, the Phase I Parking Structure Contractor, the Phase I Architect, the Phase I Golf Course Designer, and the Phase I Aqua Theater and Showroom Designer, and, with respect to the Phase II Project, the Phase II Major Contractors and the Phase II Major Architects, each shall have delivered its Completion Certificate certifying, among other things, as to "substantial completion" of the work under its respective Construction Agreement with respect to such Project has occurred and such certifications shall have been accepted by the Company and the Construction Consultant in accordance with Section 6.2.2 of the Disbursement Agreement; and

                  (e) for each Contract and Subcontract for which a Payment and Performance Bond is required pursuant to Section 5.9 of the Disbursement Agreement and for which the Company (or the applicable Contractor) will release retainage as a result of Completion of such Project being achieved, the Company shall have delivered from the surety under each such Payment and Performance Bond
                           (i) a "Consent of Surety to Reduction in or Partial Release of Retainage" (AIA form G707A) if a partial release of Retainage Amounts held under such Contract or Subcontract will be made or (ii) a "Consent of Surety to Final Payment" (AIA form
                           G707) if a release of all Retainage Amounts held under such Contract or Subcontract will be made).

                  "Completion Certificates" means, collectively, with respect to each Project, the Completion Certificates substantially in the form of Exhibits T-1, T-2, T-3, T-4, T-5, T-6, T-7, T-8, T-9 and T-10 to the
Disbursement Agreement to be delivered by the Company, the Construction Consultant, the Project Architects, the Primary Contractors, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer, the Phase I Golf Course Contractor, the Phase I Parking Structure Contractor, the Phase II Major Architects and the Phase II Major Contractors, as the case may be, relating to Completion of each Project.

                  "Completion Date" means the Phase I Completion Date or the Phase II Completion Date, as the case may be.

                  "Completion Guarantor" means Wynn Completion Guarantor, LLC, a Nevada limited liability company.

                  "Completion Guaranty" means that certain Completion Guaranty dated as of December 14, 2004 executed by the Completion Guarantor in favor of the Bank Agent and the 2014 Notes Indenture Trustee.

                  "Completion Guaranty Collateral Account Agreement" means that certain Completion Guaranty Collateral Account Agreement dated as of December 14, 2004 among the Completion Guarantor, the Collateral Agent and the Securities Intermediary.

                  "Completion Guaranty Deposit Account" means the account referenced in Section 2.2.7 of the Disbursement Agreement and established pursuant to the Completion Guaranty Collateral Account Agreement.

                  "Completion Guaranty Release Certificate" means the Completion Guaranty Release Certificates substantially in the form of Exhibits R-6 and R-7 to the Disbursement Agreement to be delivered by the Company and the Construction Consultant.

                  "Completion Guaranty Release Conditions" means that (a) the Phase I Substantial Completion Date and the Phase I Completion Date shall have occurred and either (i) the Phase II Completion Date (if the Phase II Approval Date shall have occurred prior to the Phase II Revolving Commitment Sunset
Date) shall have occurred or (ii) the Phase II Revolving Commitment Sunset Date (if the Phase II Approval Date shall have not occurred prior to the Phase II Revolving Commitment Sunset Date) shall have occurred, (b) a Notice of Completion has been posted with respect to each Project and recorded in the Office of the County Recorder of Clark County, Nevada and the statutory period for filing mechanics liens under Nevada law with respect to work performed before filing such Notice of Completion has expired, (c) the Funding Agents have received final 101.6 endorsements from the Title Insurer insuring the priority of their respective Liens on the Project Security, (d) the Company shall have delivered to the Disbursement Agent, the Bank Agent and the 2014 Notes Indenture Trustee its Completion Guaranty Release Certificate certifying that (i) all Project Punchlist Items have been completed for each Project other than Punchlist Items with an aggregate value (as reasonably determined by the Construction Consultant) of not more than $17.5 million so long as 150% of the Project Punchlist Completion Amount for such uncompleted Punchlist Items shall have been reserved in the Company's Funds Account, the Bank Proceeds Account and/or the Completion Guaranty Deposit Account and (ii) the Company has settled with the Contractors all claims for payments and amounts due under the Contracts and the Company has received a final lien release from each Contractor and Subcontractor as required under the Disbursement Agreement, each in the form of Exhibit H-3 of the Disbursement Agreement, other than with respect to disputed claims (including claims subject to audit before payment) not exceeding $15.0 million in the aggregate so long as an amount equal to such disputed amounts shall have been reserved in the Company's Funds Account, the Bank Proceeds Account and/or the Completion Guaranty Deposit Account, (e) the Construction Consultant shall have delivered its Completion Guaranty Release Certificate, and (f) the Company shall have delivered from the surety under each Payment and Performance Bond required pursuant to Section 5.9 of the Disbursement Agreement a "Consent of Surety to Final Payment" (AIA form G707) other than with respect to Contracts and Subcontracts which the Company is disputing amounts in accordance with clause
(d)(ii) above.

                  "Completion Guaranty Release Date" means the date on which the Disbursement Agent countersigns the Company's Completion Guaranty Release Certificate acknowledging that Completion Guaranty Release Conditions have been satisfied.

                  "Consents" means consents to the collateral assignment by the Company of Material Project Documents in substantially the form of Exhibit P to the Disbursement Agreement (or as otherwise approved by the Majority of the Arrangers (in the case of Section 3.4) or the Bank Agent (in the case of Section 6.5), as applicable).

                  "Construction Agreements" means each Contract, each Payment and Performance Bond and the Construction Guaranty and each other guarantee related to any Contract.

                  "Construction Consultant" means Inspection & Valuation International, Inc. or any other Person appointed from time to time in accordance with Section 8.1 of the Disbursement Agreement, to serve as the Construction Consultant under the Disbursement Agreement.

                  "Construction Consultant Engagement Agreement" means that certain proposal letter dated as of December 8, 2004 by and among the Construction Consultant, the Disbursement Agent, the Bank Agent and the 2014 Notes Indenture Trustee.

                  "Construction Consultant's Advance Certificate" means a certificate in the form of Exhibit C-2 to the Distribution Agreement.

                  "Construction Consultant's Closing Certificate" means a closing certificate in the form of Exhibit B-2 to the Disbursement Agreement.

                  "Construction Consultant's Report" means a report or an updated report of the Construction Consultant delivered to the Disbursement Agent, the Bank Agent and/or the Representatives of the Initial Purchasers pursuant to Section 3.1.10 and Section 3.4.8 of the Disbursement Agreement and stating, among other things, that (a) the Construction Consultant has reviewed the Material Project Documents, the Plans and Specifications, and other material information reasonably deemed necessary by the Construction Consultant for the purpose of evaluating whether the applicable Project can be constructed and completed in the manner contemplated by the Operative Documents and (b) based on its review of such information, the Construction Consultant is of the opinion that the Phase I Project or the Phase II Project, as applicable, can be constructed in the manner contemplated by the Operative Documents and, in particular, that each Project can be constructed and completed in accordance with the Material Project Documents and the Plans and Specifications within the parameters set by the Project Schedule and the Project Budget for such Project.

                  "Construction Guarantor" means Austi, Inc., a Nevada corporation.

                  "Construction Guaranty" means that certain Amended and Restated Continuing Guaranty dated as of October 22, 2002, executed by the Construction Guarantor in favor of the Company.

                  "Contractors" means any architects, consultants, designers, contractors, Subcontractors, suppliers, laborers or any other Persons engaged by any Loan Party in connection with the design, engineering, installation and construction of the Projects (including the Project Architects, the Primary Contractors, the Phase I Golf Course Contractor, the Phase I Parking Structure Contractor, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer, the Phase II Major Architects and the Phase II Major Contractors).

                  "Contracts" means, collectively, the contracts entered into, from time to time, between any Loan Party and any Contractor for performance of services or sale of goods in connection with the design, engineering, installation or construction of any Projects.

                  "Debt Service" means all principal payments, interest or premium, if any, and other amounts payable or accrued from time to time under the Bank Credit Agreement or the 2014 Notes.

                  "Deeds of Trust" means, collectively, the Wynn Las Vegas Deed of Trust, the Wynn Sunrise Deed of Trust and the Wynn Golf Deed of Trust.

                  "De Minimis Scope Change(s)" means any Scope Change which does not increase or decrease the amount of Project Costs for any particular Project by more than $250,000; provided that, the aggregate absolute value of all such De Minimis Scope Changes for any particular Project may not exceed $10,000,000, in the aggregate.

                  "Development Agreements" means collectively, (a) that certain Restrictive Covenant Running with the Land by and between Clark County, Nevada and Sheraton Desert Inn Corporation, dated as of December 9, 1999, (b) that certain Dedication Agreement by and between Clark County, Nevada and Hotel A LLC, a Nevada limited liability company, dated as of May 21, 2002 (c) that certain Road Improvement Agreement, by and between Clark County, Nevada and Sheraton Desert Inn Corporation, dated as of December 21, 1999 and recorded February 4, 2000, in Book 20000204 as Document No. 00871, of Official Records, (d) that certain Off-Site Improvement Agreement, by and between Clark County, Nevada and Wynn Design & Development, LLC, dated as of April 15, 2002 and recorded April 29, 2002, in Book 20020429 as Document No. 03371, of Official Records, (e) that certain Off-Site Improvements Agreement, by and between Clark County, Nevada and Wynn Design & Development, LLC, dated as of April 15, 2002 and recorded April 29, 2002, in Book 20020429 as Document No. 03372, of Official Records, (f) that certain Cost Participation Agreement for Pedestrian Bridges at Spring Mountain Road and Las Vegas Boulevard South, by and between Clark County, Nevada and the Company, dated as of January 21, 2003 and recorded January 29, 2003, in Book 20030129 as Document No. 03174, of Official Records, and (g) any other agreements relating to the construction of the Projects entered into between the Company and a Governmental Authority.

                  "Disbursement Account" means the account referenced in
Section 2.2.3 of the Disbursement Agreement and established pursuant to the Company Disbursement Collateral Account Agreement.

                  "Disbursement Agent" means Deutsche Bank Trust Company Americas, in its capacity as the disbursement agent under the Disbursement Agreement and its successors in such capacity.

                  "Disbursement Agreement" means that certain Master Disbursement Agreement dated as of December 14, 2004 among the Company, the Bank Agent, the 2014 Notes Indenture Trustee and the Disbursement Agent.

                  "Dollar" and "$" means dollars in lawful currency of the United States of America.

                  "Entertainment Facility" means the Avenue Q showroom or entertainment facility adjoining the Phase I Project on the Site.

                  "Event of Default" has the meaning given in Section 7.1 of the Disbursement Agreement.

                  "Event of Force Majeure" means any event that causes a delay in the construction of the Projects and is outside any Loan Party's reasonable control but only to the extent (a) such event does not arise out of the negligence or willful misconduct of any Loan Party and (b) such event consists: of an Act of God (such as tornado, flood, hurricane, etc.); fires and other casualties; strikes, lockouts or other labor disturbances (except to the extent taking place at the Site only); riots, insurrections or civil commotions; embargoes, shortages or unavailability of materials, supplies, labor, equipment and systems that first arise after the Closing Date, but only to the extent caused by another act, event or condition covered by this clause
(b); the requirements of law, statutes, regulations and other Legal Requirements enacted after the Closing Date; orders or judgments; or any similar types of events, provided that the Company has sought to mitigate the impact of the delay.

                  "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following: (i) any loss, destruction or damage of such property or asset; (ii) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; or (iii) any settlement in lieu of clause (ii) above.

                  "Exhausted" means, (a) with respect to the Bank Credit Facility, the time at which the Commitment under such Facility has been utilized, the Bank Proceeds Account, as the case may be, has no funds remaining on deposit therein and no further Advances are available thereunder for the payment of Project Costs, (b) with respect to the 2014 Notes, the time at which no funds remain in the 2014 Notes Proceeds Account and (c) with respect to the Company's Funds Account, the Completion Guaranty Deposit Account or the Project Liquidity Reserve Account, the time at which no funds remain on deposit therein.

                  "Facility" or "Facilities" means, as the context may require, any or all of the Bank Credit Facility and the 2014 Notes Proceeds.

                  "Facility Agreements" means, collectively, the Bank Credit Agreement and the 2014 Notes Indenture.

                  "Fairway Villas" means the eighteen additional luxury suites fairway villas to be built as part of the Phase I Project on the portion of the Phase I Site referred to as "Area 7" under the Phase I Primary Construction Contract.

                  "Final Completion" means that, with respect to each Project:
(a) the Completion Date for such Project shall have occurred, (b) such Project shall have received a permanent certificate of occupancy from the Building Department (and copies of such certificate shall have been delivered to the Disbursement Agent, the Bank Agent, and the Construction Consultant), (c) a Notice of Completion has been posted with respect to such Project and recorded in the Office of the County Recorder of Clark County, Nevada and the statutory period for filing mechanics liens under Nevada law with respect to work performed before filing such Notice of Completion has expired, (d) the Funding Agents have received final 101.6 endorsements from the Title Insurer insuring the priority of their respective Liens on the Project Security, (e) the Company shall have delivered to the Disbursement Agent, the Bank Agent and the 2014 Notes Indenture Trustee its Final Completion Certificate certifying that
(i) all Project Punchlist Items for such Project have been completed and the Company has settled with the Contractors all claims for payments and amounts due under the Contracts relating to such Project and the Company has received a final lien release from each Contractor and Subcontractor as required under the Disbursement Agreement, each in the form of Exhibit H-3 of the Disbursement Agreement, (f) the Construction Consultant and the Project Architect and the Primary Contractor for such Project each shall have delivered its Final Completion Certificate and the Company and the Construction Consultant shall have accepted the Primary Contractor's Final Completion Certificate in accordance with Section 6.2.2 of the Disbursement Agreement, (g) the Company shall have delivered to the Funding Agents and the Construction Consultant an "as built survey" of such Project, and (h) the Company shall have delivered from the surety under each Payment and Performance Bond delivered in connection with any Contracts relating to such Project required pursuant to Section 5.9 of the Disbursement Agreement a "Consent of Surety to Final Payment" (AIA form G707).

                  "Final Completion Certificates" means, collectively, the Final Completion Certificates in substantially the forms of Exhibits U-1, U-2, U-3, U-4, U-5 and U-6 to the Disbursement Agreement to be delivered by the Company, the Construction Consultant, the Project Architects and the Primary Contractors, as the case may be.

                  "Final Completion Date" means, with respect to each Project, the date on which the Disbursement Agent countersigns the Company's Final Completion Certificate pursuant to Section 2.9 of the Disbursement Agreement acknowledging that Final Completion of such Project has occurred.

                  "Final Plans and Specifications" means, with respect to any particular work or improvement, Plans and Specifications which (i) have received final approval from all Governmental Authorities required to approve such Plans and Specifications prior to completion of the work or improvements;
(ii) contain sufficient specificity to permit the completion of the work or improvement and (iii) are consistent with the standards set forth in Exhibits V-1 and V-2 of the Disbursement Agreement.

                  "Financing Agreements" means, collectively, the Disbursement Agreement, the Bank Credit Agreement, the 2014 Notes Indenture, the Security Documents, the 2014 Notes, the Collateral Agency Agreement, any fee letters or engagement letters to which the Arrangers, the Bank Agent, the Collateral Agent, the Nevada Collateral Agent or the Disbursement Agent is a party, and any other loan or security agreements entered into on, prior to or after the Closing Date with the Disbursement Agent, the Bank Agent, the 2014 Notes Indenture Trustee, the Collateral Agent or the Nevada Collateral Agent in connection with the financing of the Projects.

                  "Funding Agents" means, subject to Section 11.15 of the Disbursement Agreement, collectively, the Bank Agent and the 2014 Notes Indenture Trustee.

                  "Funding Sources" means the Bank Credit Facility, the 2014 Notes Proceeds, amounts on deposit in the Company's Funds Account and (to the extent permitted under Section 5.5.3 of the Disbursement Agreement) amounts on deposit in the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account.

                  "Gaming/Liquor Licenses" means all licenses, permits, approvals, authorizations, exemptions, waivers, finding of suitability and registrations issued by the Nevada Gaming Authorities and required by the Company and its Affiliates to own and operate the Projects.

                  "Golf Course" means the Tom Fazio/Stephen A. Wynn designed 18-hole golf course to be situated on the Golf Course Land.

                  "Golf Course Land" means the land on which the Golf Course is located, as more particularly described in Part A of Exhibit Q-3 to the Disbursement Agreement.

                  "Golf Course Land Easements" means the easements appurtenant, easements in gross, license agreements and other rights running for the benefit of the Company, or Wynn Golf and/or appurtenant to the Golf Course Land, including, without limitation, those certain easements and licenses described in the Title Policy.

                  "Golf Course Lease" means that certain Golf Course Lease dated as of December 14, 2004 between Wynn Golf, as landlord, and the Company, as tenant.

                  "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including the Nevada Gaming Authorities, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority), any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any arbitrator with authority to bind a party at law.

                  "Hard Costs" means:

                  (a) with respect to the Phase I Project, the Project Costs set forth in the Phase I Project Budget under the following Line Items or Line Item Categories:

                           (i)      GMP Contract Line Item Category;

                           (ii)     Interior Furnishings/Signage/Electronic
                                    Systems Line Item Category;

                           (iii)    Owner FF&E Line Item Category;

                           (iv)     Miscellaneous Capital Projects Line Item
                                    Category;

                           (v)      Golf Course Line Item Category; and

                           (vi)     Parking Garage Line Item Category.

                  (b) with respect to the Phase II Project, the Line Items and Line Item Categories set forth in the Phase II Project Budget delivered by the Company pursuant to Section 3.4.2 and designated by the Company to be associated with Hard Costs (which designation shall be reasonably acceptable to the Disbursement Agent and the Construction Consultant and substantially similar to those designated as Hard Costs for the Phase I Project under clause
(a) above).

                  "Hazardous Substances" means (statutory acronyms and abbreviations having the meaning given them in the definition of "Environmental Laws" under the Bank Credit Agreement) substances defined as "hazardous substances," "pollutants" or "contaminants" in Section 101 of the CERCLA; those substances defined as "hazardous waste" by the RCRA; those substances designated as a "hazardous substance" pursuant to Section 311 of the CWA; those substances regulated as a hazardous chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant to Sections 6 or 7 of the TSCA; those substances defined as "contaminants" by
Section 1401 of the SDWA, if present in excess of permissible levels; those substances regulated by the Oil Pollution Act; those substances defined as a pesticide pursuant to Section 2(u) of the FIFRA; those substances defined as a source, special nuclear or by-product material by Section 11 of the AEA; those substances defined as "residual radioactive material" by Section 101 of the UMTRCA; those substances defined as "toxic materials" or "harmful physical agents" pursuant to Section 6 of the OSHA); those substances defined as hazardous wastes in 40 C.F.R. Part 261.3; those substances defined as hazardous waste constituents in 40 C.F.R. Part 260.10, specifically including Appendix VII and VIII of Subpart D of 40 C.F.R. Part 261; those substances designated as hazardous substances in 40 C.F.R. Parts 116.4 and 302.4; those substances defined as hazardous substances or hazardous materials in 49 C.F.R.
Part 171.8; those substances regulated as hazardous materials, hazardous substances, or toxic substances in any other "Environmental Laws" as such term is defined in the Bank Credit Agreement, and in the regulations adopted and publications promulgated pursuant to said laws, whether or not such regulations or publications are specifically referenced herein.

                  "Home Site Land" means a tract of land of approximately 20 acres located on the Golf Course where residential and non-gaming related developments may be built after release of the Home Site Land in accordance with Section 7.5 of the Bank Credit Agreement and Section 10.03 of the 2014 Notes Indenture.

                  "Improvements" means the buildings, fixtures and other improvements to be situated on the Mortgaged Property.

                  "In Balance" means that, at the time of calculation and after giving effect to any requested Advance (or, if no Advance is then being requested, after deducting from Available Funds the amount of costs incurred but not paid since the date of the immediately preceding Advance), (a) the Unallocated Phase I Contingency Balance equals or exceeds the Required Phase I Minimum Contingency, (b) after the Phase II Approval Date, the Unallocated Phase II Contingency Balance equals or exceeds the Required Phase II Minimum Contingency, (c) the Available Funds equal or exceed the sum of the aggregate Remaining Costs for each Line Item Category allocated to each of the Phase I Project and, after the Phase II Approval Date, the Phase II Project in the applicable Project Budget plus the Required Phase I Minimum Contingency plus the Required Phase II Minimum Contingency and (d) there shall be no negative number identified for any Line Item Category in column L ("Variance Over/Under") of the Summary Anticipated Cost Reports.

                  "Independent Consultants" means, collectively, the Insurance Advisor and the Construction Consultant.

                  "Insurance Advisor" means Marsh USA Inc., or its successor, appointed from time to time in accordance with Section 8.1 of the Disbursement Agreement; provided, however, that the parties acknowledge and agree that, upon the effectiveness of Charlie Moore and Mandy Woods-McNeil's departure from Marsh USA Inc., Moore-McNeil, LLC shall automatically be deemed to be the successor Insurance Advisor to Marsh USA, Inc.

                  "Insurance Advisor's Closing Certificate" means a closing certificate in the form of Exhibit B-3 to the Disbursement Agreement.

                  "Intercreditor Agreement" means that certain Amended and Restated Intercreditor Agreement dated as of December 14, 2004 between the Bank Agent and the 2014 Notes Indenture Trustee.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement (including, without limitation, the "Specified Hedge Agreements" as such term is defined in the Bank Credit Agreement).

                  "IP Security Agreement" means that certain Intellectual Property Security Agreement dated as of December 14, 2004 made by the Company for the benefit of the Collateral Agent.

                  "Koval Land" means the approximately 18 acres of land located across from the Projects on Koval Lane and Sands Avenue and owned as of the Closing Date by Wynn Sunrise.

                  "Las Vegas Jet" means Las Vegas Jet, LLC, a Nevada limited liability company.

                  "Last Project Final Completion Date" means (i) the Final Completion Date of the Phase I Project (if the Phase II Approval Date shall have not occurred on or prior to the Phase II Revolving Commitment Sunset
Date); otherwise (ii) the Final Completion Date of the Phase II Project (if the Phase II Approval Date shall have occurred on or prior to the Phase II Revolving Commitment Sunset Date).

                  "Legal Requirements" means all laws, statutes, orders, decrees, injunctions, licenses, permits, approvals, agreements and regulations of any Governmental Authority having jurisdiction over the matter in question, including, without limitation, Nevada Gaming Laws.

                  "Lender" means any of the Bank Lenders and the 2014
Noteholders.

                  "Letter of Credit" has the meaning given to such term in the Bank Credit Agreement.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof and any option or other agreement to sell or give a security interest in such asset but excluding any license or similar agreement (such as an option to obtain a license) of intellectual property).

                  "Line Item" means each of the individual line items set forth in the Anticipated Cost Reports and the Monthly Requisition Reports (as in effect from time to time), which individual line items shall be reasonably acceptable to the Disbursement Agent and the Construction Consultant.

                  "Line Item Category" means

                  (a) with respect to the Phase I Project Budget, each of the following line item categories:

                           (i)      Land and Buildings;

                           (ii)     Global Express Airplane Purchase;

                           (iii)    GMP Contract;

                           (iv)     Interior Furnishings/Signage/Electronic
                                    Systems;

                           (v)      Owner FF&E;

                           (vi)     Miscellaneous Capital Projects;

                           (vii)    Golf Course;

                           (viii)   Parking Garage;

                           (ix)     Capitalized Interest & Commitment Fees;

                           (x)      Pre-Opening Expense;

                           (xi)     Transaction Fees & Expenses;

                           (xii)    Design and Engineering Fees;

                           (xiii)   Working Capital Requirements at Opening;

                           (xiv)    Entertainment Production;

                           (xv)     Insurance/Utilities/Security;

                           (xvi)    Property Taxes;

                           (xvii)   Government Approvals & Permits;

                           (xviii)  Miscellaneous Operating Costs; and

                           (xix)    Phase I Construction Contingency; and

                  (b) with respect to the Phase II Project Budget, each of the line item categories included in the Phase II Project Budget delivered by the Company and approved by the Majority of the Arrangers pursuant to Section 3.4.2.

                  "Loan Parties" shall mean the Company, Capital Corp., Wynn Sunrise, Wynn Show Performers, Wynn Golf, World Travel, LLC, Las Vegas Jet, and each other Subsidiary of the Company (other than the Completion Guarantor) which is a party to a Material Project Document or a Security Document.

                  "Loans" has the meaning given such term in the Bank Credit Agreement.

                  "Local Company Collateral Account Agreement(s)" means one or more control agreements with respect to the Cash Management Account and the Company's Payment Account substantially in the form of Exhibit I (or as otherwise approved by the Disbursement Agent) and entered into by a bank that is reasonably acceptable to the Disbursement Agent pursuant to Sections 2.2.4 and 2.2.6 of the Disbursement Agreement.

                  "Loss Proceeds" has the meaning given in Section 5.14.1 of the Disbursement Agreement.

                  "Major Project Participant" has the meaning given in the Bank Credit Agreement.

                  "Majority of the Arrangers" shall have the meaning given in the Bank Credit Agreement.

                  "Material Adverse Effect" means a material adverse condition or material adverse change in or affecting (a) the business, assets, liabilities, property, condition (financial or otherwise), results of operations, prospects, value or management of the Company and the other Loan Parties, taken as a whole, or of any Project Credit Support Provider, (b) the Projects, (c) the ability of the Company to achieve the Phase I Opening Date prior to the Phase I Scheduled Opening Date, the Phase I Substantial Completion Date prior to the Phase I Scheduled Substantial Completion Date, the Phase I Completion Date on or prior to the Phase I Scheduled Completion Date, the Phase II Opening Date prior to the Phase II Scheduled Opening Date and the Phase II Completion Date prior to the Phase II Scheduled Completion Date; (d) the validity or enforceability of any Financing Agreement; (e) the validity, enforceability or priority of the Liens purported to be created under the Security Documents; or (f) the rights and remedies of any Secured Party under any Financing Agreement.

                  "Material Construction Agreements" means any of the Phase I Construction Agreements, the Phase I Professional Design Services Agreements, the Construction Guaranty, each Contract entered into with the Phase II Major Contractors or the Phase II Major Architects, and, without duplication, any Construction Agreement with a total contract amount or value in excess of $15,000,000, and each Payment and Performance Bond issued to support any of the foregoing.

                  "Material Project Documents" has the meaning given to the term "Material Contracts" in the Bank Credit Agreement.

                  "Monthly Requisition Report" means one or more Monthly Requisition Reports substantially in the form of Appendix III to Exhibit C-1 to the Disbursement Agreement or as otherwise approved by the Disbursement Agent and which provides the information therein segregated by Line Item Categories and by Line Item for the Phase I Project and, from and after the Phase II Approval Date, the Phase II Project.

                  "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, or any successor thereof.

                  "Mortgaged Property" means, collectively, all real and personal property which is subject or is intended to become subject to the security interests or liens granted by any Deeds of Trust.

                  "Nevada Collateral Agent" means Bank of America, N.A. in its capacity as collateral agent under the Collateral Agency Agreement and its successors in such capacity.

                  "Nevada Gaming Authorities" means, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board, and the Clark County Liquor and Gaming Licensing Board and any other federal, state or local agency having jurisdiction over gaming operations in the State of Nevada.

                  "Nevada Gaming Laws" means the Nevada Gaming Control Act, as codified in Chapter 463 of the Nevada Revised Statutes, as amended from time to time, and the regulations of the Nevada Gaming Commission promulgated thereunder, as amended from time to time, and other laws or regulations promulgated by the Nevada Gaming Authorities and applying to gaming operations in the State of Nevada.

                  "Notice of Advance Request" means a Notice of Advance Request in the form of Exhibit D to the Disbursement Agreement.

                  "Obligations" means (a) all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Company or any other Loan Party to any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of any of Financing Agreements including all interest (including interest accruing after the maturity of the Loans and the 2014 Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, premiums, if any, charges, expenses, attorneys' fees and accountants fees chargeable to any Loan Party in connection with its dealings with the such Loan Party and payable by any Loan Party hereunder or thereunder and including, without limitation, all "Obligations" as defined in the Bank Credit Agreement; (b) any and all sums advanced by the Disbursement Agent or the Collateral Agent in order to preserve the Project Security or preserve any Secured Party's security interest in the Project Security, including all Protective Advances; and (c) in the event of any proceeding for the collection or enforcement of the Obligations after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Project Security, or of any exercise by any Secured Party of its rights under the Security Documents, together with reasonable attorneys' fees and court costs.

                  "Opening Conditions" means, collectively, with respect to each Project, the following:

                  (a) the Funding Agents shall have received from the Company its Opening Date Certificate, pursuant to which the Company certifies that:

                  (i) the construction of such Project and all infrastructure and other improvements required to be constructed under applicable Legal Requirements or pursuant to the Development Agreements shall have been completed (except for Project Punchlist Items with respect to such Project) in accordance with the Plans and Specifications;

                  (ii) all furnishings, fixtures and equipment necessary to use and occupy the various portions of such Project for their intended uses shall have been installed and shall be operational;

                  (iii) all Project Costs (other than Project Costs consisting of (A) Retainage Amounts, and other amounts, that, as of the applicable Opening Date, are being withheld from the Contractors in accordance with the provisions of the Project Documents, (B) amounts being contested in accordance with the Financing Agreements so long as adequate reserves have been established through an allocation in the Anticipated Cost Report for such Project and in accordance with any requirements of such Financing Agreements, (C) amounts payable in respect of Project Punchlist Items with respect to such Project to the extent not covered by the foregoing clause (A) and (D) amounts incurred by any Contractors or Subcontractors within the last thirty (30) days and to be paid under the current Advance Request which has been submitted but not yet disbursed) shall have been paid in full;

                  (iv) such Project shall be served by, and shall be equipped to accept water, gas, electric, sewer, sanitary sewer, storm drain and other facilities and utilities necessary for use of such Project and each portion thereof for its intended uses, which utility service is provided by public or private utilities over utility lines, pipes, wires and other facilities that run solely over public streets or private property (in the case of private property, pursuant to recorded easements);

                  (v) a Project Certificate of Occupancy shall have been issued for such Project and each other Permit required to be obtained prior to opening of such Project shall have been obtained (including the gaming license for the Project);

                  (vi) such Project (other than the premises to be occupied by individual retail and restaurant tenants in such Project) shall be ready to open for business to the general public for its intended uses; provided that in all events all rooms shall be ready for occupancy, and with respect to the Phase I Project, each restaurant shall be ready to open for business, and, at least sixty-seven percent (67%) of the retail tenants shall be ready to open for business and with respect to the Phase II Project, each restaurant shall be ready to open for business and at least sixty-seven percent (67%) of the retail tenants (excluding the Retail Facility) shall be ready to open for business; and

                  (vii) the Company shall have delivered an update to the Projections.

                  (b) the Construction Consultant has delivered its Opening Date Certificate approving the Company's Opening Date Certificate with respect to such Project and the Project Architect has delivered its Opening Date Certificate;

                  (c) the remaining work on the Project shall be such that it will not interfere with or disrupt the operation of such Project for its intended purposes or detract from the aesthetic appearance of such Project other than to a de minimis extent;

                  (d) the failure to complete the remaining work would not interfere with or disrupt the operation of such Project for its intended purposes or detract from the aesthetic appearance of such Project other than to a de minimis extent; and (e) the Company shall have available a fully trained staff to operate such Project in accordance with industry standards;

                           provided, however that the Phase I Project may open for business despite the fact that the Entertainment Facility and the Fairway Villas are not sufficiently completed so as to satisfy the foregoing conditions and the Phase II Project may open for business despite the fact that the Retail Facility is not sufficiently completed so as to satisfy the foregoing conditions.

                  "Opening Date" means, with respect to each Project, the date on which the Disbursement Agent countersigns the Company's Opening Date Certificate for such Project acknowledging that the Opening Conditions have been satisfied and such Project shall be open for business.

                  "Opening Date Certificates" means, collectively, the certificates substantially in the form of Exhibits S-1, S-2, S-3, S-4, S-5 and S-6 to the Disbursement Agreement to be delivered by the Company, the Construction Consultant, the Primary Contractors and the Project Architects, as the case may be.

                  "Operating Costs" means all actual cash costs incurred by the Company and related to the operation of the Projects or any portion thereof in the ordinary course of business, including, without limitation, costs incurred for labor, consumables, utility services, and all other operation related costs; provided that (a) Operating Costs shall not include non-cash charges (including depreciation and amortization) and (b) Debt Service accruing with respect to Advances made under the Bank Credit Agreement or from the 2014 Notes Proceeds Account to pay Project Costs allocated to the Phase I Project under the Phase I Project Budget shall constitute Operating Costs from and after the Phase I Opening Date but not prior to such date.

                  "Operative Documents" means the Financing Agreements and the Project Documents.

                  "Outside Phase I Completion Deadline" means September 30, 2005, as extended pursuant to Section 6.3.2 of the Disbursement Agreement.

                  "Outside Phase I Substantial Completion Deadline" means June 30, 2005, as extended pursuant to Section 6.3.2 of the Disbursement Agreement.

                  "Outside Phase I Opening Deadline" means June 30, 2005, as extended pursuant to Section 6.3.2 of the Disbursement Agreement.

                  "Outside Phase II Completion Deadline" means March 31, 2008, as extended pursuant to Section 6.3.2 of the Disbursement Agreement.

                  "Outside Phase II Opening Deadline" means December 31, 2007, as extended pursuant to Section 6.3.2 of the Disbursement Agreement.

                  "Outstanding Releases" has the meaning given in Section
3.2.7 of the Disbursement Agreement.

                  "Payment and Performance Bond" means any payment and performance bond delivered under any Contract or Subcontract (including the Phase I Primary Contractor Payment and Performance Bond) in favor of the Company or any Primary Contractor, the Collateral Agent, the Bank Agent (acting on behalf of the Bank Lenders) and the 2014 Notes Indenture Trustee (acting on behalf of the 2014 Noteholders) supporting the Contractor's or Subcontractor's obligations under any such Contract.

                  "Permits" means all authorizations, consents, decrees, permits, waivers, exemptions, privileges, approvals from and registrations and filings with all Governmental Authorities necessary for the construction, development, ownership, lease or operation of a Project in accordance with the Operative Documents, including all Gaming/Liquor Licenses.

                  "Permitted Encumbrances" means with respect to the Deed of Trust executed by the Company, the Wynn Las Vegas Permitted Encumbrances; with respect to the Deeds of Trust executed by Wynn Golf, the Wynn Golf Permitted Encumbrances; and with respect to the Deeds of Trust executed by Wynn Sunrise, the Wynn Sunrise Permitted Encumbrances.

                  "Permitted Investments": means, prior to the Last Project Final Completion Date, the following:

                  (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 18 months from the date of acquisition;

                  (b) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clause (a) of this definition; or

                  (c) shares of, or an investment in, the JPMorgan Federal Money Market Fund.

                  "Permitted Liens" means Liens permitted under each of the Facility Agreements.

                  "Person" means any natural person, corporation, partnership, firm, association, Governmental Authority or any other entity whether acting in an individual, fiduciary or other capacity.

                  "Phase I Anticipated Cost Report" means any of the anticipated cost reports in the forms of Exhibit F-3 to the Disbursement Agreement and which provides, for each Line Item Category relating to the Phase I Project, the detailed supporting information broken down by Line Item.

                  "Phase I Aqua Theater and Showroom Design Services Agreements" means (i) that certain Professional Design Services Agreement dated as of October 5, 2001 between the Phase I Aqua Theater and Showroom Designer and the Company; and (ii) that certain Professional Design Services Agreement dated as of June 30, 2004 between the Phase I Aqua Theater and Showroom Designer and the Company.

                  "Phase I Aqua Theater and Showroom Designer" means Marnell Architecture, a Professional Corporation, a Nevada corporation (fka A.A. Marnell II, Chtd.).

                  "Phase I Architect" means Butler/Ashworth Architects Ltd., LLC, a Nevada limited liability company.

                  "Phase I Architect's Agreement" means that certain Agreement between Owner and Project Architect dated as of October 30, 2002 between the Company and the Phase I Architect.

                  "Phase I Completion Date" means the date on which the Disbursement Agent countersigns the Company's Completion Certificate for the Phase I Project (including the Entertainment Facility and the Fairway Villas) pursuant to Section 2.7 of the Disbursement Agreement acknowledging that Completion of the Phase I Project has occurred.

                  "Phase I Construction Agreements" means, collectively, the Phase I Primary Construction Contract, the Phase I Golf Course Construction Contract and the Phase I Parking Structure Construction Contract.

                  "Phase I Excess Cash Flow Credit Amount" means at any given time from and after the Phase II Approval Date, the sum of (1) the sum of all dollar amounts included under the column "Excess Cash Flow" for the then-current calendar quarter and all ensuing calendar quarters (or any portion thereof) prior to the Phase II Scheduled Opening Date included in the Phase I Projected Excess Cash Flow Schedule plus (2) the lesser of: (x) the sum of all dollar amounts included under the column "Excess Cash Flow" from the calendar quarter (or portion thereof) occurring from and after the Phase II Scheduled Opening Date and all ensuing calendar quarters prior to the then-anticipated Phase II Project Final Completion Date included in the Phase I Projected Excess Cash Flow Schedule and (y) the Remaining Costs with respect to the Phase II Project then anticipated to become due and payable from and after the Phase II Scheduled Opening Date. To the extent required, the Excess Cash Flow attributable to any calendar quarter shall be pro-rated based on the number of days in such quarter.

                  "Phase I Golf Course Contractor" means Wadsworth Golf Construction Company.

                  "Phase I Golf Course Construction Contract" means the Lump Sum Agreement, effective as of February 18, 2003, by and between the Company and the Phase I Golf Course Contractor, relating to the construction of the Golf Course, as amended by (i) Change Order No. 1 dated May 21, 2003, (ii) Change Order No. 2 dated September 18, 2003, (iii) Change Order No. 3 dated January 26, 2004, (iv) Change Order No. 4 dated April 5, 2004 and (v) Change Order No. 5 dated September 30, 2004.

                  "Phase I Golf Course Design Services Agreement" means that certain Agreement dated as of October 21, 2002 between the Phase I Golf Course Designer and the Company.

                  "Phase I Golf Course Designer" means T.J.F. Golf, Inc., a Florida corporation.

                  "Phase I Opening Date" means the date on which the Disbursement Agent countersigns the Company's Opening Date Certificate for the Phase I Project (which may exclude the Entertainment Facility and the Fairway Villas) acknowledging that the Opening Conditions for the Phase I Project have been satisfied.

                  "Phase I Parking Structure Construction Contract" means that certain Design/Build Agreement dated as of June 6, 2002 between the Company and the Phase I Parking Structure Contractor, as amended by (i) Change Order No. 1 dated December 27, 2002, (ii) Change Order No. 2 dated February 18, 2003, (iii) Change Order No. 3 dated July 11, 2003, (iv) Change Order No. 4 dated August 29, 2003 and (v) Change Order No. 5 dated March 18, 2004.

                  "Phase I Parking Structure Contractor" means Bomel Construction Co., Inc., a California corporation.

                  "Phase I Primary Contractor" means Marnell Corrao Associates, Inc., a Nevada corporation.

                  "Phase I Primary Construction Contract" means that certain Agreement for Guaranteed Maximum Price Construction Services for Le Reve dated as of June 4, 2002 between the Company and the Phase I Primary Contractor, as amended by (i) Change Order No. 1 dated as of August 12, 2002, (ii) Change Order No. 2 dated as of August 31, 2003, (iii) Change Order No. 3 dated March 31, 2004, (iv) Changer Order No. 4 dated June 30, 2004, (v) Change Order No. 5 dated August 30, 2004 and (vi) Change Order No. 6 dated November 30, 2004.

                  "Phase I Primary Contractor Payment and Performance Bond" means that certain payment and performance bond issued by American International Companies (AIG) and Kemper Insurance, jointly and severally, in favor of the Company, the Bank Agent (acting on behalf of the Bank Lenders) and the 2014 Notes Indenture Trustee (acting on behalf of the 2014 Noteholders) supporting the Phase I Primary Contractor's obligations under the Phase I Primary Construction Contract.

                  "Phase I Professional Design Services Agreements" means, collectively, the Phase I Golf Course Design Services Agreement, the Phase I Aqua Theater and Showroom Design Services Agreements and the Phase I Architect's Agreement.

                  "Phase I Project" means Wynn Las Vegas hotel and casino resort, with related parking structure and golf course facilities to be developed at the Site, all as more particularly described in Exhibit Q-1 to the Disbursement Agreement.

                  "Phase I Project Budget" means the budget for the Phase I Project delivered pursuant to Section 3.1.13 of the Disbursement Agreement, as amended from time to time in accordance with Section 6.3 of the Disbursement Agreement.

                  "Phase I Project Schedule" means the construction schedule for the Phase I Project delivered pursuant to Section 3.1.14 of the Disbursement Agreement, as from time to time in accordance with Section 6.3 of the Disbursement Agreement.

                  "Phase I Projected Excess Cash Flow Schedule" means the schedule of projected "Excess Cash Flow" (as such term is defined in the Bank Credit Agreement) reasonably anticipated by the Company to be generated by operation of the Phase I Project from and after the Phase I Opening Date until the Phase II Project Final Completion Date delivered pursuant to Section
3.1.37 of the Disbursement Agreement and any subsequent or revised schedule adopted as provided in Section 5.1.4(b) of the Disbursement Agreement.

                  "Phase I Reports" shall have the meaning given in Section
3.1.31 of the Disbursement Agreement.

                  "Phase I Required Contractor and Architect Advance Certificates" means, collectively, with respect to each Advance Request relating to the Phase I Project, the certificates substantially in the form of Exhibits C-3, C-4, C-5, C-6, and C-7 to the Disbursement Agreement from the Phase I Architect, the Phase I Primary Contractor, the Phase I Golf Course Designer, the Phase I Golf Course Contractor and the Phase I Aqua Theater and Showroom Designer, as the case may be, required to be attached thereto pursuant to Section 2.3.1(b) of the Disbursement Agreement.

                  "Phase I Scheduled Completion Date" means August 26, 2005, as the same may from time to time be extended pursuant to Section 6.3 of the Disbursement Agreement.

                  "Phase I Scheduled Opening Date" means April 28, 2005, as the same may from time to time be extended pursuant to Section 6.3 of the Disbursement Agreement.

                  "Phase I Scheduled Substantial Completion Date" means April 27, 2005, as the same may from time to time be extended pursuant to Section
6.3 of the Disbursement Agreement.

                  "Phase I Substantial Completion" means that each of the following has occurred:

                  (a) the Opening Date for the Phase I Project shall have occurred under Section 6.4 of the Disbursement Agreement;

                  (b) all Contractors and Subcontractors have been paid in full for all work performed with respect to the Phase I Project (other than (A) Retainage Amounts and other amounts that, as of the Phase I Substantial Completion Date, are being withheld from the Contractors and Subcontractors in accordance with the provisions of the Project Documents, (B) amounts being contested in accordance with the Financing Agreements so long as adequate reserves have been established through an allocation in the Phase I Anticipated Cost Report and in accordance with any requirements of such Financing Agreements, (C) amounts with respect to the Entertainment Facility and the Fairway Villas, and (D) amounts payable in respect of Project Punchlist Items for the Phase I Project (excluding the Entertainment Facility and the Fairway Villas) to the extent not covered by the foregoing clause
                           (A));

                  (c) for Project Punchlist Items, a list of any remaining Project Punchlist Items for the Phase I Project (excluding the Entertainment Facility and the Fairway Villas) (including the cost of each such remaining Project Punchlist Item) shall have been delivered to the Construction Consultant and the Disbursement Agent by the Company and approved by the Construction Consultant as a reasonable final punchlist (such approval not to be unreasonably withheld);

                  (d) the Phase I Primary Contractor, the Phase I Golf Course Contractor, the Phase I Parking Structure Contractor, the Phase I Architect, the Phase I Golf Course Designer and the Phase I Aqua Theater and Showroom Designer each shall have delivered its Completion Certificate certifying, among other things, as to "substantial completion" of the work under its respective Construction Agreement with respect to the Phase I Project (excluding the Entertainment Facility and the Fairway Villas) has occurred and such certifications shall have been accepted by the Company and the Construction Consultant in accordance with Section 6.2.2 of the Disbursement Agreement; and

                  (e) for each Contract and Subcontract for which a Payment and Performance Bond is required pursuant to Section 5.9 of the Disbursement Agreement and for which the Company (or the applicable Contractor) will release retainage as a result of Phase I Substantial Completion being achieved, the Company shall have delivered from the surety under each such Payment and Performance Bond (i) a "Consent of Surety to Reduction in or Partial Release of Retainage" (AIA form G707A) if a partial release of Retainage Amounts held under such Contract or Subcontract will be made or (ii) a "Consent of Surety to Final Payment" (AIA form
                           G707) if a release of all Retainage Amounts held under such Contract or Subcontract will be made).

                  "Phase I Substantial Completion Certificates" means, collectively, the Completion Certificates substantially in the form of Exhibits T-1, T-2, T-3, T-4, T-5, T-6, T-7 and T-8 to the Disbursement Agreement to be delivered by the Company, the Construction Consultant, the Phase I Project Architect, the Phase I Primary Contractor, the Phase I Golf Course Contractor, the Phase I Parking Structure Contractor, the Phase I Golf Course Designer, the Phase I Aqua Theater and Showroom Designer relating to Phase I Substantial Completion of the Phase I Project (excluding the Entertainment Facility and the Fairway Villas).

                  "Phase I Substantial Completion Date" means the date on which the Disbursement Agent countersigns the Company's Phase I Substantial Completion Certificate pursuant to Section 2.6 of the Disbursement Agreement acknowledging that Phase I Substantial Completion has occurred.

                  "Phase I Summary Anticipated Cost Report" means an anticipated cost report in the form of Exhibit F-2 to the Disbursement Agreement and which provides the information indicated therein with respect to the Phase I Project segregated by each Line Item Category.

                  "Phase II Anticipated Cost Report" means any of the anticipated cost reports in the forms of Exhibit F-6 to the Disbursement Agreement and which provides, for each Line Item Category relating to the Phase II Project, the detailed supporting information broken down by Line Item.

                  "Phase II Approval Date" means the date on which the Disbursement Agent and the Bank Agent countersign the Company's Phase II Approval Date Certificate pursuant to Section 3.4 of the Disbursement Agreement.

                  "Phase II Architect" means one or more Contractors reasonably acceptable to the Majority of the Arrangers that enters into the Phase II Architect's Agreement with the Company to design the Phase II Project.

                  Phase II Architect's Agreement" means one or more agreements to be entered into between the Company and the Phase II Architect for the design of the Phase II Project in form and substance reasonably satisfactory to the Majority of the Arrangers.

                  "Phase II Completion Date" means the date on which the Disbursement Agent countersigns the Company's Completion Certificate for the Phase II Project pursuant to Section 2.7 of the Disbursement Agreement acknowledging that Completion of the Phase II Project has occurred.

                  "Phase II Deliverables" means the Phase II Project Budget, the Phase II Project Schedule, the Plans and Specifications relating to the Phase II Project, the updated Construction Consultant's Report and each other document or agreement relating to the Phase II Project required to be delivered by the Company or any other Person under Section 3.4 of the Disbursement Agreement in order to satisfy the conditions precedent to the Phase II Approval Date.

                  "Phase II Fifty Percent Completion Date" means the date on which the following conditions shall have been satisfied as set forth in the Phase II Fifty Percent Completion Date Certificate delivered by the Company and (other than with respect to clause (b)(B) below) confirmed by the Construction Consultant in its Phase II Fifty Percent Completion Date
Certificate: (a) 50% of the work required to achieve completion of the Phase II Project has been completed (determined by (i) the amount of Hard Costs incurred to such date under the Phase II Project Budget (excluding those allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant), as compared to (ii) the total amount of Hard Costs set forth in the Phase II Project Budget (as then in effect) (excluding those allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant) and (b) all Contractors and Subcontractors have been paid in full or will be paid in full with the pending Advance Request for work performed with respect to the Phase II Project through such date (other than (A) Retainage Amounts, and other amounts, that, as of the Phase II Fifty Percent Completion Date, are being withheld from the Contractors and Subcontractors in accordance with the provisions of the Project Documents, and (B) amounts being contested in accordance with the Financing Agreements so long as adequate reserves have been established through an allocation in the Phase II Anticipated Cost Report and in accordance with any requirements of such Financing Agreements) and have provided lien waivers to the extent required under Section 3.2.7 of the Disbursement Agreement for all work performed prior to the Phase II Fifty Percent Completion Date.).

                  "Phase II Fifty Percent Completion Date Certificates" means the certificates issued by the Company and the Construction Consultant substantially in the form of Exhibits R-4 and R-5 to the Disbursement Agreement.

                  "Phase II Land" means approximately 20-acre tract of land upon which the Phase II Project shall be built, as more particularly described in Part C of Exhibit Q-3 to the Disbursement Agreement.

                  "Phase II Major Architects" means the Phase II Architect and each other Contractor designated as such by the Majority of Arrangers (in consultation with the Construction Consultant) that has entered into a Contract with the Company to design a material portion of the Phase II Project.

                  "Phase II Major Architect's Advance Certificate" means, with respect to each Advance Request relating to the Phase II Project after the Phase II Approval Date, a certificate from each Phase II Major Architect, as applicable, in the form of Exhibit C-8 to the Disbursement Agreement required to be attached thereto pursuant to Section 2.3.1(c) of the Disbursement Agreement.

                  "Phase II Major Contractors" means the Phase II Primary Contractor and each other Contractor designated by the Majority of Arrangers (in consultation with the Construction Consultant) that has entered into a Construction Contract with the Company to build a material portion of the Phase II Project.

                  "Phase II Major Contractor's Advance Certificate" means, with respect to each Advance Request relating to the Phase II Project after the Phase II Approval Date, a certificate from each Phase II Major Contractor, as applicable, in the form of Exhibit C-9 to the Disbursement Agreement required to be attached thereto pursuant to Section 2.3.1(c) of the Disbursement Agreement.

                  "Phase II Opening Date" means the date on which the Disbursement Agent countersigns the Company's Opening Date for the Phase II Project pursuant to Section 6.4 of the Disbursement Agreement acknowledging that the Opening Conditions have been satisfied.

                  "Phase II Primary Contractor" means a Contractor reasonably acceptable to the Majority of the Arrangers that enters into the Phase II Primary Construction Contract with the Company to build the Phase II Project.

                  "Phase II Primary Construction Contract" means one or more guaranteed, fixed price construction contracts to be entered into by the Company and a Phase II Primary Contractor for the construction of the Phase II Project in form and substance reasonably satisfactory to the Majority of the Arrangers.

                  "Phase II Project" means Encore at Wynn Las Vegas, a hotel and casino complex to be developed on the Site and integrated with the Phase I Project, as more particularly described in Exhibit Q-2 to the Disbursement Agreement.

                  "Phase II Project Budget" means the budget for the Phase II Project delivered by the Company and approved by the Majority of the Arrangers pursuant to Section 3.4.2 of the Disbursement Agreement, and as amended from time to time in accordance with Section 6.3 of the Disbursement Agreement.

                  "Phase II Project Schedule" means the construction schedule for the Phase II Project delivered by the Company and approved by the Majority of the Arrangers pursuant to Section 3.4.3 of the Disbursement Agreement, as from time to time in accordance with Section 6.3 of the Disbursement Agreement.

                  "Phase II Revolving Commitment Sunset Date" means June 30,
2005.

                  "Phase II Scheduled Completion Date" means the completion date for the Phase II Project set forth in the Phase II Project Schedule delivered by the Company and approved by the Majority of the Arrangers pursuant to Section 3.4.3 of the Disbursement Agreement, as the same may from time to time be extended pursuant to Section 6.3 of the Disbursement Agreement.

                  "Phase II Scheduled Opening Date" means the opening date for the Phase II Project set forth in the Phase II Project Schedule delivered by the Company and approved by the Majority of the Arrangers pursuant to Section
3.4.3 of the Disbursement Agreement, as the same may from time to time be extended pursuant to Section 6.3 of the Disbursement Agreement.

                  "Phase II Summary Anticipated Cost Report" means an anticipated cost report substantially in the form of Exhibit F-5 to the Disbursement Agreement and which provides the information indicated therein with respect to the Phase II Project segregated by each Line Item Category.

                  "Phase II Twenty-Five Percent Completion Date" means the date on which the following conditions shall have been satisfied as set forth in the Phase II Twenty-Five Percent Completion Date Certificate delivered by the Company and (other than with respect to clause (b)(B) below) confirmed by the Construction Consultant in its Phase II Twenty-Five Percent Completion Date Certificate: (a) 25% of the work required to achieve completion of the Phase II Project has been completed (determined by (i) the amount of Hard Costs incurred to such date under the Phase II Project Budget (excluding those allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant), as compared to (ii) the total amount of Hard Costs set forth in the Phase II Project Budget (as then in effect) (excluding those allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant) and (b) all Contractors and Subcontractors have been paid in full or will be paid in full with the pending Advance Request for work performed with respect to the Phase II Project through such date (other than (A) Retainage Amounts, and other amounts, that, as of the Phase II Twenty-Five Percent Completion Date, are being withheld from the Contractors and Subcontractors in accordance with the provisions of the Project Documents, and (B) amounts being contested in accordance with the Financing Agreements so long as adequate reserves have been established through an allocation in the Phase II Anticipated Cost Report and in accordance with any requirements of such Financing Agreements) and have provided lien waivers to the extent required under Section 3.2.7 of the Disbursement Agreement for all work performed prior to the Phase II Twenty-Five Percent Completion Date.).

                  "Phase II Twenty-Five Percent Completion Date Certificates" means the certificates issued by the Company and the Construction Consultant in the form of Exhibits R-2 and R-3 to the Disbursement Agreement.

                  "Plans and Specifications" means all plans, specifications, design documents, schematic drawings and related items for the design, architecture and construction of each Project that are listed on Exhibit Q-4 including, from time to time, any further such plans, specifications, design documents, schematic drawings and related items which are consistent with the standards of Exhibit Q-4 and delivered pursuant to Section 3.2.11 and Section
3.4.6 of the Disbursement Agreement, in each case, as amended in accordance with Section 6.2 of this Disbursement Agreement.

                  "Potential Event of Default" means (i) any event which with the giving of notice, the lapse of time, or both, would constitute an Event of Default and (ii) the occurrence of any "Default" under any Facility Agreement.

                  "Primary Contractors" means, collectively, the Phase I Primary Contractor and the Phase II Primary Contractor.

                  "Primary Construction Contracts" means, collectively, the Phase I Primary Construction Contract and the Phase II Primary Construction Contract.

                  "Project(s)" means, collectively, the Phase I Project and the Phase II Project; provided, however, that, if the Phase II Approval Date has not occurred on or before the Phase II Revolving Commitment Sunset Date, then "Project(s)" shall mean solely the Phase I Project.

                  "Project Architects" means the Phase I Architect and the Phase II Architect.

                  "Project Budget" means collectively, the Phase I Project Budget and, from and after the Phase II Approval Date, the Phase II Project Budget.

                  "Project Budget/Schedule Amendment Certificate" means a certificate substantially in the form of Exhibit E to the Disbursement Agreement delivered from time to time in accordance with Section 6.3 of the Disbursement Agreement. "Project Certificate of Occupancy" means a permanent certificate of occupancy or a temporary certificate of occupancy, in either case, for any Project issued by the Building Department pursuant to applicable Legal Requirements which permanent or temporary certificate of occupancy shall permit such Project to be used for the Project Intended Uses, shall be in full force and effect and, in the case of a temporary certificate of occupancy, if such temporary certificate of occupancy shall provide for an expiration date, the number of days in the period from the Opening Date of such Project to such expiration date shall be not less than 133% of the number of days that the Construction Consultant, pursuant to the applicable Opening Date Certificate, estimates it will take to complete the Project Punchlist Items with respect to such Project (assuming reasonable diligence in performing the same).

                  "Project Costs" means all costs incurred or to be incurred in accordance with the Project Budgets (other than Operating Costs with respect to the Phase I Project incurred from and after the Phase I Opening Date and Operating Costs with respect to the Phase II Project incurred from and after the Phase II Opening Date), which costs shall include, but not be limited to: (a) all costs incurred under the Contracts, (b) Debt Service accruing with respect to Advances made under the Bank Credit Agreement or from the 2014 Notes Proceeds Account to pay Project Costs allocated (i) to either Project under the applicable Project Budget prior to the Phase I Opening Date and (ii) to Phase II Project under the Phase II Project Budget from and after the Phase I Opening Date, (c) reasonable financing, closing and administration costs related to each Project until the Completion Date for such Project including, but not limited to, insurance costs (including, with respect to directors and officers insurance costs, costs relating to such insurance extending beyond the Phase I Completion Date for such Project), guarantee fees, legal fees and expenses, financial advisory fees and expenses, technical fees and expenses (including, without limitation, fees and expenses of the Construction Consultant and the Insurance Advisor), commitment fees, management fees, and corporate overhead agency fees (including, without limitation, fees and expenses of the Disbursement Agent), interest (other than amounts listed in clause (b) above), taxes (including value added tax), and other out-of-pocket expenses payable by the Company under all documents related to the financing and administration of the Phase I Project until the Phase I Opening Date and the Phase II Project until the Phase II Opening Date,
(d) the costs of acquiring Permits for the Phase I Project prior to the Phase I Completion Date and the Phase II Project prior to the Phase II Completion Date, (e) costs incurred in settling insurance claims in connection with Events of Loss and collecting Loss Proceeds at any time prior to the Last Project Final Completion Date, (f) working capital costs incurred in accordance with the Phase I Project Budget prior to the Phase I Opening Date and the Phase II Project Budget prior to the Phase II Opening Date, (g) cash to collateralize commercial letters of credit to the extent that payment of any such cash amount to the vendor or materialman who is the beneficiary of such letter of credit would have constituted a "Project Cost"; provided that the aggregate amount of all such letters of credit outstanding at any one time shall not exceed $25,000,000.

                  "Project Credit Support Providers" means the Construction Guarantor, the Completion Guarantor, the issuers of any Phase I Primary Contractor Payment and Performance Bond and the issuer of any Payment and Performance Bond for the Phase II Primary Contractor.

                  "Project Documents" has the meaning given in the Bank Credit Agreement.

                  "Project Intended Uses" means the intended uses of the Projects, as more particularly set forth in Exhibits Q-1 and Q-2 to the Disbursement Agreement.

                  "Project Liquidity Reserve Account" means the account referenced in Section 2.2.8 of the Disbursement Agreement and established pursuant to the Company Disbursement Collateral Account Agreement.

                  "Project Punchlist Completion Amount" means, from time to time from and after the Completion Date, the estimated cost to complete all remaining Project Punchlist Items if the owner of the Project were to engage independent, reputable and appropriately experienced and licensed contractor(s) to complete such work and no other work (certified by the Company and the Construction Consultant with respect to each Advance from and after the Completion Date for such Project in their respective certificates in the form of Exhibits C-1 and C-2 to the Disbursement Agreement).

                  "Project Punchlist Items" means, with respect to either Project, minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of such Projects (or any Project) for the Project Intended Uses or the ability of the owner or master lessee, as applicable, of any portion of such Projects (or any tenant thereof) to perform work that is necessary or desirable to prepare such portion of such Projects for such use or occupancy; provided that, in all events, "Project Punchlist Items" shall include (to the extent not already completed), without limitation, the items set forth in the punchlist to be delivered by the Company in connection with "substantial completion" under the Primary Construction Contracts and all items that are listed on the "punchlists" furnished by the Building Department, the Nevada Department of Transportation or the Clark County Department of Public Works in connection with, or after, the issuance of the Projects temporary certificate of occupancy as those that must be completed in order for the Building Department to issue such Project a permanent certificate of occupancy.

                  "Project Schedule" means, collectively, the Phase I Project Schedule and, from and after the Phase II Approval Date, the Phase II Project Schedule.

                  "Project Security" means all real and personal property which is subject or is intended to become subject to the security interests or liens granted by any of the Security Documents.

                  "Projections" means the consolidated statements of projected cash flow, projected debt service and projected income of the Company and its consolidated Subsidiaries through the seventh anniversary of the Closing Date (including the Phase I Project and the Phase II Project).

                  "Protective Advances" means any Advances with respect to (i) the payment of any delinquent taxes or insurance premiums owed by any of the Company or its Affiliates with respect to the Projects or other Mortgaged Property, (ii) the removal of any lien or encumbrance on the Projects or the Mortgaged Property or the defense of Company's or any of its Affiliates' title thereto or of the validity, enforceability, perfection or priority of the liens and security interests granted or purported to be granted pursuant to the Security Documents, (iii) the payment of Project Costs after delivery of a Stop Funding Notice by the Disbursement Agent, or (iv) the repair, maintenance, protection or preservation of the value of the Projects or any portion thereof, including, without limitation, for payment of heating, gas, electric and other utility bills.

                  "Realized Savings" means, with respect to each Line Item Category, a decrease in the anticipated cost to complete the work contemplated by such Line Item Category as demonstrated by the Company to the reasonable satisfaction of the Disbursement Agent and the Construction Consultant, and reflected through an amendment of the applicable Project Budget pursuant to
Section 6.3 of the Disbursement Agreement. In addition, prior to the Phase I Completion Date, no Realized Savings obtained with respect to Line Item Categories allocated to the Phase I Project in the Phase I Project Budget may be applied to Line Item Categories allocated to the Phase II Project in the Phase II Project Budget. At no time may Realized Savings obtained with respect to Line Item Categories allocated to the Phase II Project in the Phase II Project Budget be applied to Line Item Categories allocated to the Phase I Project in the Phase I Project Budget.

                  "Remaining Costs" means, at any given time for any Line Item Category or Line Item (other than the "Construction Contingency" Line Item Category), the "Balance to Complete (Net Amount)" set forth in column N of the Monthly Requisition Report (as in effect from time to time); provided, however, that any Remaining Costs which, after a particular date (such as the Phase I Opening Date), do not constitute Project Costs for such Project in accordance with the definition of "Project Costs" shall be disregarded for purposes of calculating whether the Project is In Balance.

                  "Representatives of the Initial Purchasers" means Deutsche Bank Securities, Inc. and Banc of America Securities LLC.

                  "Required Contractor and Architect Advance Certificates" means (a) with respect to the Phase I Project, the Phase I Required Contractor and Architect Advance Certificates and (b) with respect to the Phase II Project, the Phase II Major Contractors Advance Certificates and Phase II Major Architects Advance Certificates.

                  "Required Phase I Minimum Contingency" means (a) from time to time prior to the Phase I Opening Date, $5,000,000; and (c) from time to time after the Phase I Opening Date, the sum of (x) 150% of the Project Punchlist Completion Amount for the Phase I Project, plus (y) until the Phase I Completion Date, $500,000.

                  "Required Phase II Minimum Contingency" means:

                  (a) initially, from time to time prior to the Phase II Twenty-Five Percent Completion Date, seventy-five percent of the amount set forth in the "Phase II Contingency" Line Item Category of the Phase II Project Budget approved by the Majority of the Arrangers pursuant to Section 3.4;

                  (b) from time to time after the Phase II Twenty-Five Percent Completion Date and prior to the Phase II Opening Date, the amount determined pursuant to the following formula:

                  RMC = (IC - $1,500,000) * (1.00 - (PC/100)) + $1,500,000

                  Where:

                  (1)      RMC = Required Phase II Minimum Contingency;

                  (2) IC = the amount set forth in the "Phase II Contingency" Line Item Category of the Phase II Project Budget approved by the Majority of the Arrangers pursuant to Section 3.4 of the Disbursement Agreement;

                  (3) PC = Percentage of the Project completed as of the calculation date based upon the Hard Costs incurred as of such date in accordance with the Project Budget (excluding those allocated to the "Owner FF&E" Line Item Category and any other Hard Costs reasonably approved by the Construction Consultant) compared to the total amount set forth such Line Item Categories in the Project Budget );

                  provided, however, that if RMC calculated pursuant to the following formula is greater than the amount set forth in clause (a) above, then the "Required Phase II Minimum Contingency" shall be deemed to equal the amount set forth in clause (a) above.

                  For example, if the amount of the "Phase II Contingency" Line Item in the approved Phase II Project Budget is $10,000,000 and, as of the calculation date, the Twenty-Five Percent Completion Date has occurred and fifty percent (50%) of the Hard Costs allocated to the foregoing Line Item Categories have been incurred in accordance with the Phase II Project Budget (PC=50), then RMC = ($10,000,000 - $1,500,000) * (1.00-(30/100)) + $1,500,000=
$8,500,000 * 0.50 + $1,500,000 = $5,750,000.

                  (c) from time to time after the Phase II Opening Date, the sum of (x) 150% of the Project Punchlist Completion Amount for the Phase II Project plus (y) until the Phase II Completion Date (if the Company has elected to build the Retail Facility), $500,000.

                  "Required Scope Change Approval" means, with respect to each proposed Scope Change, each of the following: (a) the consent of the Construction Consultant, and (b) the consent of the Bank Agent.

                  "Reserved Amounts" means, collectively, the portion, if any, of the Completion Guaranty Deposit Account to be reserved to pay Project Punchlist Items and/or disputed amounts pursuant to clauses (d)(i) and (ii) of the definition of "Completion Guaranty Release Conditions" after giving effect to (a) any amounts then on deposit in the Company's Funds Account and the Bank Proceeds Account and (b) any amounts then available under the Bank Revolving Credit Facility to pay Project Costs allocated to the Phase I Project in the Phase I Budget.

                  "Responsible Officer" means as to any Person, the chief executive officer, president or chief financial officer of such Person or such Person's member if such Person is a member-managed limited liability company, but in any event, with respect to financial matters, the chief financial officer of such Person.

                  "Retail Facility" means an up to approximately 60,000 square foot retail facility adjoining the Projects on the Site (other than any retail facility included in the Plans and Specifications for the Phase I Project in effect on the Closing Date).

                  "Retainage Amounts" means at any given time amounts which have accrued and are owing under the terms of a Contract for work or services already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the Contractor, until certain subsequent events (e.g., completion benchmarks) have been achieved under the Contract.

                  "S&P" means Standard & Poor's Ratings Group, a New York corporation, or any successor thereof.

                  "Scope Change" means any change in the Plans and Specifications or any other change to the design, layout, architecture or quality of the Projects from that which is contemplated on the Closing Date, (unless such change is required by Legal Requirements), including, without limitation, (a) changes to the "Premises and Assumptions" (as defined in the Phase I Primary Construction Contract), (b) approval or submission to the Phase I Primary Contractor of "Drawings" or "Specifications" (each as defined in the Phase I Primary Construction Contract) that are inconsistent with the Premises and Assumptions, (c) additions, deletions or modifications in the "Work" (as defined in the Phase I Primary Construction Contract) (including, without limitation, the acceptance of any non-conforming "Work" (as defined in the Phase I Primary Construction Contract) pursuant to Section 10.9 of the Phase I Primary Construction Contract), (d) the issuance of a "Construction Change Directive" (as defined in the Phase I Primary Construction Contract) directing a "Change" (as defined in the Phase I Primary Construction Contract) in the work and a proposed basis for adjustments, if any, in the "Guaranteed Maximum Price" (as defined in the Phase I Primary Construction Contract) or "Contract Time" (as defined in the Phase I Primary Construction Contract), or any combination of them, (e) modifications to the "Drawings" (as defined in the Phase I Architect's Agreement) to the extent the same constitute an "Additional Service" under the Phase I Architect's Agreement and (f) any other similar changes, modifications or directives entered into or issued under the Phase II Primary Construction Contract or the Phase II Architect's Agreement.

                  "Secured Parties" means the Bank Agent, the 2014 Notes Indenture Trustee, the Bank Lenders, the 2014 Noteholders, the Collateral Agent, the Nevada Collateral Agent, the counterparties to any Interest Rate Agreements entered into by the Company under the Bank Credit Agreement (to the extent that the Credit Agreement permits such Interest Rate Agreements to be secured) and the Disbursement Agent acting on behalf of any one or more of the foregoing.

                  "Securities Intermediary" means Deutsche Bank Trust Company Americas in its capacity as securities intermediary under the Company Disbursement Collateral Account Agreement and the Completion Guaranty Collateral Account Agreement and Bank of America, N.A. in its capacity as bank under the Local Company Collateral Account Agreements and its successors in such capacity.

                  "Security Agreement" means that certain Pledge and Security Agreement dated as of December 14, 2004 executed by the Company and each other Loan Party, in favor of the Collateral Agent.

                  "Security Documents" means, collectively and without duplication, the Deeds of Trust, the Security Agreement, the Bank Environmental Indemnity Agreements, the 2014 Notes Environmental Indemnity Agreements, the Collateral Agency Agreement, the IP Security Agreement, the Bank Guarantee, the Completion Guaranty, the Construction Guaranty, each Payment and Performance Bond, the Collateral Account Agreements, the Consents, and any other deeds of trust, security agreements or collateral account agreements entered into by any of the Loan Parties and/or one or more of their direct or indirect Subsidiaries for the benefit of any Secured Party in accordance with the terms of the Financing Agreements or the Intercreditor Agreements.

                  "Shuttle Easement" means that certain Easement Agreement dated as of December 14, 2004 by Wynn Golf, as grantor, and the Company, as grantee.

                  "Site" means all or any portion of the Projects, as described in Exhibit Q-3 to the Disbursement Agreement and any other real property which is subject to a lien under any Deeds of Trust. The Site includes the Golf Course Land, the Wynn Home Site, the Home Site Land and the Koval Land until such time (if ever) as the release conditions set forth in
Section 7.5 of the Bank Credit Agreement and Section 10.03 of the 2014 Notes Indenture shall have been satisfied,.

                  "Site Easements" means the easements appurtenant, easements in gross, license agreements and other rights running for the benefit of the Company and/or appurtenant to the Site, including, without limitation, those certain easements and licenses described in the Title Policy. The Site Easements include the Golf Course Land Easements until such time (if ever) as the release conditions set forth in Section 7.5 of the Bank Credit Agreement and Section 10.03 of the 2014 Notes Indenture shall have been satisfied.

                  "Soft Costs" means:

                  (a) with respect to the Phase I Project, the Project Costs set forth in the Phase I Project Budget under the following Line Items or Line Item Categories:

                           (i)      Capitalized Interest and Commitment Fees;

                           (ii)     Pre-Opening Expense;

                           (iii)    Transaction Fees and Expenses;

                           (iv)     Design and Engineering Fees;

                           (v)      Working Capital Requirements at Opening;

                           (vi)     Entertainment Production;

                           (vii)    Insurance/Utilities/Security;

                           (viii)   Property Taxes;

                           (ix)     Government Approvals and Permits; and

                           (x)      Miscellaneous Operating Costs.

                  (a) with respect to the Phase II Project, the Line Items and Line Item Categories set forth in the Phase II Project Budget delivered by the Company pursuant to Section 3.4.2 and designated by the Company to be associated with Soft Costs (which designation shall be reasonably acceptable to the Disbursement Agent and the Construction Consultant and substantially similar to those designated as Soft Costs for the Phase I Project under clause
(a) above).

                  "Stop Funding Notice" has the meaning given in Section 2.3.2(b) of the Disbursement Agreement.

                  "Stop Funding Request" has the meaning given in Section 2.3.3(b) of the Disbursement Agreement.

                  "Subcontract" means any subcontract or purchase order entered into with any Subcontractor.

                  "Subcontractor" means any direct or indirect subcontractor of any tier under any Contract.

                  "Subsidiary" as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors, managers or trustees of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Disbursement Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

                  "Summary Anticipated Cost Reports" means, collectively, the Phase I Summary Anticipated Cost Report and, from and after the Phase II Approval Date, the Phase II Summary Anticipated Cost Report.

                  "Tax" shall mean shall mean any federal, state, local, foreign or other tax, levy, impost, fee, assessment or other government charge, including without limitation income, estimated income, business, occupation, franchise, property, payroll, personal property, sales, transfer, use, employment, commercial rent, occupancy, franchise or withholding taxes, and any premium, including without limitation interest, penalties and additions in connection therewith.

                  "Third Party Claims" has the meaning given in Section 10.3 of the Disbursement Agreement.

                  "Title Insurer" means Commonwealth Land Title Company.

                  "Title Policies" means, collectively, the policies of title insurance issued by Title Insurer as of the Closing Date, as provided in
Section 3.1.26 of the Disbursement Agreement, including all amendments thereto, endorsements thereof and substitutions or replacements therefor.

                  "2014 Notes" means the 6-5/8% First Mortgage Notes Due 2014 in the aggregate principal amount of $1.3 billion issued by the Company and Capital Corp., as co-issuers, pursuant to the 2014 Notes Indenture.

                  "2014 Notes Environmental Indemnity Agreements" means those certain Indemnity Agreement dated as of December 14, 2004 and made by each of the Company, Wynn Golf and Wynn Sunrise for the benefit of the 2014 Notes Indenture Trustee and certain other indemnified parties.

                  "2014 Notes Indenture" means that certain First Mortgage Notes Indenture dated as of December 14, 2004 among the Company, Capital Corp., the guarantors signatory thereto, and the 2014 Notes Indenture Trustee.

                  "2014 Notes Indenture Trustee" means U.S. Bank National Association, in its capacity as the initial trustee under the 2014 Notes Indenture and its successors in such capacity.

                  "2014 Notes Proceeds" means the amounts deposited in the 2014 Notes Proceeds Account on the Closing Date.

                  "2014 Notes Proceeds Account" means the account referenced in Section 2.2 of the Disbursement Agreement and established pursuant to the Company Disbursement Collateral Account Agreement.

                  "Unallocated Phase I Contingency Balance" means, from time to time, the amount of the "Phase I Construction Contingency" Line Item Category as set forth in the Phase I Project Budget then in effect.

                  "Unallocated Phase II Contingency Balance" means, from time to time, the amount of the "Phase II Construction Contingency" Line Item Category as set forth in the Phase II Project Budget then in effect.

                  "Unincorporated Materials" has the meaning given in Section
3.2.19 of the Disbursement Agreement.

                  "Water Access Easement" means that certain Access Easement Agreement dated as of December 14, 2004 by Wynn Golf, as grantor, and the Company, as grantee.

                  "Wynn Golf" means Wynn Golf, LLC, a Nevada limited liability company.

                  "Wynn Golf Deed of Trust" means that certain Deed of Trust dated as of December 14, 2004 between Wynn Golf, as trustor, and Nevada Title Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

                  "Wynn Golf Permitted Encumbrances" has the meaning given in
Section 3.1.26 of the Disbursement Agreement.

                  "Wynn Home Site" means the approximately two acre tract of land located on the Golf Course where Stephen A. Wynn's personal residence may be built after release of the Wynn Home Site in accordance with Section 7.5 of the Bank Credit Agreement and Section 10.03 of the 2014 Notes Indenture.

                  "Wynn Las Vegas Deed of Trust" means that certain Deed of Trust dated as of December 14, 2004 between the Company, as trustor, and Nevada Title Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

                  "Wynn Las Vegas Permitted Encumbrances" has the meaning given in Section 3.1.26 of the Disbursement Agreement.

                  "Wynn Show Performers" means Wynn Show Performers, LLC, a Nevada limited liability company.

                  "Wynn Sunrise" means Wynn Sunrise, LLC, a Nevada limited liability company.

                  "Wynn Sunrise Deed of Trust" means that certain Deed of Trust dated as of December 14, 2004 between Wynn Sunrise, as trustor, and Nevada Title Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

                  "Wynn Sunrise Easements" means the easements appurtenant, easements in gross, license agreements and other rights running for the benefit of the Company, or Wynn Sunrise and/or appurtenant to the Wynn Sunrise Land, including, without limitation, those certain easements and licenses described in the Title Policy.

                  "Wynn Sunrise Land" means the land owned by Wynn Sunrise, as more particularly described in Part B of Exhibit Q-3 to the Disbursement Agreement.

                  "Wynn Sunrise Permitted Encumbrances" has the meaning given in Section 3.1.26 of the Disbursement Agreement.

                  RULES OF INTERPRETATION
                  -----------------------

                  The following rules of interpretation shall apply to the Disbursement Agreement and this Exhibit A unless otherwise required by the context or as specifically provided:

                  1. Words in the singular include the plural and words in the plural includes the singular.

                  2. The word "or" is not exclusive.

                  3. A reference to a Legal Requirement includes any amendment or modification of such Legal Requirement, and all regulations, rulings and other Legal Requirements promulgated under such Legal Requirement unless, in any case, otherwise provided in such statute or the Disbursement Agreement.

                  4. A reference to a Person includes its permitted successors and permitted assigns.

                  5. Accounting terms have the meanings assigned to them by generally accepted accounting principles in the United States of America, as in effect from time to time, as applied by the accounting entity to which they refer.

                  6. A reference to "including" means including without limiting the generality of any description preceding such term.

                  7. A reference in the Disbursement Agreement to an article, section, exhibit, schedule, annex part, clause, paragraph, party, appendix or other attachment is to the article, section, exhibit, schedule, annex, part, clause, paragraph, party, appendix or other attachment of such document unless otherwise indicated in such document

                  8. References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean, unless specifically indicated, such document, instrument or agreement as in effect on the date hereof, notwithstanding any termination, such expiration or amendment of such agreement unless all of the parties to the Disbursement Agreement are signatories to such amendment or unless the signatories of such amendment have the right to amend the Disbursement Agreement without the consent of the other parties to the Disbursement Agreement, in which case any references shall be to such agreement as so amended.

                  9. The words "hereof," "herein" and "hereunder" and words of similar import when used in the Disbursement Agreement shall refer to such document as a whole and not to any particular provision of such document.

                  10. References to "days" shall mean calendar days, unless the term "Banking Days" shall be used.

                  11. The Financing Agreements are the result of negotiations among, and have been reviewed by, the Company, the Company's subsidiaries, the Funding Agents, the Lenders and the Disbursement Agent. Accordingly, the Financing Agreements shall be deemed to be the product of all parties thereto, and no ambiguity shall be construed in favor of or against any such Person.

                  12. Words referring to a gender include any gender.

                  13. The headings, subheadings and tables of contents are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof nor shall they modify, define, expand or limit any of the terms or provisions thereof.

                  14. A reference to a particular section, paragraph or other part of a particular statute shall be deemed to be a reference to any other section, paragraph or other part substitute therefor from time to time unless otherwise specified.

                  15. If a capitalized term describes, or shall be defined by reference to, a document, instrument that has not as of any particular date been executed and delivered and such document, instrument or agreement is attached as an exhibit to the Disbursement Agreement, such reference shall be deemed to be such form and, following such execution and delivery and subject to paragraph 8 above, to the document, instrument or agreement as so executed and delivered.